As Filed with the Securities and Exchange Commission on December 22, 2000
                                             Registration Statement Nos. 2-89725
                                                                        811-3981
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM N-1A


            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          |X|
                          PRE-EFFECTIVE AMENDMENT NO.                        |_|
                        POST-EFFECTIVE AMENDMENT NO. 30                      |X|


                                     AND/OR


                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940
                               AMENDMENT NO. 31                              |X|
                        (CHECK APPROPRIATE BOX OR BOXES)


                                   ----------

                           PRUDENTIAL WORLD FUND, INC.
               (Exact name of registrant as specified in charter)


                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
               (Address of principal Executive Offices)(Zip Code)

                                   ----------


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (973) 367-3028

                            ROBERT C. ROSSELOT, ESQ.
                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
               (Name and Address of Agent for Service of Process)

                                   ----------

     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective (check appropriate box):

     |_|  immediately upon filing pursuant to paragraph (b)

     |_|  on (date) pursuant to paragraph (b)


     |X|  60 days after filing pursuant to paragraph (a)(1)


     |_|  on (date) pursuant to paragraph (a)(1)

     |_|  75 days after filing pursuant to paragraph (a)(2)

     |_|  on (date) pursuant to paragraph (a)(2) of Rule 485.


If appropriate, check the following box:

     |_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                                   ----------

Title of Securities Being Registered.....Shares of common stock, $.01 par value.

================================================================================

                                             PROSPECTUS
[LOGO]    Prudential                         AND FINANCIAL
                                             PRIVACY NOTICE    FEBRUARY __, 2001


     PRUDENTIAL
     GLOBAL GROWTH FUND

     FUND TYPE Global stock
     OBJECTIVE Long-term growth of capital




     BUILD




As with all mutual funds, the Securities
and Exchange Commission has not approved
or disapproved the Fund's shares nor has                             ON THE ROCK
the SEC determined that this prospectus
is complete or accurate. It is a
criminal offense to state otherwise.

TABLE OF CONTENTS

1    Risk/Return Summary
1    Investment Objective and Principal Strategies
1    Principal Risks
2    Evaluating Performance
4    Fees and Expenses

6    How the Series Invests
6    Investment Objective and Policies
7    Other Investments and Strategies
11   Investment Risks


13   How the Series is Managed
13   Board of Directors
13   Manager
14   Investment Adviser
14   Portfolio Managers
14   Distributor


15   Series Distributions and Tax Issues
15   Distributions
16   Tax Issues
17   If You Sell or Exchange Your Shares


19   How to Buy, Sell and Exchange Shares of the Series
19   How to Buy Shares
27   How to Sell Your Shares
30   How to Exchange Your Shares
32   Telephone Redemptions and Exchanges
33   Financial Highlights


38   The Prudential Mutual Fund Family

     Your Financial Security, Your Satisfaction & Your Privacy

     For More Information (Back Cover)




Prudential Global Growth Fund                          [GRAPHIC]  (800) 225-1852

Risk/Return Summary


     This prospectus provides information about PRUDENTIAL GLOBAL GROWTH FUND (the Series), which is a separate diversified series of the PRUDENTIAL WORLD FUND, INC. (the Fund). The Fund consists of two additional series--the PRUDENTIAL JENNISON INTERNATIONAL GROWTH FUND and the PRUDENTIAL INTERNATIONAL VALUE FUND. This prospectus relates only to the Series. For information about the two other series, you should contact the Fund.

This section highlights key information about the Series. Additional information follows the summary.


---------------------------------------
WE'RE GROWTH INVESTORS

We look primarily for stock that we
believe is undervalued and/or will grow
faster--and earn better profits--than
other companies. We also look for
companies with strong competitive
advantages, effective research and
product development, strong management
or financial strength.
---------------------------------------

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Our investment objective is LONG-TERM GROWTH OF CAPITAL. Income is a secondary objective. This means we look for investments that we think will increase in value over a period of years. To achieve our objective, we invest primarily in equity-related securities of medium-size and large U.S. and FOREIGN (NON-U.S. BASED) COMPANIES.

     We use a growth investment style when deciding which securities to buy for the Series. This means that we look for companies that we believe are undervalued and/or which we believe will grow faster and generate better earnings from other companies. Some of the characteristics we look for include strong competitive advantages, effective research and product development and strong management and finances. Generally, we consider selling a security when the security no longer displays conditions for growth, is no longer undervalued, or falls short of expectations.

     While we make every effort to achieve our objective, we can't guarantee success.

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risks. Since the Series invests primarily in common stock and preferred stock, there is the risk that the value of a particular security we own could go down and you could lose money.

Risk/Return Summary

     Generally, the securities of large and medium-sized companies are more stable than the securities of smaller companies, but this is not always the case. In addition to an individual stock losing value, the value of the EQUITY MARKETS of the countries in which we invest could go down. There is also the additional risk that foreign political, economic and legal systems may be less stable than in the U.S. The changing value of foreign currencies could also affect the value of the assets we hold and our performance. In the case of investments in emerging markets securities, these risks are heightened and may result in greater volatility in the value of your investment.

     There is also risk involved in the investment strategies we may use. Some of our strategies depend on correctly predicting whether the price or value of an underlying investment will go up or down over a certain period of time. There is always the risk that investments will not perform as we thought they would. Like any mutual fund, an investment in the Series could lose value, and you could lose money. The Series does not represent a complete investment program.

     There are special risks that may arise with the continuing transition to the euro as the common currency of the European Economic and Monetary Union. These risks include the possibility that computing, accounting and trading systems will fail to recognize the euro during the transition period, as well as the possibility that the euro will cause markets to become more volatile.

     An investment in the Series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

EVALUATING PERFORMANCE


A number of factors--including risk--affect how the Series performs. The bar chart and table below demonstrate the risk of investing in the Series by showing how returns can change from year to year. The bar chart shows the Series' performance for each full calendar year of operation for the last 10 years. Past performance is not an indication that the Series will achieve similar results in the future.



2  Prudential Global Growth Fund                       [GRAPHIC]  (800) 225-1852

Risk/Return Summary

Annual Returns (Class B shares)(1)

-----------------------------------------------------------------------------------------------
1991      1992      1993      1994      1995      1996      1997      1998      1999      2000
12.29%    -5.27%    47.90%    -5.49%    14.18%    18.21%    4.25%     22.47%    47.59%    ????%



  BEST QUARTER:   % (   quarter of     )    Worst Quarter: (    )%    quarter of      )
-----------------------------------------------------------------------------------------------


(1) THESE ANNUAL RETURNS DO NOT INCLUDE SALES CHARGES. IF SALES CHARGES WERE INCLUDED, THE ANNUAL RETURNS WOULD BE LOWER THAN THOSE SHOWN.



Average Annual Returns (as of 12/31/00)(1)
--------------------------------------------------------------------------------
                      1 YEAR    5 YEARS    10 YEARS     SINCE INCEPTION
Class A shares                                                 (since 1-22-90)

Class B shares                                                 (since 5-15-84)

Class C shares                                  N/A            (since 8-1-94)
Class Z shares                      N/A         N/A            (since 3-1-96)
MSCI World(2)                                              n/a
Lipper Average(3)                                          n/a
--------------------------------------------------------------------------------


(1)  THE SERIES' RETURNS ARE AFTER DEDUCTION OF SALES CHARGES AND EXPENSES.


(2) THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX IS A WEIGHTED, UNMANAGED INDEX OF PERFORMANCE OF APPROXIMATELY 1,500 SECURITIES LISTED ON STOCK EXCHANGES OF THE U.S., EUROPE, CANADA, AUSTRALIA, AND THE FAR EAST. THESE RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGES. THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF SALES CHARGES. MSCI WORLD INDEX RETURNS SINCE THE INCEPTION OF EACH CLASS ARE ____% FOR CLASS A, ____% FOR CLASS B, ____% FOR CLASS C AND ____% FOR CLASS Z SHARES.

(3) THE LIPPER AVERAGE IS BASED ON THE AVERAGE RETURN OF ALL MUTUAL FUNDS IN THE GLOBAL FUNDS CATEGORY AND DOES NOT INCLUDE THE EFFECT OF ANY SALES CHARGES. AGAIN, THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF SALES CHARGES. LIPPER RETURNS SINCE THE INCEPTION OF EACH CLASS ARE ____% FOR CLASS A,____% FOR CLASS B, ____% FOR CLASS C AND ____% FOR CLASS Z SHARES. SOURCE: LIPPER, INC.

Risk/Return Summary

FEES AND EXPENSES

These tables show the sales charges, fees and expenses for each share class of the Series--Classes A, B, C and Z. Each share class has different sales charges--known as "loads"--and expenses, but represents AN investment in the same series. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Series."

  SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

-------------------------------------------------------------------------------------

                                             CLASS A    CLASS B   CLASS C    CLASS Z
 Maximum sales charge (load) imposed on           5%       None        1%       None
  purchases (as a percentage of offering
  price)
 Maximum deferred sales charge (load)           None      5%(2)     1%(3)       None
  imposed on sales (as a percentage
  of the lower of original purchase
  price or sale proceeds)
 Maximum sales charge (load) imposed on         None       None      None       None
  reinvested dividends and other
  distributions

 Redemption fees                                None       None      None       None
 Exchange fee                                   None       None      None       None
-------------------------------------------------------------------------------------

  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM SERIES ASSETS)
-------------------------------------------------------------------------------------

                                              CLASS A   CLASS B   CLASS C    CLASS Z
 Management fees                                .75%       .75%      .75%       .75%
 + Distribution and service (12b-1) fees        .30%(4)    .92%     1.00%       None
 + Other  expenses                              .32%       .32%      .32%       .32%
 = Total annual Series operating expenses      1.37%      1.99%     2.07%      1.07%
 - Waivers                                      .05%(4)    None      None       None
 = Net annual Series operating expenses        1.32%(4)   1.99%     2.07%      1.07%

(1) YOUR BROKER MAY CHARGE YOU A SEPARATE OR ADDITIONAL FEE FOR PURCHASES AND SALES OF SHARES.

(2) THE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B SHARES DECREASES BY 1% ANNUALLY TO 1% IN THE FIFTH AND SIXTH YEARS AND 0% IN THE SEVENTH YEAR. CLASS B SHARES CONVERT TO CLASS A SHARES APPROXIMATELY SEVEN YEARS AFTER PURCHASE.

(3) THE CDSC FOR CLASS C SHARES IS 1% FOR SHARES REDEEMED WITHIN 18 MONTHS OF PURCHASE.

(4) FOR THE FISCAL YEAR ENDING OCTOBER 31, 2000, THE DISTRIBUTOR OF THE FUND HAS CONTRACTUALLY AGREED TO REDUCE ITS DISTRIBUTION AND SERVICE FEES FOR CLASS A SHARES TO .25 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES.


4  Prudential Global Growth Fund                       [GRAPHIC]  (800) 225-1852

Risk/Return Summary

EXAMPLE

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds.

     The example assumes that you invest $10,000 in the Series for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
                                 1 YR        3 YRS        5 YRS       10 YRS
  Class A shares                 $628         $907       $1,208       $2,060
  Class B shares                 $702         $924       $1,173       $2,082
  Class C shares                 $408         $742       $1,202       $2,476
  Class Z shares                 $109         $340       $  590       $1,306
--------------------------------------------------------------------------------

You would pay the following expenses on the same investment if you did not sell your shares:

--------------------------------------------------------------------------------
                                 1 YR        3 YRS        5 YRS       10 YRS
  Class A shares                 $628         $907       $1,708       $2,060
  Class B shares                 $202         $624       $1,073       $2,082
  Class C shares                 $308         $742       $1,202       $2,476
  Class Z shares                 $109         $340       $  590       $1,306
--------------------------------------------------------------------------------

How the Series Invests

INVESTMENT OBJECTIVE AND POLICIES

The investment objective of this Series is to seek LONG-TERM GROWTH OF CAPITAL. Income is a secondary objective. This means we seek investments that will increase in value over a period of years. We invest primarily in the EQUITY-RELATED SECURITIES OF U.S. AND FOREIGN COMPANIES. A company is considered to be a foreign company if it satisfies at least one of the following criteria:

---------------------------------------
OUR INVESTMENT STRATEGY

In deciding which securities to buy, we
use a growth investment style. That is,
we look for companies that we believe
are undervalued and/or will grow
faster--and earn better profits--than
other companies. We also look for
companies with strong competitive
advantages, effective research, product
development, strong management and
financial strength. We consider selling
a security when the conditions for
growth are no longer present or begin to
change, the price of the security
reaches the level we expected, or when
the security falls short of our
expectations.
---------------------------------------

> its securities are traded principally on stock exchanges in one or more foreign countries;

> it derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more foreign countries;

>    it maintains 50% or more of its assets in one or more foreign countries;

>    it is organized under the laws of a foreign country; or

>    its principal executive office is located in a foreign country.

While we make every effort to achieve our objective, we can't guarantee success.

While the Series may invest in companies of any size, in the past we have invested, and we currently intend to invest, primarily in medium-size and large companies, which means companies with a MARKET CAPITALIZATION of $1 billion or more (market capitalization is the price per share times the number of outstanding shares). Geographically, we intend to have investments in at least four developed countries, including the U.S. We may invest in stock markets and countries around the world, including countries in the Pacific Basin (like Japan and Australia), Western Europe (like the United Kingdom and Germany) and North America (like the U.S. and Canada).

     From time to time, on a temporary basis, we may invest up to 65% of the Series' total assets in just one country, and under unusual market conditions, we may temporarily invest all of our assets in U.S. equities. During that period we may not be able to achieve our investment objectives.


6  Prudential Global Growth Fund                       [GRAPHIC]  (800) 225-1852

How the Series Invests

     In selecting securities for the Series, we use a bottom-up approach based on a company's growth potential, and we focus the Series' portfolio on companies that have one or more of the following characteristics:

>    prospects for above-average earnings growth per share;

>    high return on invested capital;

>    healthy balance sheets;

>    sound financial and accounting policies and overall financial strength;

>    strong competitive advantages;

>    effective research and product development and marketing;

>    efficient service;

>    pricing flexibility;

>    strength of management; and

> general operating characteristics that will allow the companies to compete successfully in their marketplace.

     Generally, we consider selling a security when the security no longer displays the conditions for growth, is no longer undervalued, or falls short of expectations.

     For more information, see "Investment Risks" and the Statement of Additional Information, "Description of the Series, Their Investments and Risks." The Statement of Additional Information--which we refer to as the SAI--contains additional information about the Series. To obtain a copy, see the back cover page of this prospectus.

     The Series' investment objective is a fundamental policy that cannot be changed without shareholder approval. The Fund's Board of Directors can change investment policies that are not fundamental.

OTHER INVESTMENTS AND STRATEGIES

While the Series invests primarily in common stock, preferred stock and other equity-related securities, it may invest in other securities or use certain investment strategies to increase returns or protect their assets if market conditions warrant.

EQUITY-RELATED SECURITIES

These include common stock, preferred stock or securities that may be converted to or exchanged for common stock--known as convertible securities--like rights and warrants. The Series may also invest in American Depositary Receipts (ADRs), which are certificates--usually issued by a U.S. bank or trust company--that represent an equity investment in a foreign

How The Series Invests

company or some other foreign issuer. ADRs are valued in U.S. dollars. We consider ADRs to be equity-related securities.

     The Series may participate in the initial public offering (IPO) market. IPO investments may increase the Series' total returns. As the Series' assets grow, the impact of IPO investments will decline, which may reduce the Series' total returns.


MONEY MARKET INSTRUMENTS, BONDS AND OTHER FIXED-INCOME SECURITIES

Money market instruments and bonds are known as FIXED-INCOME SECURITIES because issuers of these securities are obligated to pay interest and principal. Typically, fixed-income securities don't increase or decrease in value in relation to an issuer's financial condition or business prospects as stocks may, although their value does fluctuate inversely to changes in interest rates generally and directly in relation to their perceived credit quality. Corporations and governments issue MONEY MARKET INSTRUMENTS and BONDS to raise money. The Series may buy obligations of companies, foreign countries or the U.S. Government. Money market instruments include the commercial paper and short-term obligations of foreign and domestic corporations, banks and governments and their agencies.

     If we believe it is necessary, we may temporarily invest 100% of the Series' assets in money market instruments. Investing heavily in these securities limits our ability to achieve capital appreciation, but may help to preserve the Series' assets when global or international markets are unstable.

     Generally, the Series will purchase only "INVESTMENT-GRADE" commercial paper and bonds. This means the commercial paper and bonds have received one of the four highest quality ratings determined by Moody's Investors Service, Inc. (Moody's), or Standard & Poor's Ratings Group (S&P), or one of the other nationally recognized statistical rating organizations (NRSROs). On occasion, the Series may buy instruments that are not rated, but that are of comparable quality to the investment-grade bonds described above. For more information about bonds and bond ratings, see the SAI, "Appendix I, Description of Security Ratings."

REPURCHASE AGREEMENTS

The Series may also use REPURCHASE AGREEMENTS, where a party agrees to sell a security to the Series and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for the Series.


8  Prudential Global Growth Fund                       [GRAPHIC]  (800) 225-1852

How the Series Invests

DERIVATIVE STRATEGIES

We may use a number of alternative DERIVATIVE STRATEGIES to try to improve the Series' returns or protect its assets, although we cannot guarantee these strategies will work, that the instruments necessary to implement these strategies will be available or that the Series will not lose money. Derivatives--such as futures, options, foreign currency forward contracts and options on futures--involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment, a security, market index, currency, interest rate or some other asset, rate or index, will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return, taking into account the Series' overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives we may use may not match or correspond exactly with the Series' actual portfolio holdings. In particular this will be the case when we use derivatives for return enhancement.

OPTIONS

The Series may purchase and sell put and call options on equity securities, stock indices and foreign currencies that are traded on U.S. or foreign securities exchanges, on NASDAQ or in the over-the-counter market. An option is the right to buy or sell securities or currencies in exchange for a premium. The Series will sell only covered options. Covered options are described in our SAI under "Description of the Series, Their Investments and Risks--Hedging and Return Enhancement Strategies."

FUTURES CONTRACTS AND RELATED OPTIONS, FOREIGN CURRENCY FORWARD CONTRACTS

The Series may purchase and sell stock and bond index futures contracts and related options on stock and bond index futures. The Series also may purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts. A futures contract is an exchange-traded agreement to buy or sell a set quantity of an underlying product at a future date or to make or receive a cash payment based on the value of a securities index on a stipulated future date. The Series may also enter into foreign currency forward contracts to protect the value of its assets against future changes in the level of foreign exchange rates. A foreign currency forward contract is an over-the-counter obligation to buy or sell a given currency on a future date at a set price.

How the Series Invests

     For more information about these strategies, see the SAI, "Description of the Series, Their Investments and Risks--Hedging and Return Enhancement Strategies."

ADDITIONAL STRATEGIES

The Series follows certain policies when it BORROWS MONEY (the Series can borrow up to 20% of the value of its total assets); LENDS ITS SECURITIES to others (the Series will not lend more than 30% of the value of its total assets, which for this purpose includes the value of any collateral received in the transaction); and holds ILLIQUID SECURITIES (the Series may hold up to 15% of its net assets in illiquid securities, including restricted securities with legal or contractual restrictions, those without a readily available market and repurchase agreements with maturities longer than seven days). The Series is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see "Investment Restrictions" the SAI.


10  Prudential Global Growth Fund                      [GRAPHIC]  (800) 225-1852

How the Series Invests

INVESTMENT RISKS


As noted previously, all investments involve risk, and investing in the Series is no exception. This chart outlines the key risks and potential rewards of the principal investments the Series may make. See, too, "Description of the Series, Their Investments and Risks" in the SAI.


  INVESTMENT TYPE
  % OF SERIES' TOTAL ASSETS      RISKS                      POTENTIAL REWARDS
--------------------------------------------------------------------------------

  FOREIGN SECURITIES IN       >  Foreign markets,        >  Investors can
  GENERAL                        economies and              participate
                                 political systems,         in the growth of
  UP TO 100%                     particularly those         foreign markets
                                 in developing              through investments
  UP TO 65% IN ONE COUNTRY       countries, may not         in companies
  ON A TEMPORARY BASIS           be as stable as in         operating  in those
                                 the U.S.                   markets

                              >  Currency                >  Opportunities for
                                 risk--changing             diversification
                                 values of foreign
                                 currencies

                              >  May be less liquid
                                 than U.S. stocks
                                 and bonds

                              >  Differences in
                                 foreign laws,
                                 accounting
                                 standards and
                                 public information
                                 and custody and
                                 settlement practices

                              >  Investment in
                                 emerging markets
                                 securities are
                                 subject to greater
                                 volatility and
                                 price declines

--------------------------------------------------------------------------------
  COMMON STOCKS AND           >  Individual stocks       >  Historically,
  OTHER EQUITY-RELATED           could lose value           stocks have
  SECURITIES                                                outperformed other
                              >  The equity markets         investments over
  AT LEAST 65%; UP TO 100%       could go down,             the long term
                                 resulting in a
  UP TO 100% IN U.S.             decline in value of     >  Generally, economic
  EQUITIES ON A TEMPORARY        the Series                 growth leads to
  BASIS                          investments                higher corporate
                                                            profits, which leads
                              >  Companies that pay         to an increase
                                 dividends may not          in stock prices,
                                 do so if they don't        known as capital
                                 have profits or            appreciation
                                 adequate cash flow
                                                         >  May be a source of
                              >  Changes in economic        dividend income
                                 or political
                                 conditions,
                                 both domestic and
                                 international, may
                                 result in a decline
                                 in value of the
                                 Series' investments
--------------------------------------------------------------------------------

How the Series Invests

  % OF SERIES' TOTAL ASSETS      RISKS                      POTENTIAL REWARDS
-------------------------------------------------------------------------------


                              >  Credit risk--the       >  A source of regular
  INVESTMENT-GRADE BONDS         risk that the             interest income
                                 borrower can't pay
  UP TO 35%                      back the money         >  Generally more secure
                                 borrowed or make          than stock since
                                 interest payments         companies must pay
                                                           their debts before
                              >  Market risk--the          they pay dividends.
                                 risk that bonds or
                                 other debt
                                 instruments may
                                 lose value in the
                                 market because
                                 interest rates
                                 change or there is
                                 a lack of confidence
                                 in the borrower

--------------------------------------------------------------------------------
                              >  Derivatives used        >  Derivatives could
  DERIVATIVES                    for risk management        make money and
                                 may not fully              protect against
  PERCENTAGE VARIES              correspond to the          losses if the
                                 underlying positions       investment analysis
                                 and this could result      proves correct
                                 in losses to the
                                 Series that would       >  Derivatives that
                                 not have otherwise         involve leverage
                                 occurred                   could generate
                                                            substantial gains at
                              >  Derivatives, such          low cost
                                 as futures, options
                                 and foreign             >  One way to manage
                                 currency forward           the Series'
                                 contracts, may not         risk/return balance
                                 have the effects           is by locking in the
                                 intended and may           value of an
                                 result in losses or        investment ahead of
                                 missed opportunities       time


                              >  The other party to
                                 a derivatives
                                 contract could
                                 default

                              >  Derivatives can
                                 increase share
                                 price volatility
                                 and those that
                                 involve leverage
                                 could magnify
                                 losses

                              >  Certain types of
                                 derivatives involve
                                 costs that can
                                 reduce returns

--------------------------------------------------------------------------------
                              >  May be difficult to     >  May offer a more
  ILLIQUID SECURITIES            value precisely            attractive yield or
                              >  May be difficult to        potential for growth
  UP TO 15% OF NET ASSETS        sell at the time or        than more widely
                                 place desired              traded securities
--------------------------------------------------------------------------------
                              >  Limits potential        >  May preserve the
  MONEY MARKET INSTRUMENTS       for capital                Series' assets
                                 appreciation and
  UP TO 100% ON A                achieving our
  TEMPORARY BASIS                objective

                              >  See credit risk and
                                 market risk under
                                 the heading
                                "Investment-grade
                                 bonds" above.
--------------------------------------------------------------------------------


12  Prudential Global Growth Fund                      [GRAPHIC]  (800) 225-1852

How the Series is Managed

BOARD OF DIRECTORS

The Fund's Board of Directors oversees the actions of the Manager, Investment Adviser and Distributor and decides on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business operations of the Series.

MANAGER

PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NEW JERSEY 07102-4077


Under a management agreement with the Fund, PIFM manages the Fund's investment operations and administers its business affairs. PIFM also is responsible for supervising the Series investment adviser. For the fiscal year ended October 31, 2000, the Series paid management fees of .75% of the average daily net assets of the Series.

     PIFM and its predecessors have served as manager or administrator to investment companies since 1987.

     As of December 31, 2000, PIFM served as the Manager to all of the Prudential Mutual Funds, and as Manager or administrator to closed-end investment companies, with aggregate assets of approximately $76.7 billion.

     The Board of Directors approved a proposal under which the Board may authorize Prudential Investments Fund Management LLC (PIFM or the Manager), subject to certain conditions, to enter into or amend subadvisory agreements without obtaining further shareholder approval. One of the conditions is that shareholders must first approve the grant of this ongoing authority to the Board of Directors. The implementation of this proposal also is conditioned upon the receipt of exemptive relief from the Securities and Exchange Commission (Commission).

     Subject to the satisfaction of these two conditions, which cannot be assured, the Manager would be permitted, with Board approval, to employ new subadvisers for a Series (including subadvisers affiliated with PIFM), change the terms of a Series' subadvisory agreements or enter into new subadvisory agreements with existing subadvisers. Shareholders of a Series would continue to have the right to terminate a subadvisory agreement for a Series at any time by a vote of the majority of the outstanding voting securities of the Series. Shareholders would be notified of any subadviser changes or other material amendments to subadvisory agreements that occur under these arrangements.

     The Board of Directors also approved a proposed new management contract with PIFM. If shareholders approve this new contract, PIFM would be

How the Series is Managed


permitted to allocate and reallocate a Series' assets among the Series' subadvisors, including The Prudential Investment Corporation (PIC), Jennison Associates LLC (Jennison) and unaffiliated subadvisers, without obtaining further shareholder approval.


INVESTMENT ADVISER


Jennison Associates LLC (Jennison) is the Series' investment adviser. Its address is 466 Lexington Avenue, New York, NY 10017. PIFM has responsibility for all investment advisory services and supervises Jennison. PIFM pays Jennison at an annual rate of .60 of 1% of the average daily net assets of the Series up to and including $300 million, .50 of 1% of the average daily net assets of the Series in excess of $300 million and up to an including $1.5 billion, and .45 of 1% of the average daily net assets over $1.5 billion. As of September 30, 2000, Jennison managed approximately $____ billion in assets. Jennison has served as an investment adviser to investment companies since 1990.

     PIFM is responsible for all investment advisory services, supervises the subadviser and pays the subadviser for its services.


PORTFOLIO MANAGERS


The Series is co-managed by DANIEL J. DUANE, CFA AND MICHELLE PICKER, FSA.

     Dan Duane is a Managing ____ of Jennison and has managed the Series since 1991. He earned a B.A. from Boston College, a PH.D. from Yale University and an M.B.A. from New York University. He was awarded the Chartered Financial Anyalyst
(CFA) designation.

     Michelle Picker is a ______ of Jennison. She has co-managed the Series since October 1997. Michelle earned a B.A. from the University of Pennsylvania and an M.B.A. from New York University. She was also awarded the Chartered Financial Analyst designation.


DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. The Fund has Distribution and Service Plans pursuant to Rule 12b-1 under the Investment Company Act. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Series' Class A, B, C and Z shares, and provides certain shareholder support services. The Series pays distribution and other fees to PIMS as compensation for its services for each class of shares, other than Class Z. These fees--known as 12b-1 fees--are shown in the "Fees and Expenses" tables.


14  Prudential Global Growth Fund                      [GRAPHIC]  (800) 225-1852

Series Distributions and Tax Issues

Investors who buy shares of the Series should be aware of some important tax issues. For example, the Series distributes DIVIDENDS of ordinary income and distributes realized net CAPITAL GAINS, if any, to shareholders. These distributions are subject to taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA) or some other qualified tax-deferred plan or account. Dividends and distributions from the Series may also be subject to state income tax in the state where you live.

     Also, if you sell shares of the Series for a profit, you may have to pay capital gains taxes on the amount of your profit, again unless you hold your shares in a qualified tax-deferred plan or account.

     The following briefly discusses some of the important federal tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS

The Series distributes DIVIDENDS of any net investment income to shareholders, typically once a year. For example, if the Series owns ACME Corp. stock and the stock pays a dividend, the Series will pay out a portion of this dividend to its shareholders, assuming the Series' income is more than its costs and expenses. The dividends you receive from the Series will be taxed as ordinary income, whether or not they are reinvested in the Series.

     The Series also distributes realized net CAPITAL GAINS to shareholders-- typically once a year. Capital gains are generated when the Fund sells its assets for a profit. For example, if the Series bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Series has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Series' total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Series holds the security--if a security is held more than one year before it is sold, LONG-TERM capital gains are taxed at the rate of 20%, but if the security is held one year or less, SHORT-TERM capital gains are taxed at rates up to 39.6%. Different rates apply to corporate shareholders.


     For your convenience, Series distributions of dividends and capital gains are AUTOMATICALLY REINVESTED in the Series without any sales charge. If you ask us to pay the distributions in cash, we will wire the distribution to your bank account instead of purchasing more shares of the Series. Either way, the distributions will be subject to taxes, unless your shares are held in a qualified or tax-deferred plan or account. For more information about automatic

Series Distributions and Tax Issues

reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.

TAX ISSUES

FORM 1099


Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year. If you own shares of the Series as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099. However, you will receive a Form 1099 when you take any distributions from your qualified or tax-deferred plan or account.

     Series distributions are generally taxable to you in the year they are received, except when we declare certain dividends in October, November or December of a calendar year and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year. Corporate shareholders are eligible for the 70% dividends--received deduction for certain dividends.


WITHHOLDING TAXES

If federal tax law requires you to provide the Series with your tax identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury 31% of your distributions and sale proceeds. Dividends of net investment income and short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.

IF YOU PURCHASE JUST BEFORE RECORD DATE

If you buy shares of the Series just before the record date (the date that determines who receives the distribution), that distribution will be paid to you. As explained above, the distribution may be subject to income or capital gains taxes. You may think you've done well, since you bought shares one day and soon thereafter received a distribution. That is not so because when dividends are paid out, the value of each share of the Series decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Series also will be affected by the market


16  Prudential Global Growth Fund                      [GRAPHIC]  (800) 225-1852

Series Distributions and Tax Issues

changes, if any. The distribution you receive makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.

QUALIFIED OR TAX-DEFERRED RETIREMENT PLANS

Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax free. Please contact your financial adviser for information on a variety of retirement plans offered by The Prudential Insurance Company of America.

IF YOU SELL OR EXCHANGE YOUR SHARES

---------------------------------------------------
                         +$   CAPITAL GAIN
                              (taxes owed)

RECEIPTS FROM SALE ----> OR

                         -$   CAPITAL LOSS
                              (offset against gain)
---------------------------------------------------

     If you sell any shares of the Series for a profit, you have realized a capital gain, which is subject to tax unless you hold shares in a qualified tax-deferred plan or account. The amount of tax you pay depends on how long you owned your shares. If you sell shares of the Series for a loss, you may have a capital loss, which you may use to offset certain capital gains you have.

     If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before the sale of the shares). If you acquire shares of the Series and sell your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.

     Exchanging your shares of the Series for the shares of another Prudential Mutual Fund is considered a sale for tax purposes. In other words, it's a "taxable event." Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.

Series Distributions and Tax Issues

     Any gain or loss you may have from selling or exchanging Series shares will not be reported on Form 1099. Therefore, unless you hold your shares in a qualified tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell--or exchange--Series shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

AUTOMATIC CONVERSION OF CLASS B SHARES

We have obtained a legal opinion that the conversion of Class B shares into Class A shares--which happens automatically approximately seven years after purchase--is not a "taxable event" because it does not involve an actual sale of your Class B shares. This opinion, however, is not binding on the IRS. For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years" in the next section.


18  Prudential Global Growth Fund                      [GRAPHIC]  (800) 225-1852

How to Buy, Sell and
Exchange Shares of the Series

HOW TO BUY SHARES

STEP 1: OPEN AN ACCOUNT

If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Series for you, call Prudential Mutual Fund Services LLC (PMFS) at (800) 225-1852 or contact:


PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 8179
PHILADELPHIA, PA 19101-8179

     You may purchase shares by check or wire. We do not accept cash or money orders. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information about purchasing shares of the Series, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into the Series) or suspend or modify the Series' sale of its shares.


STEP 2: CHOOSE A SHARE CLASS

Individual investors can choose among Class A, Class B, Class C, and Class Z shares of the Series, although Class Z shares are available only to a limited group of investors.

     Multiple share classes let you choose a cost structure that better meets your needs. With Class A shares, you pay the sales charge at the time of purchase, but the operating expenses each year are lower than the expenses of Class B and Class C shares. With Class B shares, you only pay a sales charge if you sell your shares within six years (that is why it is called a Contingent Deferred Sales Charge, or CDSC), but the operating expenses each year are higher than the Class A share expenses. With Class C shares, you pay a 1% front-end sales charge and a 1% CDSC if you sell within 18 months of purchase, but the operating expenses are also higher than the expenses for Class A shares.

     When choosing a share class, you should consider the following:

     >    The amount of your investment

     > The length of time you expect to hold the shares and the impact of the varying distribution fees

     > The different sales charges that apply to each share class--Class A's front-end sales charge vs. Class B's CDSC vs. Class C's low front-end sales charge and low CDSC

How to Buy, Sell and
Exchange Shares of the Series

     >    Whether you qualify for any reduction or waiver of sales charges

     > The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase

     >    Whether you qualify to purchase Class Z shares

     See "How to Sell Your Shares" for a description of the impact of CDSCs.

SHARE CLASS COMPARISON. Use this chart to help you compare the Series' different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

----------------------------------------------------------------------------------------------
                               CLASS A            CLASS B             CLASS C          CLASS Z
  Minimum purchase            $1,000              $1,000              $2,500           None
    amount(1)

  Minimum amount for          $100                $100                $100             None
    subsequent purchases(1)

  Maximum initial             5% of the           None                1% of the        None
    sales charge              public                                  public
                              offering price                          offering price

  Contingent Deferred         None                If Sold             1% on sales      None
    Sales Charge (CDSC)(2)                        During:             made within
                                                  Year 1      5%      18 months
                                                  Year 2      4%      of purchase(2)
                                                  Year 3      3%
                                                  Year 4      2%
                                                  Year 5/6    1%
                                                  Year 7      0%

  Annual distribution          .30 of 1%          1%                  1%               None
    and service (12b-1)        (.25 of 1%
    fees (shown as a           currently)
    percentage of average
    net assets)(3)
----------------------------------------------------------------------------------------------


(1) THE MINIMUM INITIAL INVESTMENT REQUIREMENTS DO NOT APPLY TO CERTAIN RETIREMENT AND EMPLOYEE SAVINGS PLANS AND CUSTODIAL ACCOUNTS FOR MINORS. THE MINIMUM INVESTMENT FOR PURCHASES MADE THROUGH THE AUTOMATIC INVESTMENT PLAN IS $50. FOR MORE INFORMATION, SEE "ADDITIONAL SHAREHOLDER SERVICES-- AUTOMATIC INVESTMENT PLAN."


(2) FOR MORE INFORMATION ABOUT THE CDSC AND HOW IT IS CALCULATED, SEE "CONTINGENT DEFERRED SALES CHARGES (CDSC)."

(3) THESE DISTRIBUTION AND SERVICE FEES ARE PAID FROM THE SERIES' ASSETS ON A CONTINUOUS BASIS. OVER TIME, THE FEES WILL INCREASE THE COST OF YOUR INVESTMENT AND MAY COST YOU MORE THAN PAYING OTHER TYPES OF SALES CHARGES. THE SERVICE FEE FOR EACH OF CLASS A, CLASS B AND CLASS C SHARES IS .25 OF 1%. THE DISTRIBUTION FEE FOR CLASS A SHARES IS LIMITED TO .30 OF 1% (INCLUDING THE .25 OF 1% SERVICE FEE) AND IS .75 OF 1% FOR EACH OF CLASS B AND CLASS C SHARES. FOR THE FISCAL YEAR ENDING OCTOBER 31, 2000, THE DISTRIBUTOR OF THE FUND HAS CONTRACTUALLY AGREED TO REDUCE ITS DISTRIBUTION AND SERVICE (12B-1) FEES FOR CLASS A SHARES TO .25 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES.


20  Prudential Global Growth Fund                      [GRAPHIC]  (800) 225-1852

How to Buy, Sell and
Exchange Shares of the Series

REDUCING OR WAIVING CLASS A'S INITIAL SALES CHARGE

The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

INCREASE THE AMOUNT OF YOUR INVESTMENT. You can reduce Class A's sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases.

--------------------------------------------------------------------------------
                            SALES CHARGE AS %      SALES CHARGE AS %     DEALER
  AMOUNT OF PURCHASE        OF OFFERING PRICE     OF AMOUNT INVESTED  ALLOWANCE
  Less than $25,000                     5.00%                  5.26%      4.75%
  $25,000 to $49,999                    4.50%                  4.71%      4.25%
  $50,000 to $99,999                    4.00%                  4.17%      3.75%
  $100,000 to $249,999                  3.25%                  3.36%      3.00%
  $250,000 to $499,999                  2.50%                  2.56%      2.40%
  $500,000 to $999,999                  2.00%                  2.04%      1.90%
  $1 million and above*                  None                   None       None
--------------------------------------------------------------------------------

* IF YOU INVEST $1 MILLION OR MORE, YOU CAN BUY ONLY CLASS A SHARES, UNLESS YOU QUALIFY TO BUY CLASS Z SHARES.

     To satisfy the purchase amounts above, you can

     >    Invest with a group of investors who are related to you;

     > Buy the Class A shares of two or more Prudential Mutual Funds at the same time;


     > Use your RIGHTS OF ACCUMULATION, which allow you to combine the current value of Prudential Mutual Fund shares you already own (excluding money market funds not acquired through the exchange privilege) with the value of the shares you are purchasing for purposes of determining the applicable sales charge (Note: you must notify the Transfer Agent if you qualify for Rights of Accumulation.); or

     > Sign a LETTER OF INTENT, stating in writing that you or a group of investors will invest a specific dollar amount in the Series or other Prudential mutual funds within 13 months.


     The Distributor may reallow Class A's sales charge to dealers.

BENEFIT PLANS. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

How to Buy, Sell and
Exchange Shares of the Series

MUTUAL SERIES PROGRAMS. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

     > Mutual fund "wrap" or asset allocation program, where the sponsor places fund trades and charges its clients a management, consulting or other fee for its services, or


     > Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.


     Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Series in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

OTHER TYPES OF INVESTORS. Other investors pay no sales charges, including certain officers, employees or agents of Prudential and its affiliates, Prudential Mutual Funds, the subadvisers of the Prudential Mutual Funds and clients of brokers that have entered into a selected dealer agreement with the Distributor. To qualify for a reduction or waiver of the sales charge, you must notify the Transfer Agent or your broker at the time of purchase. For more information about reducing or eliminating Class A's sales charge, see the SAI, "Purchase, Redemption and Pricing of Series Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares."


WAIVING CLASS C'S INITIAL SALES CHARGE

BENEFIT PLANS. Certain group retirements plans may purchase Class C shares without the initial sales charge. For more information, call Prudential at (800) 353-2847.

INVESTMENT OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. The initial sales charge will be waived for purchases of Class C shares if the purchase is made with money from the redemption of shares of any unaffiliated investment company, as long as the shares were not held in an account at Prudential Securities Incorporated or one of its affiliates. These purchases must be made within 60 days of the redemption. To qualify for this waiver, you must:

     >    purchase your shares through an account at Prudential Securities;


22  Prudential Global Growth Fund                      [GRAPHIC]  (800) 225-1852

How to Buy, Sell and
Exchange Shares of the Series

     > purchase your shares through an ADVANTAGE Account or an Investor Account with Pruco Securities Corporation; or

     >    purchase your shares through other brokers.


     The waiver is not available to investors who purchase shares directly from the Transfer Agent. If you are entitled to the waiver, you must notify your broker who may require any supporting documents it considers appropriate.


Qualifying for Class Z Shares

BENEFIT PLANS. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

MUTUAL FUND PROGRAMS. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Series as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

     > Mutual fund "wrap" or asset allocation programs where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or

     > Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

     Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Series in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

OTHER TYPES OF INVESTORS. Class Z shares also can be purchased by any of the following:

     > Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option,

How to Buy, Sell and
Exchange Shares of the Series

     > Current and former Directors/Trustees of the Prudential Mutual Funds (including the Series), and

     >    Prudential, with an investment of $10 million or more.

     In connection with the sales of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to 4% of the purchase price for Class B shares, up to 2% of the purchase price for Class C shares and a finder's fee for Class A or Class Z shares from their own resources based on a percentage of the net asset value of shares sold or otherwise.

CLASS B SHARES CONVERT TO CLASS A SHARES AFTER APPROXIMATELY SEVEN YEARS

If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the 12b-1 fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Series expenses.

     When we do the conversion, you will get fewer Class A shares than the number of Class B shares converted if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Series Shares--Conversion Feature--Class B Shares."


24  Prudential Global Growth Fund                      [GRAPHIC]  (800) 225-1852

How to Buy, Sell and
Exchange Shares of the Series

STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY

---------------------------------------
MUTUAL FUND SHARES

The NAV of mutual fund shares changes
every day because the value of a fund's
portfolio changes constantly. For
example, if fund XYZ holds ACME Corp.
stock in its portfolio and the price of
ACME stock goes up, while the value of
the fund's other holdings remains the
same and expenses don't change, the NAV
of fund XYZ will increase.
---------------------------------------

The price you pay for each share of the Series is based on the share value. The share value of a mutual fund--known as the NET ASSET VALUE or NAV--is determined by a simple calculation--it's the total value of a fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of fund XYZ owned by shareholders, the price of one share of the fund--or the NAV--is $10 ($1,000 divided by 100). Portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board. Most national newspapers report the NAVs of most mutual funds, which allows investors to check the price of mutual funds daily.

     We determine the NAV of our shares once each business day at 4:15 p.m. New York time on days that the New York Stock Exchange (NYSE) is open for trading. The NYSE is closed on national holidays and Good Friday. Because the Series invests in foreign securities, its NAV can change on days when you cannot buy or sell shares. We do not determine NAV on days when we have not received any orders to purchase, sell or exchange Series shares, or when changes in the value of the Series' portfolio do not materially affect the NAV.

WHAT PRICE WILL YOU PAY FOR SHARES OF THE SERIES?

For Class A and Class C shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge a separate or additional fee for purchases of shares.

How to Buy, Sell and
Exchange Shares of the Series

STEP 4: ADDITIONAL SHAREHOLDER SERVICES

As a Series shareholder, you can take advantage of the following services and privileges:

AUTOMATIC REINVESTMENT. As we explained in the "Series Distributions and Tax Issues" section, the Series pays out--or distributes--its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Series at NAV without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker, or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.


PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: ACCOUNT MAINTENANCE
P.O. BOX 8159
PHILADELPHIA, PA 19101


AUTOMATIC INVESTMENT PLAN. You can make regular purchases of the Series for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.

RETIREMENT PLAN SERVICES. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs, or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLES, SEP plans, Keoghs, 403(b)(7) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.


26  Prudential Global Growth Fund                      [GRAPHIC]  (800) 225-1852

How to Buy, Sell and
Exchange Shares of the Series

THE PRUTECTOR PROGRAM. Optional group term life insurance--which protects the value of your Prudential Mutual Fund investment for your beneficiaries against market declines--is available to investors who purchase their shares through Prudential. Eligible investors who apply for PruTector coverage after the initial 6-month enrollment period will need to provide satisfactory evidence of insurability. This insurance is subject to other restrictions and is not available in all states.

SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. Remember, the sale of Class B and Class C shares may be subject to a CDSC.

REPORTS TO SHAREHOLDERS. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Series. To reduce Series expenses, we will send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise.

HOW TO SELL YOUR SHARES

You can sell your shares of the Series for cash (in the form of a check) at any time, subject to certain restrictions.

     When you sell shares of the Series--also known as REDEEMING your shares--the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell. If your broker holds your shares, he must receive your order to sell by 4:15 p.m. New York time to process the sale on that day. Otherwise, contact:


PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: REDEMPTION SERVICES
P.O. BOX 8149
PHILADELPHIA, PA 19101


     Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days

How to Buy, Sell and
Exchange Shares of the Series

from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge a separate or additional fee for purchases and sales of shares.


EXPEDITED REDEMPTION PRIVILEGE

If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:15 p.m., New York Time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. For more information, see "Purchase, Redemption and Pricing of Fund Shares - Expedited Redemption Privilege" in the Statement of Additional Information. The Expedited Redemption Privilege may be modified or terminated at any time without notice.



RESTRICTIONS ON SALES


There are certain times when you may not be able to sell shares of the Series, or when we may delay paying you the proceeds from a sale. As permitted by the Securities Exchange Commission, this may happen during unusual market conditions or emergencies when the Series can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Series Shares--Sale of Shares."


     If you are selling more than $100,000 of shares, you want the check sent to someone or some place that is not in our records or you are a business or a trust and you hold shares directly with the Transfer Agent, you may have to have the signature on your sell order signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker-dealer or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Series Shares--Sale of Shares."

CONTINGENT DEFERRED SALES CHARGES (CDSC)

If you sell Class B shares within six years of purchase or Class C shares within 18 months of purchase, you will have to pay a CDSC. To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:

     > Amounts representing shares you purchased with reinvested dividends and distributions

     > Amounts representing shares that represent the increase in NAV above the total amount of payments for shares made during the past six years for class B shares and 18 months for Class C shares


28  Prudential Global Growth Fund                      [GRAPHIC]  (800) 225-1852

How to Buy, Sell and
Exchange Shares of the Series

     > Amounts representing the cost of shares held beyond the CDSC period (six years for Class B shares and 18 months for Class C shares)

     Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid--or at least minimize--the CDSC.

     Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

     As we noted before in the "Share Class Comparison" chart, the CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares--which is applied to shares sold within 18 months of purchase. For both Class B and Class C shares, the CDSC is the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.

     The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

WAIVER OF THE CDSC--CLASS B SHARES

The CDSC will be waived if the Class B shares are sold:

     > After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares owned in joint tenancy, provided the shares were purchased before the death or disability;

     > To provide for certain distributions--made without IRS penalty--from a tax-deferred retirement plan, IRA, or Section 403(b) custodial account; and

     >    On certain sales from a Systematic Withdrawal Plan.

     For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Series Shares--Waiver of the Contingent Deferred Sales Charges--Class B Shares."

How to Buy, Sell and
Exchange Shares of the Series

WAIVER OF THE CDSC--CLASS C SHARES

BENEFIT PLANS. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC will also be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

REDEMPTION IN KIND

If the sales of Series shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Series' net assets, we can then give you securities from the Series' portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

SMALL ACCOUNTS

If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Series' expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other qualified tax-deferred plan or account.

90-DAY REPURCHASE PRIVILEGE


After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the same Series and account without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your account with the appropriate number of shares to reflect the amount of the CDSC you paid. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Series Shares--Sale of Shares."


RETIREMENT PLANS

To sell shares and receive a distribution from your retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

30  Prudential Global Growth Fund                      [GRAPHIC]  (800) 225-1852

How to Buy, Sell and
Exchange Shares of the Series

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of the Series for shares of the same class in certain other Prudential Mutual Funds--including certain money market funds--if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Series for Class A shares of another Prudential Mutual Fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares. Class B and C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. After an exchange, at redemption, the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of the exchange privilege after giving you 60 days' notice.

     If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:


PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX 8157
PHILADELPHIA, PA 19101


     There is no sales charge for such exchanges. However, if you exchange-- and then sell--Class B shares within approximately six years of your original purchase or Class C shares within 18 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class B or Class C shares into a money market fund, the time you hold the shares in the money market account will not be counted in calculating the required holding periods for CDSC liability.

     Remember, as we explained in the section entitled "Series Distributions and Tax Issues--If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account--Exchange Privilege."

     If you own Class B or Class C shares and qualify to purchase either Class A shares without paying an initial sales charge or Class Z shares, we will automatically exchange your Class B or Class C shares which are not subject to a CDSC for Class A or Class Z shares, as appropriate. We make such exchanges on a quarterly basis if you qualify for this exchange privilege. We

How to Buy, Sell and
Exchange Shares of the Series

have obtained a legal opinion that this exchange is not a "taxable event" for federal income tax purposes. This opinion is not binding on the IRS.

FREQUENT TRADING

Frequent trading of Series shares in response to short-term fluctuations in the market--also known as "market timing"--may make it very difficult to manage the Series' investments. Also when market timing occurs, the Series may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Series' performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the fund will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Series reserves the right to refuse purchase orders and exchanges into the Series by any person, group or commonly controlled accounts. The Series may notify a market timer of rejection of an exchange or purchase order subsequent to the day the order is placed. If the Series allows a market timer to trade Series shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.


TELEPHONE REDEMPTIONS AND EXCHANGES


You may redeem or exchange your shares in any amount by calling the Fund at
(800) 225-1852 before 4:15 p.m., New York time. You will receive a redemption amount based on that day's NAV.

     The Fund's Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.


     In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.

     The telephone redemption and exchange privileges may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.



32  Prudential Global Growth Fund                      [GRAPHIC]  (800) 225-1852

Financial Highlights


The financial highlights below are intended to help you evaluate the financial performance of the Series for the past 5 years. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of the Fund, assuming reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.

     Review each chart with the financial statements and report of independent accountants, which appear in the SAI and are available upon request. Additional performance information for each share class is contained in the annual report, which you can receive at no charge as described on the back cover of this prospectus.

Financial Highlights

PRUDENTIAL GLOBAL GROWTH FUND: CLASS A SHARES


The financial highlights for the four years ended October 31, 2000 were audited by independent accountants, and the financial highlights for the one year ended October 31, 1996 were audited by other independent auditors whose reports were unqualified.



 CLASS A SHARES (FISCAL YEAR ENDED 10-31)
 PER SHARE OPERATING PERFORMANCE         2000      1999   1998(1)      1997      1996
--------------------------------------------------------------------------------------

 NET ASSET VALUE, BEGINNING OF YEAR              $16.16    $17.27    $16.62    $15.52
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment loss                              (.05)    (0.02)    (0.01)        --
 Net realized and unrealized gain
   on investment and foreign                       5.82       .82      1.96      1.83
   currency transactions
 TOTAL FROM INVESTMENT OPERATIONS                  5.77       .80      1.95      1.83
--------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Distributions in excess of net
   investment income                              (.14)     (.11)     (.05)        --
 Distributions from net realized                  (.60)    (1.80)    (1.25)     (.73)
   capital gains
 TOTAL DISTRIBUTIONS                              (.74)    (1.91)    (1.30)     (.73)
 NET ASSET VALUE, END OF YEAR                     21.19    $16.16    $17.27    $16.62
 TOTAL RETURN(2)                                 36.83%     5.71%    12.42%    12.33%
--------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA                2000      1999      1998      1997      1996
 NET ASSETS, END OF YEAR (000)                 $339,620  $251,018  $258,080  $234,700
 Average net assets (000)                       298,009  $260,774  $265,380  $222,948
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution                  1.32     1.38%     1.39%     1.45%
   and service (12b-1) fees
 Expenses, excluding distribution                  1.07     1.13%     1.14%     1.20%
   and service (12b-1) fees
 Net investment income (loss)                     (.27)    (.14)%      .01%    (.04)%
 Portfolio turnover                                 59%       61%       64%       52%
--------------------------------------------------------------------------------------


(1)  BASED ON THE WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING, BY CLASS.

(2) TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS, BUT DOES NOT INCLUDE THE EFFECT OF SALES CHARGES. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH PERIOD REPORTED.


34  Prudential Global Growth Fund                      [GRAPHIC]  (800) 225-1852

Financial Highlights

PRUDENTIAL GLOBAL GROWTH FUND: CLASS B SHARES


The financial highlights for the four years ended October 31, 2000 were audited by independent accountants, and the financial highlights for the one year ended October 31, 1996 were audited by other independent auditors whose reports were unqualified.


 CLASS B SHARES (FISCAL YEAR ENDED 10-31)
 PER SHARE OPERATING PERFORMANCE         2000      1999      1998(1)   1997      1996
--------------------------------------------------------------------------------------

 NET ASSET VALUE, BEGINNING OF YEAR              $15.26    $16.42    $15.96    $15.03
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment loss                              (.17)     (.13)     (.12)     (.08)
 Net realized and unrealized gain
   on investment and foreign                       5.51       .78      1.88      1.74
   currency transactions
 TOTAL FROM INVESTMENT OPERATIONS                  5.34       .65      1.76      1.66
--------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Distributions in excess of net
   investment income                              (.02)     (.01)     (.05)        --
 Distributions from net realized                  (.60)    (1.80)    (1.25)     (.73)
   capital gains
 TOTAL DISTRIBUTIONS                              (.62)    (1.81)    (1.30)     (.73)
 NET ASSET VALUE, END OF YEAR                    $19.98    $15.26    $16.42    $15.96
 TOTAL RETURN(2)                                 36.00%     4.95%    11.70%    11.57%
--------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA                2000      1999      1998      1997      1996
 Net assets, end of year (000)                 $310,458  $274,248  $335,007  $326,978
 Average net assets (000)                      $297,322  $312,569  $350,518  $294,230
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution                 1.99%     2.06%     2.07%     2.12%
   and service (12b-1) fees
 Expenses, excluding distribution                 1.07%     1.13%     1.14%     1.20%
   and service (12b-1) fees
 Net investment income (loss)                    (.96%)    (.82)%    (.68)%    (.67)%
 Portfolio turnover                                 59%       61%       64%       52%
--------------------------------------------------------------------------------------


(1)  BASED ON THE WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING, BY CLASS.

(2) TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS, BUT DOES NOT INCLUDE THE EFFECT OF SALES CHARGES. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH PERIOD REPORTED.

Financial Highlights

PRUDENTIAL GLOBAL GROWTH FUND: CLASS C SHARES


The financial highlights for the four years ended October 31, 2000 were audited by independent accountants, and the financial highlights for the one year ended October 31, 1996 were audited by other independent auditors whose reports were unqualified.



 CLASS C SHARES (FISCAL YEAR ENDED 10-31)
 PER SHARE OPERATING PERFORMANCE         2000      1999      1998(1)   1997      1996
--------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF YEAR              $15.25    $16.41    $15.96    $15.03
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment loss                              (.18)     (.14)    (0.11)     (.05)
 Net realized and unrealized gain
   on investment and foreign                       5.51       .78      1.86      1.71
   currency transactions
 TOTAL FROM INVESTMENT OPERATIONS                  5.33       .64      1.75      1.66
--------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Distributions in excess of net                   (.01)       --(2)   (.05)        --
   investment income(2)
 Distributions from net realized                  (.60)    (1.80)    (1.25)     (.73)
    capital gains
 TOTAL DISTRIBUTIONS                              (.61)    (1.81)    (1.30)     (.73)
 NET ASSET VALUE, END OF YEAR                     19.97    $15.25    $16.41    $15.96
 TOTAL RETURN(3)                                 35.94%     4.90%    11.63%    11.57%
--------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA                2000      1999      1998      1997      1996
 NET ASSETS, END OF YEAR (000)                  $14,184   $10,698   $10,244    $7,693
 Average net assets (000)                       $11,866   $10,286    $9,093    $5,516
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution                 2.07%     2.13%     2.14%     2.20%
   and service (12b-1) fees
 Expenses, excluding distribution                 1.07%     1.13%     1.14%     1.20%
   and service (12b-1) fees
 Net investment income (loss)                   (1.02)%    (.90)%   (0.75)%    (.72)%
 Portfolio turnover                                 59%       61%       64%       52%
--------------------------------------------------------------------------------------


(1)  BASED ON THE WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING, BY CLASS.

(2)  1998 DISTRIBUTION WAS $.001.

(3) TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS, BUT DOES NOT INCLUDE THE EFFECT OF SALES CHARGES. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH PERIOD REPORTED.


36  Prudential Global Growth Fund                      [GRAPHIC]  (800) 225-1852

Financial Highlights

PRUDENTIAL GLOBAL GROWTH FUND: CLASS Z SHARES


The financial highlights for the four years ended October 31, 2000 were audited by independent accountants, and the financial highlights for the period from March 1, 1996 through October 31, 1996 were audited by other independent auditors whose report was unqualified.


 Class Z Shares (fiscal year ended 10-31)
 Per Share Operating Performance         2000      1999(1)   1998(1)   1997      1996(2)
---------------------------------------------------------------------------------------


 NET ASSET VALUE, BEGINNING OF
   PERIOD                                        $16.23    $17.35    $16.65    $15.42
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                               --       .02       .04       .06
 Net realized and unrealized gain
   on investment and foreign                       5.84       .82      1.96      1.18
    currency transactions
 TOTAL FROM INVESTMENT OPERATIONS                  5.84       .84      2.00      1.24
---------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Distributions in excess of net                   (.18)     (.16)     (.05)        --
    investment income
 Distributions from net realized                  (.60)    (1.80)    (1.25)     (.01)
    capital gains
 TOTAL DISTRIBUTIONS                              (.78)    (1.96)    (1.30)     (.01)
 NET ASSET VALUE, END OF PERIOD                  $21.29    $16.23    $17.35    $16.65
 TOTAL RETURN(3)                                 37.25%     5.97%    12.72%     8.06%
---------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA                2000      1999      1998      1997      1996
 NET ASSETS, END OF PERIOD (000)                $48,430   $36,338   $44,412   $40,416
 Average net assets (000)                       $42,312   $41,799   $46,545   $26,452
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution                 1.07%     1.13%     1.14%  1.20%(4)
   fees
 Expenses, excluding distribution                 1.07%     1.13%     1.14%  1.20%(4)
   fees
 Net investment income (loss)                    (.02)%      .12%      .27%   .55%(4)
 Portfolio turnover                                 59%       61%       64%       52%
--------------------------------------------------------------------------------------


(1)  BASED ON THE WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING, BY CLASS.

(2) INFORMATION SHOWN IS FOR THE PERIOD 3-1-96 (WHEN CLASS Z SHARES WERE FIRST OFFERED) THROUGH 10-31-96.

(3) TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS, BUT DOES NOT INCLUDE THE EFFECT OF SALES CHARGES. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH PERIOD REPORTED. TOTAL RETURN FOR A PERIOD OF LESS THAN A FULL YEAR IS NOT ANNUALIZED.

(4)  ANNUALIZED.

The Prudential Mutual Fund Family

Prudential offers a broad range of mutual funds designed to meet your individual needs. For more information about these funds, contact your financial adviser or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.



STOCK FUNDS

 PRUDENTIAL EMERGING GROWTH FUND, INC.
 PRUDENTIAL EQUITY FUND, INC.
 PRUDENTIAL INDEX SERIES FUND
   PRUDENTIAL STOCK INDEX FUND

 THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
   PRUDENTIAL JENNISON GROWTH FUND
   PRUDENTIAL JENNISON EQUITY OPPORTUNITY FUND

 PRUDENTIAL REAL ESTATE SECURITIES FUND
 PRUDENTIAL SECTOR FUNDS, INC.
   PRUDENTIAL FINANCIAL SERVICE FUND
   PRUDENTIAL HEALTH SCIENCES FUND
   PRUDENTIAL TECHNOLOGY FUND
   PRUDENTIAL UTILITY FUND

 PRUDENTIAL SMALL COMPANY FUND, INC.
 PRUDENTIAL TAX-MANAGED FUNDS
   PRUDENTIAL TAX-MANAGED EQUITY FUND

 PRUDENTIAL 20/20 FOCUS FUND
 PRUDENTIAL VALUE FUND
 NICHOLAS-APPLEGATE FUND, INC.
   NICHOLAS-APPLEGATE GROWTH EQUITY FUND


 TARGET FUNDS
   LARGE CAPITALIZATION GROWTH FUND
   LARGE CAPITALIZATION VALUE FUND
   SMALL CAPITALIZATION GROWTH FUND
   SMALL CAPITALIZATION VALUE FUND


ASSET ALLOCATION/BALANCED FUNDS
 PRUDENTIAL DIVERSIFIED FUNDS
   CONSERVATIVE GROWTH FUND
   MODERATE GROWTH FUND
   HIGH GROWTH FUND


 THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
   PRUDENTIAL ACTIVE BALANCED FUND


GLOBAL FUNDS
GLOBAL STOCK FUNDS
 PRUDENTIAL EUROPE GROWTH FUND, INC.
 PRUDENTIAL NATURAL RESOURCES FUND, INC.
 PRUDENTIAL PACIFIC GROWTH FUND, INC.
 PRUDENTIAL WORLD FUND, INC.
   PRUDENTIAL GLOBAL GROWTH FUND
   PRUDENTIAL INTERNATIONAL VALUE FUND
   PRUDENTIAL JENNISON INTERNATIONAL
      GROWTH FUND

 GLOBAL UTILITY FUND, INC.
 TARGET FUNDS
   INTERNATIONAL EQUITY FUND


GLOBAL BOND FUNDS
 PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.
 PRUDENTIAL INTERNATIONAL BOND FUND, INC.


38  Prudential Global Growth Fund                      [GRAPHIC]  (800) 225-1852

BOND FUNDS


TAXABLE BOND FUNDS
 PRUDENTIAL GOVERNMENT INCOME
   FUND, INC.
 PRUDENTIAL GOVERNMENT SECURITIES TRUST
   SHORT-INTERMEDIATE TERM SERIES

 PRUDENTIAL HIGH YIELD FUND, INC.
 PRUDENTIAL HIGH YIELD TOTAL RETURN
   FUND, INC.
 PRUDENTIAL SHORT-TERM CORPORATE BOND FUND, INC.
   INCOME PORTFOLIO

 TARGET FUNDS
   TOTAL RETURN BOND FUND


TAX-EXEMPT BOND FUNDS
 PRUDENTIAL CALIFORNIA MUNICIPAL FUND
   CALIFORNIA SERIES
   CALIFORNIA INCOME SERIES

 PRUDENTIAL MUNICIPAL BOND FUND
   HIGH INCOME SERIES
   INSURED SERIES

 PRUDENTIAL MUNICIPAL SERIES FUND
   FLORIDA SERIES
   MASSACHUSETTS SERIES
   NEW JERSEY SERIES
   NEW YORK SERIES
   NORTH CAROLINA SERIES
   OHIO SERIES
   PENNSYLVANIA SERIES

 PRUDENTIAL NATIONAL MUNICIPALS
   FUND, INC.

MONEY MARKET FUNDS
TAXABLE MONEY MARKET FUNDS
 CASH ACCUMULATION TRUST
   LIQUID ASSETS FUND
   NATIONAL MONEY MARKET FUND

 PRUDENTIAL GOVERNMENT SECURITIES TRUST
   MONEY MARKET SERIES
   U.S. TREASURY MONEY MARKET SERIES

 PRUDENTIAL SPECIAL MONEY MARKET
   FUND, INC.
   MONEY MARKET SERIES

 PRUDENTIAL MONEYMART ASSETS, INC.

TAX-FREE MONEY MARKET FUNDS
 PRUDENTIAL TAX-FREE MONEY FUND, INC.
 PRUDENTIAL CALIFORNIA MUNICIPAL FUND
   CALIFORNIA MONEY MARKET SERIES

 PRUDENTIAL MUNICIPAL SERIES FUND
   CONNECTICUT MONEY MARKET SERIES
   MASSACHUSETTS MONEY MARKET SERIES
   NEW JERSEY MONEY MARKET SERIES
   NEW YORK MONEY MARKET SERIES

COMMAND FUNDS

 COMMAND MONEY FUND
 COMMAND GOVERNMENT FUND
 COMMAND TAX-FREE FUND

INSTITUTIONAL MONEY MARKET FUNDS

 PRUDENTIAL INSTITUTIONAL LIQUIDITY
   PORTFOLIO, INC.
   INSTITUTIONAL MONEY MARKET SERIES
   PRUDENTIAL HEALTH SCIENCE FUND

            YOUR FINANCIAL SECURITY, YOUR SATISFACTION & YOUR PRIVACY

ACCESSING INFORMATION

     Access to customer information is authorized for Prudential business purposes only. Employees who have access to customer information are required to protect it and keep it confidential.

COLLECTING INFORMATION TO CONDUCT BUSINESS

     Prudential collects information about you to help us serve your financial needs, provide customer service, offer new products or services, and fulfill legal and regulatory requirements. The type of information that Prudential collects varies according to the products or services you request, and may include:

     o information included on your application and related forms (such as name, address, Social Security number, assets and income);

     o information about your relationships with us (such as products or services purchased, account balances and payment history);

     o information from your employer, benefit plan sponsor, or association for any Prudential group product you may have (such as name, address, Social Security number, age and marital status);

     o information from consumer reporting agencies (such as credit relationships and history);

     o information from other non-Prudential sources (such as motor vehicle reports, medical information, and demographic information); and

     o information from visitors to Prudential websites (such as that provided through online forms, site visitorship data and online information collecting devices known as "cookies").

SECURITY STANDARDS

     We continue to assess new technology to provide additional protection of your personal information. We safeguard customer information in accordance with federal standards and established security procedures. Measures we take include implementation of physical, electronic and procedural safeguards.

SHARING INFORMATION WITHIN PRUDENTIAL

     We may disclose the previously described information about our customers and former customers to other Prudential businesses, such as our securities broker-dealers, our insurance companies and agencies, our banks and our real estate brokerage franchise company. We may share information to:

     o    provide customer service or account maintenance; or

     o    tell you about other products or services offered by Prudential.

SHARING INFORMATION IN OTHER CIRCUMSTANCES

     In compliance with federal and state laws, we may disclose some or all of the information we collect about our customers and former customers, as described above, to non-Prudential businesses, such as:

     o companies that perform services for us or on our behalf (such as responding to customer requests, providing you with information about our products, or maintaining or developing software); or

     o financial services companies (such as banks, insurance companies, securities brokers or dealers) and non-financial companies (such as real estate brokers or financial publications) with whom we have marketing agreements.

     We will not share medical information or motor vehicle reports for marketing purposes.

     Many employers or other plan sponsors restrict the information that can be shared about their employees or members. In our business with institutions, we always honor these restrictions. If you have a relationship with Prudential as a result of products or services provided through an employer or other plan sponsor, we will abide by the specific privacy rules imposed by that organization.

     We may also disclose information to non-affiliated parties as allowed by law, such as in responding to a subpoena, preventing fraud, or complying with an inquiry by a government agency or regulator.

IT'S YOUR CHOICE

     Our customers periodically receive information about products and services available from the Prudential family of companies, as well as from select business partners, including financial services and non-financial services companies with whom we have marketing agreements. Many of our customers appreciate receiving this information. However, if you do not want us to share your information for these purposes or communicate offers to you -- either by phone or mail -- please complete the attached form and return it to us.

     If there are multiple owners of an account, any one of them may request on behalf of any or all of the others that their information not be disclosed and their names be removed from our phone or mailing lists.

     While you may receive more than one copy of this notice, if you choose to limit the sharing of your information, you only need to inform us of your choice once. Unless you modify this decision, we will continue to honor it.

                             NOT PART OF PROSPECTUS

    THIS  NOTICE  IS  BEING  PROVIDED  ON  BEHALF  OF THE  FOLLOWING  PRUDENTIAL
AFFILIATES:

Prudential Insurance Company of America, The
Prudential Property and Casualty Insurance Company
Prudential Securities Incorporated
Prudential Investment Corporation, The
Prudential Bank and Trust Company, The
Prudential 20/20 Focus Fund
Prudential California Municipal Fund
Prudential Commercial Insurance Company
Prudential Commercial Insurance Company of New
  Jersey, The
Prudential Direct Insurance Agency of Texas, Inc.
Prudential Direct Insurance Agency of Alabama, Inc.
Prudential Direct Insurance Agency of
  Massachusetts, Inc.
Prudential Direct Insurance Agency of New
  Mexico, Inc.
Prudential Direct Insurance Agency of Ohio, Inc.
Prudential Direct Insurance Agency of Wyoming, Inc.
Prudential Direct, Inc.
Prudential Diversified Funds
Prudential Equity Fund, Inc.
Prudential Equity Investors, Inc.
Prudential Europe Growth Fund, Inc.
Prudential General Agency of Ohio, Inc.
Prudential General Insurance Agency of Florida, Inc.
Prudential General Insurance Agency of
  Kentucky, Inc.
Prudential General Insurance Agency of
  Massachusetts, Inc.
Prudential General Insurance Agency of
  Mississippi, Inc.
Prudential General Insurance Agency of Nevada, Inc.
Prudential General Insurance Agency of New
  Mexico, Inc.
Prudential General Insurance Agency of Texas, Inc.
Prudential General Insurance Agency of
  Wyoming, Inc.
Prudential General Insurance Company
Prudential General Insurance Company of
  New Jersey, The
Prudential Global Total Return Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Index Series Fund
Prudential Institutional Liquidity Portfolio, Inc.
Prudential Insurance Brokerage, Inc.
Prudential International Bond Fund, Inc.
Prudential Investment Management Services LLC
Prudential Investment Portfolios, Inc., The
Prudential Investments Fund Management LLC
Prudential MoneyMart Assets, Inc.
Prudential Municipal Bond Fund
Prudential Municipal Series Fund
Prudential National Municipal Funds, Inc.
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential Property and Casualty Insurance Company
  of New Jersey, The
Prudential Property and Casualty New Jersey Insur-
  ance Brokerage, Inc., The
Prudential Real Estate Securities Fund
Prudential Savings Bank, F.S.B., The
Prudential Sector Funds, Inc.
Prudential Select Life Insurance Company of
  America
Prudential Series Fund, Inc.. The
Prudential Short-Term Corporate Bond Fund, Inc.
Prudential Small Company Fund, Inc.
Prudential Special Money Market Fund, Inc.
Prudential Tax-Free Money Fund, Inc.
Prudential Tax-Managed Funds
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential Total Return Bond Fund, Inc.
Prudential Trust Company
Prudential U.S. Emerging Growth Fund, Inc.
Prudential Value Fund
Prudential World Fund, Inc.
Pruco Life Insurance Company
Pruco Life Insurance Company of New Jersey
Pruco Securities Corporation
Asia Pacific Fund, Inc., The
Bache Insurance Agency Incorporated
Bache Insurance Agency of Alabama, Inc.
Bache Insurance Agency of Oklahoma, Inc.
Bache Insurance Agency of Texas, Inc.
Cash Accumulation Trust
COMMAND Government Fund
COMMAND Money Fund
COMMAND Tax-Free Fund
Duff & Phelps Utilities Tax-Free Income Fund, Inc.
First Financial Fund, Inc.
Global Utility Fund, Inc.
High Yield Income Fund, Inc., The
High Yield Plus Fund, Inc., The
Hochman & Baker Investment Advisory Services
Hochman & Baker Securities
Hochman & Baker, Inc.
Jennison Associates LLC
Merastar Insurance Company
Nicholas-Applegate Fund, Inc.
Quick Sure Auto Agency
Strategic Partners Series
Target Funds
Target Portfolio Trust, The
Titan Auto Agency, Inc.
Titan Auto Insurance
Titan Auto Insurance of Arizona, Inc.
Titan Auto Insurance of New Mexico
Titan Auto Insurance of Pennsylvania
Titan Auto Insurance, Inc.
Titan Indemnity Company
Titan Insurance Company
Titan Insurance Services, Inc.
Titan National Auto Call Center, Inc.
Victoria Automobile Insurance Company
Victoria Fire & Casualty Company
Victoria Insurance Agency, Inc.
Victoria National Insurance Company
Victoria Select Insurance Company
Victoria Specialty Insurance Company
W.I. of Florida, Inc.
WHI of New York, Inc.
Whitehall Insurance Agency of Texas, Inc.
Whitehall of Indiana, Inc.

In this notice, the phrase "third party" refers to any organization that is not a Prudential affiliate.

The words "you" and "customer," as used in this notice, mean any individual who obtains or has obtained a financial product or service from a Prudential affiliate that is to be used primarily for personal, family, or household purposes.

We will process your request as quickly as possible. In some cases, 6 to 8 weeks may be required for your request(s) to become effective. Prudential will continue to provide you with important information about your existing accounts, including inserts enclosed with your account statements and other notices regarding the Prudential products that you own. You may also receive communications from your Prudential Professional or from independently owned and operated franchisees of The Prudential Real Estate Affiliates, Inc.

If any of your information changes, please let us know so that we can update your records and continue to serve you as you have requested.

                             NOT PART OF PROSPECTUS

WE WANT TO KNOW YOUR PREFERENCE

If you do not want us to share the previously described information with Prudential businesses or non-Prudential businesses, to inform you of other products or services we believe may be of interest to you, complete item #1. In addition, if you do not want to receive communications regarding other products or services by mail or phone, complete item #2.

1. [ ] Do not share my information to inform me of other products or services.

2. Please remove my name from Prudential's corporate marketing lists for receiving information:

   [ ] by U.S. mail      [ ] by telephone

TO ENABLE US TO PROCESS YOUR REQUEST, PLEASE PROVIDE YOUR ACCOUNT/POLICY NUMBER EXACTLY AS IT APPEARS ON YOUR STATEMENT:

-------------------------------------------------
 Account/Policy Number (required for processing)

PLEASE PRINT YOUR NAME AND ADDRESS EXACTLY AS IT APPEARS ON YOUR STATEMENT:

----------------------------------      NAMES OF JOINT OWNERS
 Last Name

----------------------------------      ----------------------------------------
 First Name                               Last Name

----------------------------------      ----------------------------------------
 Address (Line 1)                         First Name

----------------------------------      ----------------------------------------
 Address (Line 2)                         Address (Line 1)

----------------------------------      ----------------------------------------
 City                                     Address (Line 2)

----------------------------------      ----------------------------------------
 State                   ZIP Code         City

----------------------------------      ----------------------------------------
 (Area Code) Phone Number                 State                        ZIP Code


MAIL TO:
PRUDENTIAL -- CUSTOMER PRIVACY          ----------------------------------------
P.O. BOX 4600                             Last Name
TRENTON, NEW JERSEY 08650
                                        ----------------------------------------
                                          First Name

                                        ----------------------------------------
                                          Address (Line 1)

                                        ----------------------------------------
                                          Address (Line 2)

                                        ----------------------------------------
                                          City

                                        ----------------------------------------
                                          State ZIP Code

IF THERE ARE JOINT OWNERS TO WHICH THIS REQUEST WILL APPLY PLEASE PROVIDE THEIR INFORMATION ON THE BACK OF THIS FORM.

[GRAPHIC] 0001               NOT PART OF PROSPECTUS

                                     NOTES




40  Prudential Global Growth Fund                      [GRAPHIC]  (800) 225-1852

                                      NOTES

                                      NOTES




42  Prudential Global Growth Fund                      [GRAPHIC]  (800) 225-1852

                                      NOTES

FOR MORE INFORMATION
--------------------------------------------------------------------------------

Please read this prospectus before you invest in the Series and keep it for future reference. For information or shareholder questions contact

PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O. BOX 8098
PHILADELPHIA, PA 19101
(800) 225-1852
(732) 482-7555
(Calling from outside the U.S.)

--------------------------------------------------------------------------------
Outside Brokers Should Contact

PRUDENTIAL MUTUAL FUND
 SERVICES LLC
P.O. BOX 8310
PHILADELPHIA, PA 19101
(800) 778-8769

--------------------------------------------------------------------------------
Visit Prudential's website at

HTTP://WWW.PRUDENTIAL.COM

--------------------------------------------------------------------------------
Additional information about the Series can be obtained without charge and can be found in the following documents

STATEMENT OF ADDITIONAL INFORMATION (SAI)

(incorporated by reference into this prospectus)

ANNUAL REPORT

(contains a discussion of the market conditions and investment strategies that significantly affect the Series' performance)

SEMI-ANNUAL REPORT

--------------------------------------------------------------------------------

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows

BY MAIL

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

BY ELECTRONIC REQUEST

publicinfo@sec.gov
(The SEC charges a fee to copy documents)

IN PERSON

Public Reference Room in Washington, DC
(For hours of operation, call 1-202-942-8090)

VIA THE INTERNET

on the EDGAR Database at
http://www.sec.gov

--------------------------------------------------------------------------------

                                  NASDAQ
CUSIP Numbers                     SYMBOLS

Class A Shares -- 743969-10-7

Class B Shares -- 743969-80-6

Class C Shares -- 743969-30-5

Class Z Shares -- 743969-40-4


Investment Company Act File No.

811-3981

MF115A
[LOGO] Printed on Recycled Paper

--------------------------------------------------------------------------------

                                             PROSPECTUS
[LOGO]    Prudential                         AND FINANCIAL
                                             PRIVACY NOTICE    FEBRUARY __, 2001


     PRUDENTIAL
     INTERNATIONAL VALUE FUND

     FUND TYPE International Stock
     OBJECTIVE Long-term growth of capital




     BUILD




As with all mutual funds, the Securities and
Exchange Commission has not approved or
disapproved the Fund's shares nor has the                            ON THE ROCK
SEC determined that this prospectus is
complete or accurate. It is a criminal offense to state otherwise.

Table of Contents

1    Risk/Return Summary

1    Investment Objective and Principal Strategies
2    Principal Risks
3    Evaluating Performance
4    Fees and Expenses


6    How the Series Invests
6    Investment Objective and Policies
7    Other Investments and Strategies
11   Investment Risks

14   How the Series is Managed
14   Board of Directors
14   Manager
15   Investment Adviser
15   Portfolio Manager
15   Distributor

16   Series Distributions and Tax Issues
16   Distributions
17   Tax Issues
18   If You Sell or Exchange Your Shares

20   How to Buy, Sell and Exchange Shares of the Series
20   How to Buy Shares
28   How to Sell Your Shares
31   How to Exchange Your Shares
33   Telephone Redemptions and Exchanges
34   Financial Highlights

42   The Prudential Mutual Fund Family


     Your Financial Security, Your Satisfaction & Your Privacy


     For More Information (Back Cover)



     Prudential International Value Fund               [GRAPHIC]  (800) 225-1852

Risk/Return Summary


This prospectus provides information about PRUDENTIAL INTERNATIONAL VALUE FUND (the Series), which is a separate diversified series of the PRUDENTIAL WORLD FUND, INC. (the Fund). The Fund consists of two additional series--the PRUDENTIAL JENNISON INTERNATIONAL GROWTH FUND AND THE PRUDENTIAL GLOBAL GROWTH FUND. This prospectus relates only to the Series. For information about the two other series, you should contact the Fund.

This section highlights key information about the Series. Additional information follows the summary.


------------------------------------
WE'RE VALUE INVESTORS

In deciding which stocks to buy, we
use what is known as a value
investment style. That is, we invest
in stocks that we believe are
undervalued, given the company's
sales, book value and cash flow.
------------------------------------

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES


Our investment objective is LONG-TERM GROWTH OF CAPITAL. This means we look for investments that we think will increase in value over a period of years. To achieve our objective, we invest primarily in the common stock and preferred stock of FOREIGN (NON-U.S. BASED) COMPANIES OF ALL SIZES. Under normal circumstances, we invest at least 65% of the Series' total assets in common stock and preferred stock of foreign companies in at least three different countries, without limit as to the amount of Fund Assets that may be invested in any single country. We may invest anywhere in the world, including North America, Western Europe, the United Kingdom and the Pacific Basin, but generally not the U.S.


     We use a value investment style when deciding which securities to buy for the Series. That is, we invest in stocks that we believe are undervalued, given the issuer's financial and business outlook. When a security is no longer undervalued, or we believe it cannot maintain its current price, we consider selling.

     While we make every effort to achieve our objective, we can't guarantee success.

Risk/Return Summary

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risks. Since the Series invests primarily in common stock and preferred stock, there is the risk that the value of a particular security we own could go down. In addition to an individual stock losing value, the value of the EQUITY MARKETS of the countries in which we invest could go down. There is also the additional risk that foreign political, economic and legal systems may be less stable than in the U.S. The changing value of foreign currencies could also affect the value of the assets we hold and our performance. In the case of investments in emerging markets securities, these risks are heightened and may result in greater volatility in the value of your investment.


     Because the Fund may invest a large portion of its assets in a single country or region of the world, the Fund's investments can be geographically concentrated. This can result in more pronounced risks based upon economic conditions that impact a single country or region more or less than other countries or regions.


     There is also risk involved in the investment strategies we may use. Some of our strategies depend on correctly predicting whether the price or value of an underlying investment will go up or down over a certain period of time. There is always the risk that investments will not perform as we thought they would. Like any mutual fund, an investment in the Series could lose value, and you could lose money. The Series does not represent a complete investment program.

     There are special risks that may arise with the continuing transition to the euro as the common currency of the European Economic and Monetary Union. These risks include the possibility that computing, accounting and trading systems will fail to recognize the euro during the transition period, as well as the possibility that the euro will cause markets to become more volatile.

     An investment in the Series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


2    Prudential International Value Fund               [GRAPHIC]  (800) 225-1852

Risk/Return Summary

EVALUATING PERFORMANCE


A number of factors--including risk--affect how the Series performs. The bar chart and table below demonstrate the risk of investing in the Series by showing how returns can change from year to year. The bar chart shows the Series' performance for each full calendar year of operation for the last 8 years. Past performance is not an indication that the Series will achieve similar results in the future.


ANNUAL RETURNS (CLASS Z SHARES)(1)
--------------------------------------------------------------------------------
1993      1994      1995      1996      1997      1998      1999      2000
--------------------------------------------------------------------------------
37.56%    3.62%     9.04%     17.44%    6.52%     11.14%    32.46%    ????%
--------------------------------------------------------------------------------

BEST QUARTER: ___% (__ quarter of __)     WORST QUARTER: ___% (__ quarter of __)

--------------------------------------------------------------------------------

(1) THESE ANNUAL RETURNS DO NOT INCLUDE SALES CHARGES. IF SALES CHARGES WERE INCLUDED, THE ANNUAL RETURNS WOULD BE LOWER THAN THOSE SHOWN.


AVERAGE ANNUAL RETURNS (AS OF 12/31/00)(1)
--------------------------------------------------------------------------------
                            1 YEAR        5 YEARS              SINCE INCEPTION
Class A shares                   %           N/A%         %    (since 9-23-96)
Class B shares                   %           N/A%         %    (since 9-23-96)
Class C shares                   %           N/A%         %    (since 9-23-96)
Class Z shares                   %              %         %    (since 11-5-92)
MSCI EAFE(2)                     %              %       N/A
Lipper Average(3)                %              %       N/A
--------------------------------------------------------------------------------


(1)  THE SERIES' RETURNS ARE AFTER DEDUCTION OF SALES CHARGES AND EXPENSES.


(2) THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE(R) INDEX IS A WEIGHTED, UNMANAGED INDEX OF PERFORMANCE THAT REFLECTS STOCK PRICE MOVEMENTS IN EUROPE, AUSTRALIA AND THE FAR EAST. THESE RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGES. THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF SALES CHARGES. MSCI EAFE(R) INDEX RETURNS SINCE INCEPTION OF EACH CLASS ARE ___% FOR CLASS A, ___% FOR CLASS B, ___% FOR CLASS C AND ___% FOR CLASS Z SHARES.

(3) THE LIPPER AVERAGE IS BASED ON THE AVERAGE RETURN OF ALL MUTUAL FUNDS IN THE INTERNATIONAL FUNDS CATEGORY AND DOES NOT INCLUDE THE EFFECT OF ANY SALES CHARGES. AGAIN, THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF SALES CHARGES. LIPPER RETURNS SINCE INCEPTION OF EACH CLASS ARE ___% FOR CLASS A, ___% FOR CLASS B, ___% FOR CLASS C AND ___% FOR CLASS Z SHARES. SOURCE: LIPPER, INC.

Risk/Return Summary

FEES AND EXPENSES

These tables show the sales charges, fees and expenses for each share class of the Series--Classes A, B, C and Z. Each share class has different sales charges--known as "loads"--and expenses, but represents an investment in the same series. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Series."

SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                            CLASS A   CLASS B   CLASS C  CLASS Z
Maximum sales charge (load) imposed on           5%      None        1%     None
  purchases (as a percentage of offering
  price)
Maximum deferred sales charge (load)           None     5%(2)     1%(3)     None
  imposed on sales (as a percentage
  of the lower of original purchase
  price or sale proceeds)
Maximum sales charge (load) imposed on         None      None      None     None
  reinvested dividends and other
  distributions

Redemption fees                                None      None      None     None
Exchange fee                                   None      None      None     None
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM SERIES ASSETS)
--------------------------------------------------------------------------------

                                            CLASS A   CLASS B   CLASS C  CLASS Z
Management fees                               1.00%     1.00%     1.00%    1.00%
+ Distribution and service (12b-1) fees     .30%(4)     1.00%     1.00%     None
+ Other  expenses                             0.36%     0.36%     0.36%    0.36%
= TOTAL ANNUAL SERIES OPERATING EXPENSES      1.66%     2.36%     2.36%    1.36%
- Waivers                                   .05%(4)      None      None     None
= Net annual Series operating expenses     1.61%(4)     2.36%     2.36%    1.36%
--------------------------------------------------------------------------------

(1) YOUR BROKER MAY CHARGE YOU A SEPARATE OR ADDITIONAL FEE FOR PURCHASES AND SALES OF SHARES.

(2) THE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B SHARES DECREASES BY 1% ANNUALLY TO 1% IN THE FIFTH AND SIXTH YEARS AND 0% IN THE SEVENTH YEAR. CLASS B SHARES COVERT TO CLASS A SHARES APPROXIMATELY SEVEN YEARS AFTER PURCHASE.

(3) THE CDSC FOR CLASS C SHARES IS 1% FOR SHARES REDEEMED WITHIN 18 MONTHS OF PURCHASE.

(4) FOR THE FISCAL YEAR ENDING OCTOBER 31, 2000, THE DISTRIBUTOR OF THE FUND HAS CONTRACTUALLY AGREED TO REDUCE ITS DISTRIBUTION AND SERVICE FEES FOR CLASS A SHARES TO .25 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES.


4    Prudential International Value Fund               [GRAPHIC]  (800) 225-1852

Risk/Return Summary

EXAMPLE

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds.

     The example assumes that you invest $10,000 in the Series for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series' operating expenses remain the same, except for the Distributor's reduction of distribution and service (12b-1) fees for Class A shares during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
                                      1 YR        3 YRS        5 YRS      10 YRS
Class A shares                        $656       $  993       $1,353      $2,363
Class B shares                        $739       $1,036       $1,360      $2,441
Class C shares                        $437       $  829       $1,348      $2,769
Class Z shares                        $138       $  431       $  745      $1,635
--------------------------------------------------------------------------------

You would pay the following expenses on the same investment if you did not sell your shares:

--------------------------------------------------------------------------------
                                      1 YR        3 YRS        5 YRS      10 YRS
Class A shares                        $656         $993       $1,353      $2,363
Class B shares                        $239         $736       $1,260      $2,441
Class C shares                        $337         $829       $1,348      $2,769
Class Z shares                        $138         $431       $  745      $1,635
--------------------------------------------------------------------------------

How the Series Invests

INVESTMENT OBJECTIVE AND POLICIES


The investment objective of the Series is to seek LONG-TERM GROWTH OF CAPITAL through investment in equity securities of foreign issuers. This means we seek investments--primarily the common stock and preferred stock of FOREIGN COMPANIES--that will increase in value over a period of years. A company is considered to be a foreign company if it satisfies at least one of the following criteria:


     > its securities are traded principally on stock exchanges in one or more foreign countries;

     > it derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more foreign countries;

     > it maintains 50% or more of its assets in one or more foreign countries;

     >    it is organized under the laws of a foreign country; or

     >    its principal executive office is located in a foreign country.

     While we make every effort to achieve our objective, we can't guarantee success.

-----------------------------------
Our Investment Strategy

We look primarily for securities
that are undervalued. This means
that the price of a security--in
our view--is lower than it really
should be, given the company's
financial and business outlook.
The idea is to find undervalued
securities before the rest of the
market and buy them before the
price goes up. We consider selling
a security after it has increased
in value to the point where we
believe the price is no longer
undervalued or we believe the
security cannot maintain its
current price.
-----------------------------------

     In deciding whether to buy a particular security, we look at a number of factors, including the company's sales, earnings, book value, cash flow and overall ability to grow and profit. We take a bottom-up security selection approach, rather than allocating by country or sector. Typically we focus on companies that have been operating for at least three years.


     Under normal conditions, we intend to invest at least 65% of our total assets in the common stock and preferred stock of non-U.S. companies in at least three foreign countries, without limit as to the amount of Fund assets that may be invested in any single country. We may invest anywhere in the world, including North America, Western Europe, the United Kingdom and the Pacific Basin, but GENERALLY NOT THE U.S. However, under unusual market conditions, on a temporary basis, we may invest up to 100% of the Series' total



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


How the Series Invests

assets in the stock and other equity-related securities of U.S. companies. Thus, the Series will not be able to achieve its investment objective for that period.

     The Series may also invest in American Depositary Receipts (ADRs). ADRs are certificates that represent an equity investment in a foreign company or some other foreign issuer. ADRs are usually issued by a U.S. bank or trust company and are valued in U.S. dollars. We consider ADRs to be equity-related securities.

     In selecting securities for the Series, we look at several factors:

     >    sales;

     >    earnings;

     >    book value;

     >    cash flow; and

     >    overall ability to grow and profit.

     Generally, we consider selling a security when the security is no longer undervalued, or we believe it cannot maintain its current price.

     For more information, see "Investment Risks" and the Statement of Additional Information, "Description of the Series, Their Investments and Risks." The Statement of Additional Information--which we refer to as the SAI--contains additional information about the Series. To obtain a copy, see the back cover page of this prospectus.

     The Series' investment objective is a fundamental policy that cannot be changed without shareholder approval. The Fund's Board of Directors can change investment policies that are not fundamental.

OTHER INVESTMENTS AND STRATEGIES

While the Series invests primarily in common stock and preferred stock, it may invest in other securities or use certain investment strategies to increase returns or protect their assets if market conditions warrant.

EQUITY-RELATED SECURITIES

These include common stock, preferred stock or securities that may be converted to or exchange for common stock--known as convertible securities--like rights and warrants. The Series may also invest in American Depository Receipts (ADRs), which are certificates--usually issued by a U.S. bank or trust company--that represent an equity investment in a foreign company or some other foreign issuer. ADRs are valued in U.S. dollars. We consider ADRs to be equity-related securities.

How the Series Invests

     The Series may participate in the initial public offering (IPO) market. IPO investments may increase the Series' total returns. As the Series' assets grow, the impact of IPO investments will decline, which may reduce the Series' total returns.

MONEY MARKET INSTRUMENTS, BONDS AND OTHER FIXED-INCOME SECURITIES

Money market instruments and bonds are known as FIXED-INCOME SECURITIES because issuers of these securities are obligated to pay interest and principal. Typically, fixed-income securities don't increase or decrease in value in relation to an issuer's financial condition or business prospects as stocks may, although their value does fluctuate inversely to changes in interest rates generally and directly in relation to their perceived credit quality. Corporations and governments issue MONEY MARKET INSTRUMENTS and BONDS to raise money. The Series may buy obligations of companies, foreign countries or the U.S. Government. Money market instruments include the commercial paper and short-term obligations of foreign and domestic corporations, banks and governments and their agencies.

     If we believe it is necessary, we may temporarily invest 100% of the Series' assets in money market instruments. Investing heavily in these securities limits our ability to achieve capital appreciation, and therefore our investment objective, but may help to preserve the Series' assets when global or international markets are unstable.

     Generally, the Series will purchase only "INVESTMENT-GRADE" commercial paper and bonds. This means the commercial paper and bonds have received one of the four highest quality ratings determined by Moody's Investors Service, Inc. (Moody's), or Standard & Poor's Ratings Group (S&P), or one of the other nationally recognized statistical rating organizations (NRSROs). On occasion, the Series may buy instruments that are not rated, but that are of comparable quality to the investment-grade bonds described above. In addition, the Series may invest up to 5% of its assets in lower-rated instruments that are more speculative, including high-yield or "junk" bonds. For more information about bonds and bond ratings, see the SAI, "Appendix I, Description of Security Ratings."

REPURCHASE AGREEMENTS

The Series may also use REPURCHASE AGREEMENTS, where a party agrees to sell a security to the Series and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for the Series.


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


How the Series Invests

DERIVATIVE STRATEGIES

We may use a number of alternative DERIVATIVE STRATEGIES to try to improve the Series' returns or protect its assets, although we cannot guarantee these strategies will work, that the instruments necessary to implement these strategies will be available or that the Series will not lose money. Derivatives--such as futures, options, foreign currency forward contracts and options on futures--involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment, a security, market index, currency, interest rate or some other asset, rate or index, will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return, taking into account the Series' overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives we may use may not match or correspond exactly with the Series' actual portfolio holdings. In particular this will be the case when we use derivatives for return enhancement.

OPTIONS

The Series may purchase and sell put and call options on equity securities, stock indices and foreign currencies that are traded on U.S. or foreign securities exchanges, on NASDAQ or in the over-the-counter market. An option is the right to buy or sell securities or currencies in exchange for a premium. The Series will sell only covered options. Covered options are described in our SAI under "Description of the Series, Their Investments and Risks--Hedging and Return Enhancement Strategies."

FUTURES CONTRACTS AND RELATED OPTIONS, FOREIGN CURRENCY
FORWARD CONTRACTS

The Series may purchase and sell stock and bond index futures contracts and related options on stock and bond index futures. The Series also may purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts. A futures contract is an exchange-traded agreement to buy or sell a set quantity of an underlying product at a future date or to make or receive a cash payment based on the value of a securities index on a stipulated future date. The Series may also enter into foreign currency forward contracts to protect the value of its assets against future changes in the level of foreign exchange rates. A foreign currency forward contract is an over-the-counter obligation to buy or sell a given currency on a future date at a set price.

How the Series Invests

     For more information about these strategies, see the SAI, "Description of the Series, Their Investments and Risks--Hedging and Return Enhancement Strategies."

ADDITIONAL STRATEGIES

The Series follows certain policies when it BORROWS MONEY (the Series can borrow up to 20% of the value of its total assets); LENDS ITS SECURITIES to others (the Series will not lend more than 30% of the value of its total assets, which for this purpose includes the value of any collateral received in the transaction); and holds ILLIQUID SECURITIES (the Series may hold up to 15% of its net assets in illiquid securities, including restricted securities with legal or contractual restrictions, those without a readily available market and repurchase agreements with maturities longer than seven days). The Series is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see "Investment Restrictions" in the SAI.


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


How the Series Invests

INVESTMENT RISKS


As noted previously, all investments involve risk, and investing in the Series is no exception. This chart outlines the key risks and potential rewards of the principal investments the Series may make. See, too, "Description of the Series, Their Investments and Risks" in the SAI.


--------------------------------------------------------------------------------
INVESTMENT TYPE
% OF SERIES' TOTAL ASSETS      RISKS                        POTENTIAL REWARDS
--------------------------------------------------------------------------------

FOREIGN SECURITIES IN       > Foreign markets,           > Investors can
GENERAL                       economies and political      participate in the
                              systems, particularly        growth of foreign
AT LEAST 65%; UP TO 100%      those in developing          markets and companies
                              countries, may not be as     operating in those
                              stable as in the U.S.        markets

                            > Currency risk--the risk    > Opportunities for
                              that the values of           diversification
                              foreign currencies will
                              decline

                            > May be less liquid than
                              U.S. stocks and bonds

                            > Differences in foreign
                              laws, accounting standards
                              and public information and
                              custody and settlement
                              practices Investment in
                              emerging markets securities
                              are subject to greater
                              volatility and
                              price declines

--------------------------------------------------------------------------------

COMMON STOCKS AND           > Individual stocks          > Historically, stocks
OTHER EQUITY-RELATED          could lose value             have outperformed
SECURITIES                                                 other investments
                            > The equity markets           over the long term
                              could go down,
AT LEAST 65%; UP TO 100%      resulting in a decline     > Generally, economic
                              in value of the Series       growth leads to
UP TO 100% IN U.S. EQUITIES   investments                  higher corporate
ON A TEMPORARY BASIS                                       profits, which leads
                            > Companies that pay           to an increase in
                              dividends may not do         stock prices, known
                              so if they don't have        as capital
                              profits or adequate          appreciation
                              cash flow
                                                         > May be a source of
                            > Changes in economic or       dividend income
                              political conditions,
                              both domestic and
                              international, may result
                              in a decline in value of
                              the Series' investments

--------------------------------------------------------------------------------

How the Series Invests

--------------------------------------------------------------------------------
INVESTMENT TYPE (CONT'D)
% OF SERIES' TOTAL ASSETS     RISKS                        POTENTIAL REWARDS
--------------------------------------------------------------------------------


INVESTMENT-GRADE BONDS      > Credit risk--the risk      > A source of regular
                              that the borrower can't      interest income
UP TO 35%                     pay back the money
                              borrowed or make           > Generally more secure
                              interest payments            than stock since
                                                           companies must pay
                            > Market risk--the risk        their debts before
                              that bonds or other          they pay dividends.
                              debt instruments may
                              lose value in the
                              market because interest
                              rates change or there
                              is a lack of confidence
                              in the borrower


--------------------------------------------------------------------------------

DERIVATIVES                 > Derivatives, used for      > Derivatives could
                              risk management may not      make money and
PERCENTAGE VARIES             fully correspond to the      protect against
                              underlying positions         losses if the
                              and this could result        investment analysis
                              in losses to the Series      proves correct
                              that would not have
                              otherwise occurred         > Derivatives that
                                                           involve leverage
                            > Derivatives, such as         could generate
                              futures, options and         substantial gains at
                              foreign currency             low cost
                              forward contracts, may
                              not have the effects       > One way to manage
                              intended and may result      the Series'
                              in losses or missed          risk/return
                              opportunities                balance is by
                                                           locking in the value
                            > The other party to a         of an investment
                              derivatives contract         ahead of time
                              could default

                            > Derivatives can increase
                              share price volatility
                              and derivatives that
                              involve leverage could
                              magnify losses

--------------------------------------------------------------------------------


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


How the Series Invests

--------------------------------------------------------------------------------
INVESTMENT TYPE (CONT'D)
% OF SERIES' TOTAL ASSETS     RISKS                        POTENTIAL REWARDS
--------------------------------------------------------------------------------

ILLIQUID SECURITIES         > May be difficult to        > May offer a more
                              value precisely              attractive yield or
UP TO 15% OF NET ASSETS                                    potential for growth
                            > May be difficult to          than more widely
                              sell at the time or          traded securities
                              price desired

--------------------------------------------------------------------------------

MONEY MARKET                > Limits potential for       > May preserve the
INSTRUMENTS                   capital appreciation         Series' assets
                              and achieving our
UP TO 100% ON A               investment objective
TEMPORARY BASIS
                            > See credit risk and
                              market risk under the
                              heading
                              "Investment-grade
                              bonds" above

--------------------------------------------------------------------------------

How the Series is Managed

BOARD OF DIRECTORS

The Fund's Board of Directors oversees the actions of the Manager, Investment Adviser and Distributor and decides on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business operations of the Series.

MANAGER

PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NEW JERSEY 07102-4077


Under a management agreement with the Fund, PIFM manages the Fund's investment operations and administers its business affairs. PIFM also is responsible for supervising the Series' investment adviser. For the fiscal year ended October 31, 2000, the Series paid fees of 1.00% of the average daily net assets of the Series.

     PIFM and its predecessors have served as manager or administrator to investment companies since 1987.

     As of December 31, 1999, PIFM served as the Manager to all of the Prudential Mutual Funds, and as Manager or administrator to closed-end investment companies, with aggregate assets of approximately $76.7 billion.

     The Board of Directors approved a proposal under which the Board may authorize Prudential Investments Fund Management LLC (PIFM or the Manager), subject to certain conditions, to enter into or amend subadvisory agreements without obtaining further shareholder approval. One of the conditions is that shareholders must first approve the grant of this ongoing authority to the Board of Directors. The implementation of this proposal also is conditioned upon the receipt of exemptive relief from the Securities and Exchange Commission (Commission).

     Subject to the satisfaction of these two conditions, which cannot be assured, the Manager would be permitted, with Board approval, to employ new subadvisers for a Series (including subadvisers affiliated with PIFM), change the terms of a Series' subadvisory agreements or enter into new subadvisory agreements with existing subadvisers. Shareholders of a Series would continue to have the right to terminate a subadvisory agreement for a Series at any time by a vote of the majority of the outstanding voting securities of the Series. Shareholders would be notified of any subadviser changes or other material amendments to subadvisory agreements that occur under these arrangements.



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


How the Series is Managed


     The Board of Directors also approved a proposed new management contract with PIFM. If shareholders approve this new contract, PIFM would be permitted to allocate and reallocate a Series' assets among the Series' subadvisers, including The Prudential Investment Corporation (PIC), Jennison Associates LLC (Jennison) and unaffiliated subadvisers, without obtaining further shareholder approval.


INVESTMENT ADVISER


BANK OF IRELAND ASSET MANAGEMENT (U.S.) LIMITED
(BIAM OR THE SUBADVISER)
75 HOLLY HILL LANE, GREENWICH, CONNECTICUT 06830

BIAM is a registered investment adviser formed in 1987 to provide services to North American investors. It is a subsidiary of the Bank of Ireland Group, one of the largest providers of financial services in Ireland. As of June 30, 2000, BIAM had $26 billion under management on behalf of its U.S. and Canadian clients. BIAM's address is 75 Holly Hill Lane, Greenwich, Connecticut 06830.

     PIFM is responsible for all investment advisory services, supervises the subadviser and pays the subadviser for its services.


PORTFOLIO MANAGER


TO BE ADDED
















DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. The Fund has Distribution and Service Plans under Rule 12b-1 of the Investment Company Act. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Series' Class A, B, C and Z shares, and provides certain shareholder support services. The Series pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees--known as 12b-1 fees--are shown in the "Fees and Expenses" tables.

Series Distributions and Tax Issues

Investors who buy shares of the Series should be aware of some important tax issues. For example, the Series distributes DIVIDENDS of ordinary income and distributes realized net CAPITAL GAINS, if any, to shareholders. These distributions are subject to taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA) or some other qualified tax-deferred plan or account. Dividends and distributions from the Series may also be subject to state income tax in the state where you live.

     Also, if you sell shares of the Series for a profit, you may have to pay capital gains taxes on the amount of your profit, again unless you hold your shares in a qualified tax-deferred plan or account.

     The following briefly discusses some of the important federal tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS

The Series distributes DIVIDENDS of any net investment income to shareholders, typically once a year. For example, if the Series owns ACME Corp. stock and the stock pays a dividend, the Series will pay out a portion of this dividend to its shareholders, assuming the Series' income is more than its costs and expenses. The dividends you receive from the Series will be taxed as ordinary income, whether or not they are reinvested in the Series.

     The Series also distributes realized net CAPITAL GAINS to shareholders-- typically once a year. Capital gains are generated when the Fund sells its assets for a profit. For example, if the Series bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Series has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Series' total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Series holds the security--if a security is held more than one year before it is sold, LONG-TERM capital gains are taxed at the rate of 20%, but if the security is held one year or less, SHORT-TERM capital gains are taxed at rates up to 39.6%. Different rates apply to corporate shareholders.


     For your convenience, Series distributions of dividends and capital gains are AUTOMATICALLY REINVESTED in the Series without any sales charge. If you ask us to pay the distributions in cash, we will wire the distribution to your bank account instead of purchasing more shares of the Series. Either way, the distributions will be subject to taxes, unless your shares are held in a qualified or tax-deferred plan or account. For more information about automatic



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


Series Distributions and Tax Issues

reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.

TAX ISSUES

FORM 1099


Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year. If you own shares of the Series as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099. However, you will receive a Form 1099 when you take any distributions from your qualified or tax-deferred plan or account.

     Series distributions are generally taxable to you in the year they are received, except when we declare certain dividends in the October, November or December of a calendar year and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year. Corporate shareholders are eligible for the 70% dividends--received deduction for certain dividends.


WITHHOLDING TAXES

If federal tax law requires you to provide the Series with your tax identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury 31% of your distributions and sale proceeds. Dividends of net investment income and short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.

IF YOU PURCHASE JUST BEFORE RECORD DATE

If you buy shares of the Series just before the record date (the date that determines who receives the distribution), that distribution will be paid to you. As explained above, the distribution may be subject to income or capital gains taxes. You may think you've done well, since you bought shares one day and soon thereafter received a distribution. That is not so because when dividends are paid out, the value of each share of the Series decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Series also will be affected by the market changes, if any. The distribution you receive makes up for the decrease in share

Series Distributions and Tax Issues

value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.

QUALIFIED OR TAX-DEFERRED RETIREMENT PLANS

Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax free. Please contact your financial adviser for information on a variety of retirement plans offered by The Prudential Insurance Company of America.

IF YOU SELL OR EXCHANGE YOUR SHARES

--------------------------------------------------------------
                                   +$   CAPITAL GAIN
                                        (taxes owed)

RECEIPT FROM SALE $ --------> OR

                                   -$   CAPITAL LOSS
                                        (offset against gain)
--------------------------------------------------------------

If you sell any shares of the Series for a profit, you have realized a capital gain, which is subject to tax unless you hold shares in a qualified tax-deferred plan or account. The amount of tax you pay depends on how long you owned your shares. If you sell shares of the Series for a loss, you may have a capital loss, which you may use to offset certain capital gains you have.

     If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before the sale of the shares). If you acquire shares of the Series and sell your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.

     Exchanging your shares of the Series for the shares of another Prudential Mutual Fund is considered a sale for tax purposes. In other words, it's a "taxable event." Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.

     Any gain or loss you may have from selling or exchanging Series shares will not be reported on Form 1099. Therefore, unless you hold your shares in a qualified tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell--or exchange--Series shares, as


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


Series Distributions and Tax Issues

well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

AUTOMATIC CONVERSION OF CLASS B SHARES

We have obtained a legal opinion that the conversion of Class B shares into Class A shares--which happens automatically approximately seven years after purchase--is not a "taxable event" because it does not involve an actual sale of your Class B shares. This opinion, however, is not binding on the IRS. For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years" in the next section.

How to Buy, Sell and
Exchange Shares of the Series

HOW TO BUY SHARES

STEP 1: OPEN AN ACCOUNT

If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Series for you, call Prudential Mutual Fund Services LLC (PMFS) at (800) 225-1852 or contact:


PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 8179
PHILADELPHIA, PA 19101-8179

     You may purchase shares by check or wire. We do not accept cash or money orders. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information about purchasing shares of the Series, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange in the Series) or suspend or modify the Series' sale of its shares.


STEP 2: CHOOSE A SHARE CLASS

Individual investors can choose among Class A, Class B, Class C, and Class Z shares of the Series, although Class Z shares are available only to a limited group of investors.

     Multiple share classes let you choose a cost structure that better meets your needs. With Class A shares, you pay the sales charge at the time of purchase, but the operating expenses each year are lower than the expenses of Class B and Class C shares. With Class B shares, you only pay a sales charge if you sell your shares within six years (that is why it is called a Contingent Deferred Sales Charge, or CDSC), but the operating expenses each year are higher than the Class A share expenses. With Class C shares, you pay a 1% front-end sales charge and a 1% CDSC if you sell within 18 months of purchase, but the operating expenses are also higher than the expenses for Class A shares.

     When choosing a share class, you should consider the following:

     >    The amount of your investment

     > The length of time you expect to hold the shares and the impact of the varying distribution fees

     > The different sales charges that apply to each share class--Class A's front-end sales charge vs. Class B's CDSC vs. Class C's low front-end sales charge and low CDSC

     >    Whether you qualify for any reduction or waiver of sales charges


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


How to Buy, Sell and
Exchange Shares of the Series

     > The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase

     >    Whether you qualify to purchase Class Z shares

     See "How to Sell Your Shares" for a description of the impact of CDSCs.

SHARE CLASS COMPARISON. Use this chart to help you compare the Series' different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

--------------------------------------------------------------------------------
                          CLASS A         CLASS B         CLASS C        CLASS Z
Minimum purchase          $1,000          $1,000          $2,500         None
  amount(1)

Minimum amount for        $100            $100            $100           None
  subsequent purchases(1)

Maximum initial           5% of the       None            1% of the      None
  sales charge            public                          public
                          offering                        offering
                          price                           price

Contingent Deferred       None            If Sold         1% on sales    None
  Sales Charge (CDSC)(2)                  During:         made within
                                          Year 1    5%    18 months
                                          Year 2    4%    of purchase(2)
                                          Year 3    3%
                                          Year 4    2%
                                          Year 5/6  1%
                                          Year 7    0%

Annual distribution       .30 of 1%       1%              1%             None
  and service (12b-1)     (.25 of 1%
  fees (shown as a        currently)
  percentage of average
  net assets)(3)
--------------------------------------------------------------------------------


(1) THE MINIMUM INITIAL INVESTMENT REQUIREMENTS DO NOT APPLY TO CERTAIN RETIREMENT AND EMPLOYEE SAVINGS PLANS AND CUSTODIAL ACCOUNTS FOR MINORS. THE MINIMUM INVESTMENT FOR PURCHASES MADE THROUGH THE AUTOMATIC INVESTMENT PLAN IS $50. FOR MORE INFORMATION, SEE "ADDITIONAL SHAREHOLDER SERVICES-- AUTOMATIC INVESTMENT PLAN."


(2) FOR MORE INFORMATION ABOUT THE CDSC AND HOW IT IS CALCULATED, SEE "CONTINGENT DEFERRED SALES CHARGES (CDSC)."

(3) THESE DISTRIBUTION AND SERVICE FEES ARE PAID FROM THE SERIES' ASSETS ON A CONTINUOUS BASIS. OVER TIME, THE FEES WILL INCREASE THE COST OF YOUR INVESTMENT AND MAY COST YOU MORE THAN PAYING OTHER TYPES OF SALES CHARGES. THE SERVICE FEE FOR EACH OF CLASS A, CLASS B AND CLASS C SHARES IS .25 OF 1%. THE DISTRIBUTION FEE FOR CLASS A SHARES IS LIMITED TO .30 OF 1% (INCLUDING THE .25 OF 1% SERVICE FEE) AND IS .75 OF 1% FOR EACH OF CLASS B AND CLASS C SHARES. FOR THE FISCAL YEAR ENDING OCTOBER 31, 2000, THE DISTRIBUTOR OF THE FUND HAS CONTRACTUALLY AGREED TO REDUCE ITS DISTRIBUTION AND SERVICE (12B-1) FEES FOR CLASS A SHARES TO .25 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES.

How to Buy, Sell and
Exchange Shares of the Series

REDUCING OR WAIVING CLASS A'S INITIAL SALES CHARGE

The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

INCREASE THE AMOUNT OF YOUR INVESTMENT. You can reduce Class A's sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases.

--------------------------------------------------------------------------------
                          SALES CHARGE AS %      SALES CHARGE AS %        DEALER
AMOUNT OF PURCHASE        OF OFFERING PRICE     OF AMOUNT INVESTED     ALLOWANCE
Less than $25,000                     5.00%                  5.26%         4.75%
$25,000 to $49,999                    4.50%                  4.71%         4.25%
$50,000 to $99,999                    4.00%                  4.17%         3.75%
$100,000 to $249,999                  3.25%                  3.36%         3.00%
$250,000 to $499,999                  2.50%                  2.56%         2.40%
$500,000 to $999,999                  2.00%                  2.04%         1.90%
$1 million and above*                  None                   None          None
--------------------------------------------------------------------------------

* IF YOU INVEST $1 MILLION OR MORE, YOU CAN BUY ONLY CLASS A SHARES, UNLESS YOU QUALIFY TO BUY CLASS Z SHARES.

     There is no sales charge for such exchanges. However, if you exchange-- and then sell--Class B shares within approximately six years of your original purchase or Class C shares within 18 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class B or Class C shares into a money market fund, the time you hold the shares in the money market account will not be counted in calculating the required holding periods for CDSC liability.

     >    Invest with a group of investors who are related to you;

     > Buy the Class A shares of two or more Prudential Mutual Funds at the same time;


     > Use your RIGHTS OF ACCUMULATION, which allow you to combine the current value of Prudential Mutual Fund shares you already own (excluding money market funds not acquired through the exchange privilege) with the value of the shares you are purchasing for purposes of determining the applicable sales charge (Note: you must notify the Transfer Agent if you qualify for Rights of Accumulation); or

     > Sign a LETTER OF INTENT, stating in writing that you or a group of investors will invest a specific dollar amount in the Series or other Prudential mutual funds within 13 months.


     The Distributor may reallow Class A's sales charge to dealers.


22   Prudential International Value Fund               [GRAPHIC]  (800) 225-1852

How to Buy, Sell and
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BENEFIT PLANS. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

MUTUAL SERIES PROGRAMS. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

     > Mutual fund "wrap" or asset allocation program, where the sponsor places fund trades and charges its clients a management, consulting or other fee for its services, or

     > Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

     Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Series in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

OTHER TYPES OF INVESTORS. Other investors pay no sales charges, including certain officers, employees or agents of Prudential and its affiliates, Prudential Mutual Funds, the subadvisers of the Prudential Mutual Funds and clients of brokers that have entered into a selected dealer agreement with the Distributor. To qualify for a reduction or waiver of the sales charge, you must notify the Transfer Agent or your broker at the time of purchase. For more information about reducing or eliminating Class A's sales charge, see the SAI, "Purchase, Redemption and Pricing of Series Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares."

How to Buy, Sell and
Exchange Shares of the Series

WAIVING CLASS C'S INITIAL SALES CHARGE

BENEFIT PLANS. Certain group retirements plans may purchase Class C shares without the initial sales charge. For more information, call Prudential at (800) 353-2847.

INVESTMENT OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. The initial sales charge will be waived for purchases of Class C shares if the purchase is made with money from the redemption of shares of any unaffiliated investment company, as long as the shares were not held in an account at Prudential Securities Incorporated or one of its affiliates. These purchases must be made within 60 days of the redemption. To qualify for this waiver, you must:

     >    purchase your shares through an account at Prudential Securities;

     > purchase your shares through an ADVANTAGE Account or an Investor Account with Pruco Securities Corporation; or

     >    purchase your shares through other brokers.


     The waiver is not available to investors who purchase shares directly from the Transfer Agent. If you are entitled to the waiver, you must notify your broker, who may require any supporting documents it considers appropriate.


QUALIFYING FOR CLASS Z SHARES

BENEFIT PLANS. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

MUTUAL FUND PROGRAMS. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Series as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

     > Mutual fund "wrap" or asset allocation programs where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or

     > Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.


24   Prudential International Value Fund               [GRAPHIC]  (800) 225-1852

How to Buy, Sell and
Exchange Shares of the Series

     Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Series in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

OTHER TYPES OF INVESTORS. Class Z shares also can be purchased by any of the following:

     > Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option,

     > Current and former Directors/Trustees of the Prudential Mutual Funds (including the Series), and

     >    Prudential, with an investment of $10 million or more.

     In connection with the sales of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to 4% of the purchase price for Class B shares, up to 2% of the purchase price for Class C shares and a finder's fee for Class A or Class Z shares from their own resources based on a percentage of the net asset value of shares sold or otherwise.

CLASS B SHARES CONVERT TO CLASS A SHARES AFTER APPROXIMATELY SEVEN YEARS

If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the 12b-1 fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Series expenses.

     When we do the conversion, you will get fewer Class A shares than the number of Class B shares converted if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Series Shares--Conversion Feature--Class B Shares."

How to Buy, Sell and
Exchange Shares of the Series

STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY

--------------------------------
MUTUAL FUND SHARES

The NAV of mutual fund shares
changes every day because the
value of a fund's portfolio
changes constantly. For example,
if fund XYZ holds ACME Corp.
stock in its portfolio and the
price of ACME stock goes up,
while the value of the fund's
other holdings remains the same
and expenses don't change, the
NAV of fund XYZ will increase.
--------------------------------

The price you pay for each share of the Series is based on the share value. The share value of a mutual fund--known as the NET ASSET VALUE or NAV--is determined by a simple calculation--it's the total value of a fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of fund XYZ owned by shareholders, the price of one share of the fund--or the NAV--is $10 ($1,000 divided by 100). Portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board. Most national newspapers report the NAVs of most mutual funds, which allows investors to check the price of mutual funds daily.

     We determine the NAV of our shares once each business day at 4:15 p.m. New York Time on days that the New York Stock Exchange (NYSE) is open for trading. The NYSE is closed on national holidays and Good Friday. Because the Series invests in foreign securities, its NAV can change on days when you cannot buy or sell shares. We do not determine NAV on days when we have not received any orders to purchase, sell or exchange Series shares, or when changes in the value of the Series' portfolio do not materially affect the NAV.

WHAT PRICE WILL YOU PAY FOR SHARES OF THE SERIES?

For Class A and Class C shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge a separate or additional fee for purchases of shares.


26   Prudential International Value Fund               [GRAPHIC]  (800) 225-1852

How to Buy, Sell and
Exchange Shares of the Series

STEP 4: ADDITIONAL SHAREHOLDER SERVICES

As a Series shareholder, you can take advantage of the following services and privileges:

AUTOMATIC REINVESTMENT. As we explained in the "Series Distributions and Tax Issues" section, the Series pays out--or distributes--its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Series at NAV without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker, or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.


PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: ACCOUNT MAINTENANCE
P.O. BOX 8159
PHILADELPHIA, PA 19101


AUTOMATIC INVESTMENT PLAN. You can make regular purchases of the Series for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.

RETIREMENT PLAN SERVICES. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs, or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLES, SEP plans, Keoghs, 403(b)(7) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

THE PRUTECTOR PROGRAM. Optional group term life insurance--which protects the value of your Prudential Mutual Fund investment for your beneficiaries against market declines--is available to investors who purchase their shares through Prudential. Eligible investors who apply for PruTector coverage after the initial 6-month enrollment period will need to provide satisfactory evidence of insurability. This insurance is subject to other restrictions and is not available in all states.

How to Buy, Sell and
Exchange Shares of the Series

SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. Remember, the sale of Class B and Class C shares may be subject to a CDSC.

REPORTS TO SHAREHOLDERS. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Series. To reduce Series expenses, we will send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise.

HOW TO SELL YOUR SHARES

You can sell your shares of the Series for cash (in the form of a check) at any time, subject to certain restrictions.

     When you sell shares of the Series--also known as REDEEMING your shares--the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell. If your broker holds your shares, he must receive your order to sell by 4:15 p.m. New York time to process the sale on that day. Otherwise, contact:


PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: REDEMPTION SERVICES
P.O. BOX 8149
PHILADELPHIA, PA 19101


     Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge a separate or additional fee for purchases and sales of shares.


EXPEDITED REDEMPTION PRIVILEGE

     If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:15 p.m., New York Time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the



28   Prudential International Value Fund               [GRAPHIC]  (800) 225-1852

How to Buy, Sell and
Exchange Shares of the Series


redemption of shares. For more information, see "Purchase, Redemption and Pricing of Fund Shares - Expedited Redemption Privilege" in the Statement of Additional Information. The Expedited Redemption Privilege may be modified or terminated at any time without notice.


RESTRICTIONS ON SALES


There are certain times when you may not be able to sell shares of the Series, or when we may delay paying you the proceeds from a sale. As permitted by the Securities and Exchange Commission, this may happen during unusual market conditions or emergencies when the Series can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Series Shares--Sale of Shares."

     If you are selling more than $100,000 of shares, you want the check sent to someone or some place that is not in our records or you are a business or a trust and you hold shares directly with the Transfer Agent, you may have to have the signature on your sell order signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker-dealer or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Series Shares--Sale of Shares."

CONTINGENT DEFERRED SALES CHARGES (CDSC)

If you sell Class B shares within six years of purchase or Class C shares within 18 months of purchase, you will have to pay a CDSC. To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:

     > Amounts representing shares you purchased with reinvested dividends and distributions

     > Amounts representing shares that represent the increase in NAV above the total amount of payments for shares made during the past six years for class B shares and 18 months for Class C shares

     > Amounts representing the cost of shares held beyond the CDSC period (six years for Class B shares and 18 months for Class C shares)

     Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid--or at least minimize--the CDSC.

     Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

How to Buy, Sell and
Exchange Shares of the Series

     As we noted before in the "Share Class Comparison" chart, the CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares--which is applied to shares sold within 18 months of purchase. For both Class B and Class C shares, the CDSC is the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.

     The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

WAIVER OF THE CDSC--CLASS B SHARES

The CDSC will be waived if the Class B shares are sold:

     > After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares owned in joint tenancy, provided the shares were purchased before the death or disability;

     > To provide for certain distributions--made without IRS penalty--from a tax-deferred retirement plan, IRA, or Section 403(b) custodial account; and

     >    On certain sales from a Systematic Withdrawal Plan.

     For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Series Shares--Waiver of the Contingent Deferred Sales Charges--Class B Shares."

WAIVER OF THE CDSC--CLASS C SHARES

BENEFIT PLANS The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC will also be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

REDEMPTION IN KIND

If the sales of Series shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Series' net assets, we can then give you


30   Prudential International Value Fund               [GRAPHIC]  (800) 225-1852

How to Buy, Sell and
Exchange Shares of the Series

90-DAY REPURCHASE PRIVILEGE


securities from the Series' portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

SMALL ACCOUNTS

If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Series' expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other qualified tax-deferred plan or account.

90-DAY REPURCHASE PRIVILEGE

After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the same Series and account without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your account with the appropriate number of shares to reflect the amount of the CDSC you paid. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Series Shares--Sale of Shares."


RETIREMENT PLANS

To sell shares and receive a distribution from your retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of the Series for shares of the same class in certain other Prudential Mutual Funds--including certain money market funds--if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Series for Class A shares of another Prudential Mutual Fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares. Class B and C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc.

How to Buy, Sell and
Exchange Shares of the Series

After an exchange, at redemption, the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of the exchange privilege after giving you 60 days' notice.

     If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:


PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX 8157
PHILADELPHIA, PA 19101


     There is no sales charge for such exchanges. However, if you exchange-- and then sell--Class B shares within approximately six years of your original purchase or Class C shares within 18 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class B or Class C shares into a money market fund, the time you hold the shares in the money market account will not be counted in calculating the required holding periods for CDSC liability.

     Remember, as we explained in the section entitled "Series Distributions and Tax Issues--If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account--Exchange Privilege."

     If you own Class B or Class C shares and qualify to purchase either Class A shares without paying an initial sales charge or Class Z shares, we will automatically exchange your Class B or Class C shares which are not subject to a CDSC for Class A or Class Z shares, as appropriate. We make such exchanges on a quarterly basis if you qualify for this exchange privilege. We have obtained a legal opinion that this exchange is not a "taxable event" for federal income tax purposes. This opinion is not binding on the IRS.

FREQUENT TRADING

Frequent trading of Series shares in response to short-term fluctuations in the market--also known as "market timing"--may make it very difficult to manage the Series' investments. Also when market timing occurs, the Series may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Series' performance may be hurt. When large dollar

32   Prudential International Value Fund               [GRAPHIC]  (800) 225-1852

How to Buy, Sell and
Exchange Shares of the Series


amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the fund will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Series reserves the right to refuse purchase orders and exchanges into the Series by any person, group or commonly controlled accounts. The Series may notify a market timer of rejection of an exchange or purchase order subsequent to the day the order is placed. If the Series allows a market timer to trade Series shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.


TELEPHONE REDEMPTIONS AND EXCHANGES


You may redeem or exchange your shares in any amount by calling the fund at
(800) 225-1825 before 4:15 p.m., New York time. You will receive a redemption amount based on that day's NAV.

     The Fund's Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.


     In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.

     The telephone redemption and exchange privileges may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

Financial Highlights


The financial highlights will help you evaluate the financial performance of the Series for the past 5 years. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of the Series, assuming reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.

     Review each chart with the financial statements and report of independent accountants, which appear in the SAI and are available upon request. Additional performance information for each share class is contained in the annual report, which you can receive at no charge as described on the back cover of this prospectus.



34   Prudential International Value Fund               [GRAPHIC]  (800) 225-1852

Financial Highlights


PRUDENTIAL INTERNATIONAL VALUE FUND: CLASS A SHARES


The financial highlights for the four years ended October 31, 2000 were audited by independent accountants, and the financial highlights for the one month period ended October 31, 1996 and the period from September 23, 1996 through September 30, 1996 were audited by other independent auditors whose reports were unqualified.



--------------------------------------------------------------------------------------------
CLASS A SHARES (FISCAL YEAR ENDED 10-31)

PER SHARE OPERATING
PERFORMANCE                            2000      1999     1998    1997(1)  1996(2)   1996(3)
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                                       $18.33   $18.24   $16.59     $16.48    $16.54
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      .27      .27      .24      (.01)        --
Net realized and unrealized gain
  (loss) on investment and foreign
  currency transactions                          3.97      .40     1.85        .12     (.06)
TOTAL FROM INVESTMENT OPERATIONS                 4.24      .67     2.09        .11     (.06)
--------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income            (.15)    (.18)    (.24)         --        --
Distributions from net realized
  capital gains                                    --    (.40)    (.20)         --        --
TOTAL DISTRIBUTIONS                             (.15)    (.58)    (.44)         --        --
NET ASSET VALUE, END OF PERIOD                 $22.42   $18.33   $18.24     $16.59    $16.48
TOTAL RETURN(4)                                23.30%    3.85%   12.85%       .67%    (.36)%
--------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA               2000      1999     1998     1997       1996      1996
--------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000)               $61,036  $47,237  $36,184  $5,169(5)   $199(5)
Average net assets (000)                      $52,732  $44,708  $18,779  $2,793(5)   $199(5)
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution
  and service (12b-1) fees                      1.61%    1.62%    1.75%   2.05%(6)  2.46%(6)
Expenses, excluding distribution
  and service (12b-1) fees                      1.36%    1.37%    1.50%   1.80%(6)  2.21%(6)
Net investment income (loss)                    1.35%    1.28%    1.40% (1.03)%(6)   .75%(6)
Portfolio turnover                                21%      15%       9%         4%       15%

--------------------------------------------------------------------------------------------

(1) CALCULATED BASED ON THE WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE YEAR.

(2)  INFORMATION SHOWN IS FOR PERIOD 10-1-96 THROUGH 10-31-96.

(3) INFORMATION SHOWN IS FOR THE PERIOD 9-23-96 (WHEN CLASS A SHARES WERE FIRST OFFERED) THROUGH 9-30-96. INTERNATIONAL STOCK FUND, A MERCATOR MANAGED SERIES OF THE PRUDENTIAL INSTITUTIONAL FUND AND THE PREDECESSOR TO THE PRUDENTIAL INTERNATIONAL VALUE FUND, HAD A FISCAL YEAR END OF SEPTEMBER 30. PRUDENTIAL INTERNATIONAL VALUE FUND HAS A FISCAL YEAR END OF OCTOBER 31.

(4) TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS, BUT DOES NOT INCLUDE THE EFFECT OF SALES CHARGES. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH PERIOD REPORTED. TOTAL RETURN FOR A PERIOD OF LESS THAN A FULL YEAR IS NOT ANNUALIZED.

(5)  FIGURES ARE ACTUAL AND ARE NOT ROUNDED TO THE NEAREST THOUSAND.

(6)  ANNUALIZED.

Financial Highlights


PRUDENTIAL INTERNATIONAL VALUE FUND: CLASS B SHARES


The financial highlights for the four years ended October 31, 2000 were audited by independent accountants, and the financial highlights for the one month period ended October 31, 1996 and the period from September 23, 1996 through September 30, 1996 were audited by other independent auditors whose reports were unqualified.



--------------------------------------------------------------------------------------------
Class B Shares (fiscal year ended 10-31)

Per Share Operating
Performance                            2000      1999     1998  1997(1)    1996(2)   1996(3)
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                                       $18.18   $18.13   $16.57     $16.47    $16.54
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      .12      .10      .12      (.02)        --
Net realized and unrealized gain
  (loss) on investment and foreign
  currency transactions                          3.94      .43     1.84        .12     (.07)
TOTAL FROM INVESTMENT OPERATIONS                 4.06      .53     1.96        .10     (.07)
--------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income            (.01)    (.08)    (.20)         --        --
Distributions from net realized
  capital gains                                    --    (.40)    (.20)         --        --
Total distributions                             (.01)    (.48)    (.40)         --        --
NET ASSET VALUE, END OF PERIOD                 $22.23   $18.18   $18.13     $16.57    $16.47
TOTAL RETURN(4)                                22.34%    3.05%   12.04%       .61%    (.42)%
--------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA               2000      1999     1998     1997     1996      1996
--------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000)              $101,043  $93,896  $87,155  $1,922(5)   $199(5)
Average net assets (000)                      $98,842  $98,444  $47,584    $313(5)   $199(5)
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution
  and service (12b-1) fees                      2.36%    2.37%    2.50%   2.80%(6)  3.21%(6)
Expenses, excluding distribution
  and service (12b-1) fees                      1.36%    1.37%    1.50%   1.80%(6)  2.21%(6)
Net investment income (loss)                     .59%     .53%     .65% (1.78)%(6)     0%(6)
Portfolio turnover                                21%      15%       9%         4%       15%
--------------------------------------------------------------------------------------------


(1) CALCULATED BASED ON THE WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE YEAR.

(2)  INFORMATION SHOWN IS FOR PERIOD 10-1-96 THROUGH 10-31-96.

(3) INFORMATION SHOWN IS FOR THE PERIOD 9-23-96 (WHEN CLASS A SHARES WERE FIRST OFFERED) THROUGH 9-30-96. INTERNATIONAL STOCK FUND, A MERCATOR MANAGED SERIES OF THE PRUDENTIAL INSTITUTIONAL FUND AND THE PREDECESSOR TO THE PRUDENTIAL INTERNATIONAL VALUE FUND, HAD A FISCAL YEAR END OF SEPTEMBER 30. PRUDENTIAL INTERNATIONAL VALUE FUND HAS A FISCAL YEAR END OF OCTOBER 31.

(4) TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS, BUT DOES NOT INCLUDE THE EFFECT OF SALES CHARGES. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH PERIOD REPORTED. TOTAL RETURN FOR A PERIOD OF LESS THAN A FULL YEAR IS NOT ANNUALIZED.

(5)  FIGURES ARE ACTUAL AND ARE NOT ROUNDED TO THE NEAREST THOUSAND.

(6)  ANNUALIZED.


36   Prudential International Value Fund               [GRAPHIC]  (800) 225-1852

Financial Highlights

PRUDENTIAL INTERNATIONAL VALUE FUND: CLASS C SHARES


The financial highlights for the four years ended October 31, 2000 were audited by independent accountants, and the financial highlights for the one month period ended October 31, 1996 and the period from September 23, 1996 through September 30, 1996 were audited by other independent auditors whose reports were unqualified.



-------------------------------------------------------------
CLASS C SHARES (FISCAL YEAR ENDED 10-31)
-------------------------------------------------------------
-----------------------------------------------------------------------------------------
PER SHARE OPERATING
PERFORMANCE                       2000      1999     1998     1997(1)  1996(2)   1996(3)
-----------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                                  $18.18   $18.13   $16.57   $16.47    $16.54
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                 .11      .10      .12     (.02)       --
Net realized and unrealized gain
  (loss) on investment and foreign
  currency transactions                     3.95      .43     1.84      .12      (.07)
TOTAL FROM INVESTMENT OPERATIONS            4.06      .53     1.96      .10      (.07)
-----------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.01)    (.08)    (.20)       --        --
Distributions from net realized
  capital gains                               --    (.40)    (.20)       --        --
TOTAL DISTRIBUTIONS                        (.01)    (.48)    (.40)       --        --
NET ASSET VALUE, END OF PERIOD            $22.23   $18.18   $18.13   $16.57    $16.47
TOTAL RETURN(4)                           22.34%    3.05%   12.04%     .61%    (.42)%
-----------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA          2000      1999     1998     1997     1996      1996
-----------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000)          $18,078  $14,271  $12,354     $200(5)    $199(5)
Average net assets (000)                  15,815  $14,345   $7,473     $202(5)    $199(5)
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution
  and service (12b-1) fees                 2.36%    2.37%    2.50%    2.80%(6)   3.21%(6)
Expenses, excluding distribution
  and service (12b-1) fees                 1.36%    1.37%    1.50%    1.80%(6)   2.21%(6)
Net investment income (loss)                .59%     .53%     .65%  (1.78)%(6)      0%(6)
Portfolio turnover                           21%      15%       9%       4%        15%
-----------------------------------------------------------------------------------------


(1) CALCULATED BASED ON THE WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE YEAR.

(2)  INFORMATION SHOWN IS FOR PERIOD 10-1-96 THROUGH 10-31-96.

(3) INFORMATION SHOWN IS FOR THE PERIOD 9-23-96 (WHEN CLASS A SHARES WERE FIRST OFFERED) THROUGH 9-30-96. INTERNATIONAL STOCK FUND, A MERCATOR MANAGED SERIES OF THE PRUDENTIAL INSTITUTIONAL FUND AND THE PREDECESSOR TO THE PRUDENTIAL INTERNATIONAL VALUE FUND, HAD A FISCAL YEAR END OF SEPTEMBER 30. PRUDENTIAL INTERNATIONAL VALUE FUND HAS A FISCAL YEAR END OF OCTOBER 31.

(4) TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS, BUT DOES NOT INCLUDE THE EFFECT OF SALES CHARGES. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH PERIOD REPORTED. TOTAL RETURN FOR A PERIOD OF LESS THAN A FULL YEAR IS NOT ANNUALIZED.

(5)  FIGURES ARE ACTUAL AND ARE NOT ROUNDED TO THE NEAREST THOUSAND.

(6)  ANNUALIZED.

Financial Highlights

PRUDENTIAL INTERNATIONAL VALUE FUND: CLASS Z SHARES


The financial highlights for the four years ended October 31, 2000 were audited by independent accountants, and the financial highlights for the month period ended October 31, 1996 and for the one year ended September 30, 1996, were audited by other independent auditors whose reports were unqualified.



---------------------------------------------------------
CLASS Z SHARES (FISCAL YEAR ENDED 10-31)
---------------------------------------------------------
-------------------------------------------------------------------------------------
PER SHARE OPERATING
PERFORMANCE                  2000      1999      1998      1997(1)   1996(3)     1996(4)
-------------------------------------------------------------------------------------
NET ASSET VALUE
  BEGINNING OF PERIOD                $18.38    $18.28    $16.59    $16.48      $15.25
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income (loss)            .31       .30       .31     (.01)         .22(2)
Net realized and
  unrealized gain (loss) on
  investment and foreign
  currency transactions                3.99       .41      1.82       .12        1.20
TOTAL FROM INVESTMENT
  OPERATIONS                           4.30       .71      2.13       .11        1.42
-------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net
  investment income                   (.20)     (.21)     (.24)        --       (.19)
Distributions from net
  realized capital gains                 --     (.40)     (.20)        --          --
TOTAL DISTRIBUTIONS                   (.20)     (.61)     (.44)        --       (.19)
NET ASSET VALUE,
  END OF PERIOD                      $22.48    $18.38    $18.28    $16.59      $16.48
TOTAL RETURN(5)                      23.62%     4.08%    13.13%      .67%       9.44%
-------------------------------------------------------------------------------------


                                                  (CHART CONTINUES ON NEXT PAGE)


38   Prudential International Value Fund               [GRAPHIC]  (800) 225-1852

Financial Highlights

---------------------------------------------------------
CLASS Z SHARES (FISCAL YEAR ENDED 10-31) (CONT'D)
---------------------------------------------------------
----------------------------------------------------------------------------------------
RATIOS/
SUPPLEMENTAL DATA            2000      1999      1998      1997(1)   1996(3)     1996(4)
----------------------------------------------------------------------------------------
NET ASSETS,
  END OF PERIOD (000)              $353,292  $254,577  $237,976  $190,428    $188,386
Average net assets (000)           $308,917  $258,322  $219,419  $191,228    $161,356
RATIOS TO AVERAGE
  NET ASSETS:
Expenses, including
  distribution fees                   1.36%     1.37%     1.50%     1.80%(6)    1.61%(2)
Expenses, excluding
  distribution fees                   1.36%     1.37%     1.50%     1.80%(6)    1.61%(2)
Net investment income (loss)          1.59%     1.53%     1.65%    (.78)%(6)    1.58%(2)
Portfolio turnover                      21%       15%        9%       4%         15%
----------------------------------------------------------------------------------------

(1) CALCULATED BASED ON THE WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE YEAR.

(2)  NET OF EXPENSE/RECOVERY.

(3)  INFORMATION SHOWN IS FOR PERIOD 10-1-96 THROUGH 10-31-96.

(4) FISCAL YEAR ENDED 9-30. ON SEPTEMBER 20, 1996, THE MANAGER CHANGED FROM PRUDENTIAL INSTITUTIONAL FUND MANAGEMENT, INC. TO PRUDENTIAL MUTUAL FUND MANAGEMENT LLC, EACH COMPANY BEING AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA. INTERNATIONAL STOCK FUND, A MERCATOR MANAGED SERIES OF THE PRUDENTIAL INSTITUTIONAL FUND AND THE PREDECESSOR TO THE PRUDENTIAL INTERNATIONAL VALUE FUND, HAD A FISCAL YEAR END OF SEPTEMBER 30. PRUDENTIAL INTERNATIONAL VALUE FUND HAS A FISCAL YEAR END OF OCTOBER 31.

(5) TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH PERIOD REPORTED. TOTAL RETURNS FOR PERIODS OF LESS THAN A FULL YEAR ARE NOT ANNUALIZED. TOTAL RETURN INCLUDES THE EFFECT OF EXPENSE SUBSIDIARIES/RECOVERIES, AS APPLICABLE.

(6)  ANNUALIZED.

--------------------------------------------------------------------------------
The Prudential Mutual Fund Family

Prudential offers a broad range of mutual funds designed to meet your individual needs. For more information about these funds, contact your financial adviser or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS

PRUDENTIAL EMERGING GROWTH FUND, INC.
PRUDENTIAL EQUITY FUND, INC.
PRUDENTIAL INDEX SERIES FUND
  PRUDENTIAL STOCK INDEX FUND
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
  PRUDENTIAL JENNISON GROWTH FUND
  PRUDENTIAL JENNISON EQUITY OPPORTUNITY FUND
PRUDENTIAL REAL ESTATE SECURITIES FUND
PRUDENTIAL SECTOR FUNDS, INC.
  PRUDENTIAL FINANCIAL SERVICE FUND
  PRUDENTIAL HEALTH SCIENCES FUND
  PRUDENTIAL TECHNOLOGY FUND
  PRUDENTIAL UTILITY FUND
PRUDENTIAL SMALL COMPANY FUND, INC.
PRUDENTIAL TAX-MANAGED FUNDS
  PRUDENTIAL TAX-MANAGED EQUITY FUND
PRUDENTIAL 20/20 FOCUS FUND
NICHOLAS-APPLEGATE FUND, INC.
  NICHOLAS-APPLEGATE GROWTH EQUITY FUND
TARGET FUNDS
  LARGE CAPITALIZATION GROWTH FUND
  LARGE CAPITALIZATION VALUE FUND
  SMALL CAPITALIZATION GROWTH FUND
  SMALL CAPITALIZATION VALUE FUND

ASSET ALLOCATION/BALANCED FUNDS

PRUDENTIAL DIVERSIFIED FUNDS
  CONSERVATIVE GROWTH FUND
  MODERATE GROWTH FUND
  HIGH GROWTH FUND
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
  PRUDENTIAL ACTIVE BALANCED FUND

GLOBAL FUNDS
GLOBAL STOCK FUNDS
PRUDENTIAL EUROPE GROWTH FUND, INC.
PRUDENTIAL NATURAL RESOURCES FUND, INC.
PRUDENTIAL PACIFIC GROWTH FUND, INC.
PRUDENTIAL WORLD FUND, INC.
  PRUDENTIAL GLOBAL GROWTH FUND
  PRUDENTIAL INTERNATIONAL VALUE FUND
  PRUDENTIAL JENNISON INTERNATIONAL
     GROWTH FUND
GLOBAL UTILITY FUND, INC.
TARGET FUNDS
  INTERNATIONAL EQUITY FUND

GLOBAL BOND FUNDS
PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.
PRUDENTIAL INTERNATIONAL BOND FUND, INC.


40   Prudential International Value Fund               [GRAPHIC]  (800) 225-1852

BOND FUNDS
TAXABLE BOND FUNDS
PRUDENTIAL GOVERNMENT INCOME
   FUND, INC.
PRUDENTIAL GOVERNMENT SECURITIES TRUST
   SHORT-INTERMEDIATE TERM SERIES
PRUDENTIAL HIGH YIELD FUND, INC.
PRUDENTIAL HIGH YIELD TOTAL RETURN
   FUND, INC.
PRUDENTIAL SHORT-TERM CORPORATE BOND FUND, INC.
   INCOME PORTFOLIO
 TARGET FUNDS
   TOTAL RETURN BOND FUND

TAX-EXEMPT BOND FUNDS
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
   CALIFORNIA SERIES
   CALIFORNIA INCOME SERIES
PRUDENTIAL MUNICIPAL BOND FUND
   HIGH INCOME SERIES
   INSURED SERIES
PRUDENTIAL MUNICIPAL SERIES FUND
   FLORIDA SERIES
   MASSACHUSETTS SERIES
   NEW JERSEY SERIES
   NEW YORK SERIES
   NORTH CAROLINA SERIES
   OHIO SERIES
   PENNSYLVANIA SERIES
PRUDENTIAL NATIONAL MUNICIPALS
   FUND, INC.

MONEY MARKET FUNDS
TAXABLE MONEY MARKET FUNDS
CASH ACCUMULATION TRUST
   LIQUID ASSETS FUND
   NATIONAL MONEY MARKET FUND
PRUDENTIAL GOVERNMENT SECURITIES TRUST
   MONEY MARKET SERIES
   U.S. TREASURY MONEY MARKET SERIES
PRUDENTIAL SPECIAL MONEY MARKET
   FUND, INC.
   MONEY MARKET SERIES
PRUDENTIAL MONEYMART ASSETS, INC.
TAX-FREE MONEY MARKET FUNDS
PRUDENTIAL TAX-FREE MONEY FUND, INC.
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
   CALIFORNIA MONEY MARKET SERIES
PRUDENTIAL MUNICIPAL SERIES FUND
   CONNECTICUT MONEY MARKET SERIES
   MASSACHUSETTS MONEY MARKET SERIES
   NEW JERSEY MONEY MARKET SERIES
   NEW YORK MONEY MARKET SERIES

COMMAND FUNDS
COMMAND MONEY FUND
COMMAND GOVERNMENT FUND
COMMAND TAX-FREE FUND

INSTITUTIONAL MONEY MARKET FUNDS
PRUDENTIAL INSTITUTIONAL LIQUIDITY
   PORTFOLIO, INC.
   INSTITUTIONAL MONEY MARKET SERIES
   PRUDENTIAL HEALTH SCIENCE FUND

            YOUR FINANCIAL SECURITY, YOUR SATISFACTION & YOUR PRIVACY

ACCESSING INFORMATION

     Access to customer information is authorized for Prudential business purposes only. Employees who have access to customer information are required to protect it and keep it confidential.

COLLECTING INFORMATION TO CONDUCT BUSINESS

     Prudential collects information about you to help us serve your financial needs, provide customer service, offer new products or services, and fulfill legal and regulatory requirements. The type of information that Prudential collects varies according to the products or services you request, and may include:

     o information included on your application and related forms (such as name, address, Social Security number, assets and income);

     o information about your relationships with us (such as products or services purchased, account balances and payment history);

     o information from your employer, benefit plan sponsor, or association for any Prudential group product you may have (such as name, address, Social Security number, age and marital status);

     o information from consumer reporting agencies (such as credit relationships and history);

     o information from other non-Prudential sources (such as motor vehicle reports, medical information, and demographic information); and

     o information from visitors to Prudential websites (such as that provided through online forms, site visitorship data and online information collecting devices known as "cookies").

SECURITY STANDARDS

     We continue to assess new technology to provide additional protection of your personal information. We safeguard customer information in accordance with federal standards and established security procedures. Measures we take include implementation of physical, electronic and procedural safeguards.

SHARING INFORMATION WITHIN PRUDENTIAL

     We may disclose the previously described information about our customers and former customers to other Prudential businesses, such as our securities broker-dealers, our insurance companies and agencies, our banks and our real estate brokerage franchise company. We may share information to:

     o    provide customer service or account maintenance; or

     o    tell you about other products or services offered by Prudential.

SHARING INFORMATION IN OTHER CIRCUMSTANCES

     In compliance with federal and state laws, we may disclose some or all of the information we collect about our customers and former customers, as described above, to non-Prudential businesses, such as:

     o companies that perform services for us or on our behalf (such as responding to customer requests, providing you with information about our products, or maintaining or developing software); or

     o financial services companies (such as banks, insurance companies, securities brokers or dealers) and non-financial companies (such as real estate brokers or financial publications) with whom we have marketing agreements.

     We will not share medical information or motor vehicle reports for marketing purposes.

     Many employers or other plan sponsors restrict the information that can be shared about their employees or members. In our business with institutions, we always honor these restrictions. If you have a relationship with Prudential as a result of products or services provided through an employer or other plan sponsor, we will abide by the specific privacy rules imposed by that organization.

     We may also disclose information to non-affiliated parties as allowed by law, such as in responding to a subpoena, preventing fraud, or complying with an inquiry by a government agency or regulator.

IT'S YOUR CHOICE

     Our customers periodically receive information about products and services available from the Prudential family of companies, as well as from select business partners, including financial services and non-financial services companies with whom we have marketing agreements. Many of our customers appreciate receiving this information. However, if you do not want us to share your information for these purposes or communicate offers to you -- either by phone or mail -- please complete the attached form and return it to us.

     If there are multiple owners of an account, any one of them may request on behalf of any or all of the others that their information not be disclosed and their names be removed from our phone or mailing lists.

     While you may receive more than one copy of this notice, if you choose to limit the sharing of your information, you only need to inform us of your choice once. Unless you modify this decision, we will continue to honor it.

                             NOT PART OF PROSPECTUS

    THIS  NOTICE  IS  BEING  PROVIDED  ON  BEHALF  OF THE  FOLLOWING  PRUDENTIAL
AFFILIATES:

Prudential Insurance Company of America, The
Prudential Property and Casualty Insurance Company
Prudential Securities Incorporated
Prudential Investment Corporation, The
Prudential Bank and Trust Company, The
Prudential 20/20 Focus Fund
Prudential California Municipal Fund
Prudential Commercial Insurance Company
Prudential Commercial Insurance Company of New
  Jersey, The
Prudential Direct Insurance Agency of Texas, Inc.
Prudential Direct Insurance Agency of Alabama, Inc.
Prudential Direct Insurance Agency of
  Massachusetts, Inc.
Prudential Direct Insurance Agency of New
  Mexico, Inc.
Prudential Direct Insurance Agency of Ohio, Inc.
Prudential Direct Insurance Agency of Wyoming, Inc.
Prudential Direct, Inc.
Prudential Diversified Funds
Prudential Equity Fund, Inc.
Prudential Equity Investors, Inc.
Prudential Europe Growth Fund, Inc.
Prudential General Agency of Ohio, Inc.
Prudential General Insurance Agency of Florida, Inc.
Prudential General Insurance Agency of
  Kentucky, Inc.
Prudential General Insurance Agency of
  Massachusetts, Inc.
Prudential General Insurance Agency of
  Mississippi, Inc.
Prudential General Insurance Agency of Nevada, Inc.
Prudential General Insurance Agency of New
  Mexico, Inc.
Prudential General Insurance Agency of Texas, Inc.
Prudential General Insurance Agency of
  Wyoming, Inc.
Prudential General Insurance Company
Prudential General Insurance Company of
  New Jersey, The
Prudential Global Total Return Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Index Series Fund
Prudential Institutional Liquidity Portfolio, Inc.
Prudential Insurance Brokerage, Inc.
Prudential International Bond Fund, Inc.
Prudential Investment Management Services LLC
Prudential Investment Portfolios, Inc., The
Prudential Investments Fund Management LLC
Prudential MoneyMart Assets, Inc.
Prudential Municipal Bond Fund
Prudential Municipal Series Fund
Prudential National Municipal Funds, Inc.
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential Property and Casualty Insurance Company
  of New Jersey, The
Prudential Property and Casualty New Jersey Insur-
  ance Brokerage, Inc., The
Prudential Real Estate Securities Fund
Prudential Savings Bank, F.S.B., The
Prudential Sector Funds, Inc.
Prudential Select Life Insurance Company of
  America
Prudential Series Fund, Inc.. The
Prudential Short-Term Corporate Bond Fund, Inc.
Prudential Small Company Fund, Inc.
Prudential Special Money Market Fund, Inc.
Prudential Tax-Free Money Fund, Inc.
Prudential Tax-Managed Funds
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential Total Return Bond Fund, Inc.
Prudential Trust Company
Prudential U.S. Emerging Growth Fund, Inc.
Prudential Value Fund
Prudential World Fund, Inc.
Pruco Life Insurance Company
Pruco Life Insurance Company of New Jersey
Pruco Securities Corporation
Asia Pacific Fund, Inc., The
Bache Insurance Agency Incorporated
Bache Insurance Agency of Alabama, Inc.
Bache Insurance Agency of Oklahoma, Inc.
Bache Insurance Agency of Texas, Inc.
Cash Accumulation Trust
COMMAND Government Fund
COMMAND Money Fund
COMMAND Tax-Free Fund
Duff & Phelps Utilities Tax-Free Income Fund, Inc.
First Financial Fund, Inc.
Global Utility Fund, Inc.
High Yield Income Fund, Inc., The
High Yield Plus Fund, Inc., The
Hochman & Baker Investment Advisory Services
Hochman & Baker Securities
Hochman & Baker, Inc.
Jennison Associates LLC
Merastar Insurance Company
Nicholas-Applegate Fund, Inc.
Quick Sure Auto Agency
Strategic Partners Series
Target Funds
Target Portfolio Trust, The
Titan Auto Agency, Inc.
Titan Auto Insurance
Titan Auto Insurance of Arizona, Inc.
Titan Auto Insurance of New Mexico
Titan Auto Insurance of Pennsylvania
Titan Auto Insurance, Inc.
Titan Indemnity Company
Titan Insurance Company
Titan Insurance Services, Inc.
Titan National Auto Call Center, Inc.
Victoria Automobile Insurance Company
Victoria Fire & Casualty Company
Victoria Insurance Agency, Inc.
Victoria National Insurance Company
Victoria Select Insurance Company
Victoria Specialty Insurance Company
W.I. of Florida, Inc.
WHI of New York, Inc.
Whitehall Insurance Agency of Texas, Inc.
Whitehall of Indiana, Inc.

In this notice, the phrase "third party" refers to any organization that is not a Prudential affiliate.

The words "you" and "customer," as used in this notice, mean any individual who obtains or has obtained a financial product or service from a Prudential affiliate that is to be used primarily for personal, family, or household purposes.

We will process your request as quickly as possible. In some cases, 6 to 8 weeks may be required for your request(s) to become effective. Prudential will continue to provide you with important information about your existing accounts, including inserts enclosed with your account statements and other notices regarding the Prudential products that you own. You may also receive communications from your Prudential Professional or from independently owned and operated franchisees of The Prudential Real Estate Affiliates, Inc.

If any of your information changes, please let us know so that we can update your records and continue to serve you as you have requested.

                             NOT PART OF PROSPECTUS

WE WANT TO KNOW YOUR PREFERENCE

If you do not want us to share the previously described information with Prudential businesses or non-Prudential businesses, to inform you of other products or services we believe may be of interest to you, complete item #1. In addition, if you do not want to receive communications regarding other products or services by mail or phone, complete item #2.

1. [ ] Do not share my information to inform me of other products or services.

2. Please remove my name from Prudential's corporate marketing lists for receiving information:

   [ ] by U.S. mail      [ ] by telephone

TO ENABLE US TO PROCESS YOUR REQUEST, PLEASE PROVIDE YOUR ACCOUNT/POLICY NUMBER EXACTLY AS IT APPEARS ON YOUR STATEMENT:

-------------------------------------------------
 Account/Policy Number (required for processing)

PLEASE PRINT YOUR NAME AND ADDRESS EXACTLY AS IT APPEARS ON YOUR STATEMENT:

----------------------------------      NAMES OF JOINT OWNERS
 Last Name

----------------------------------      ----------------------------------------
 First Name                               Last Name

----------------------------------      ----------------------------------------
 Address (Line 1)                         First Name

----------------------------------      ----------------------------------------
 Address (Line 2)                         Address (Line 1)

----------------------------------      ----------------------------------------
 City                                     Address (Line 2)

----------------------------------      ----------------------------------------
 State                   ZIP Code         City

----------------------------------      ----------------------------------------
 (Area Code) Phone Number                 State                        ZIP Code


MAIL TO:
PRUDENTIAL -- CUSTOMER PRIVACY          ----------------------------------------
P.O. BOX 4600                             Last Name
TRENTON, NEW JERSEY 08650
                                        ----------------------------------------
                                          First Name

                                        ----------------------------------------
                                          Address (Line 1)

                                        ----------------------------------------
                                          Address (Line 2)

                                        ----------------------------------------
                                          City

                                        ----------------------------------------
                                          State ZIP Code

IF THERE ARE JOINT OWNERS TO WHICH THIS REQUEST WILL APPLY PLEASE PROVIDE THEIR INFORMATION ON THE BACK OF THIS FORM.

[GRAPHIC] 0001               NOT PART OF PROSPECTUS

                                      Notes



42   Prudential International Value Fund               [GRAPHIC]  (800) 225-1852

                                      Notes

                                      Notes


44   Prudential International Value Fund               [GRAPHIC]  (800) 225-1852

                                      Notes

                                      Notes



46   Prudential International Value Fund               [GRAPHIC]  (800) 225-1852

                                      Notes

FOR MORE INFORMATION
--------------------------------------------------------------------------------

Please read this prospectus before you invest in the Series and keep it for future reference. For information or shareholder questions contact

PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O. BOX 8098
PHILADELPHIA, PA 19101
(800) 225-1852
(732) 482-7555
(Calling from outside the U.S.)

--------------------------------------------------------------------------------
Outside Brokers Should Contact

PRUDENTIAL MUTUAL FUND
 SERVICES LLC
P.O. BOX 8310
PHILADELPHIA, PA 19101
(800) 778-8769

--------------------------------------------------------------------------------
Visit Prudential's website at

HTTP://WWW.PRUDENTIAL.COM

--------------------------------------------------------------------------------
Additional information about the Series can be obtained without charge and can be found in the following documents

STATEMENT OF ADDITIONAL INFORMATION (SAI)

(incorporated by reference into this prospectus)

ANNUAL REPORT

(contains a discussion of the market conditions and investment strategies that significantly affect the Series' performance)

SEMI-ANNUAL REPORT

--------------------------------------------------------------------------------

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows

BY MAIL

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

BY ELECTRONIC REQUEST

publicinfo@sec.gov
(The SEC charges a fee to copy documents)

IN PERSON

Public Reference Room in Washington, DC
(For hours of operation, call 1-202-942-8090)

VIA THE INTERNET

on the EDGAR Database at
http://www.sec.gov

--------------------------------------------------------------------------------

                                  NASDAQ
CUSIP Numbers                     SYMBOLS

Class A Shares -- 743969-50-3      PISAX

Class B Shares -- 743969-60-2      PISBX

Class C Shares -- 743969-70-1        --

Class Z Shares -- 743969-80-0      PISZX


Investment Company Act File No.

811-3981


MF115A1
[LOGO] Printed on Recycled Paper
--------------------------------------------------------------------------------

================================================================================

                                             PROSPECTUS
[LOGO]    Prudential                         AND FINANCIAL
                                             PRIVACY NOTICE    FEBRUARY __, 2001


     PRUDENTIAL
     JENNISON INTERNATIONAL GROWTH FUND

     FUND TYPE Global/International Stock Funds
     OBJECTIVE Lont-term growth capital




     BUILD




As with all mutual funds, the Securities
and Exchange Commission has not approved
or disapproved the Fund's shares nor has                             ON THE ROCK
the SEC determined that this prospectus
is complete or accurate. It is a
criminal offense to state otherwise.

Table of Contents

1    RISK/RETURN SUMMARY
1    Investment Objective and Principal Strategies
2    Principal Risks
2    Evaluating Performance
2    Fees and Expenses


5    HOW THE SERIES INVESTS
5    Investment Objective and Policies
7    Other Investments and Strategies
10   Investment Risks

12   HOW THE SERIES IS MANAGED
12   Board of Directors
12   Manager
13   Investment Adviser
14   Portfolio Managers
14   Distributor

15   SERIES DISTRIBUTIONS AND TAX ISSUES
15   Distributions
16   Tax Issues
17   If You Sell or Exchange Your Shares

19   HOW TO BUY, SELL AND EXCHANGE SHARES OF THE SERIES
19   How to Buy Shares
27   How to Sell Your Shares
30   How to Exchange Your Shares
32   Telephone Redemptions and Exchanges

38   THE PRUDENTIAL MUTUAL FUND FAMILY


     Your Financial Security, Your Satisfaction & Your Privacy


     For More Information (Back Cover)



Prudential Jennison International Growth Fund           [GRAPHIC] (800) 225-1852

Risk/Return Summary

This prospectus provides information about PRUDENTIAL JENNISON INTERNATIONAL GROWTH FUND, which is a separate diversified series of the PRUDENTIAL WORLD FUND, INC. (the Fund). The Fund consists of two additional series--PRUDENTIAL GLOBAL GROWTH FUND and PRUDENTIAL INTERNATIONAL VALUE FUND. This prospectus relates only to Prudential Jennison International Growth Fund (the Series). For information about the Prudential Global Growth Fund and the Prudential International Value Fund, you should contact the Fund.


This section highlights key information about the Series. Additional information follows the summary.


------------------------------------------
WE'RE GROWTH INVESTORS
We look primarily for stocks of
companies whose earnings are growing at
a faster rate than other companies.
These companies typically have
characteristics such as above average
growth in earnings and cash flow,
improving profitability, strong balance
sheets, management strength and strong
market share for its products. We also
try to buy such stocks at attractive
prices in relation to their growth
prospects.
------------------------------------------


INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Our investment objective is LONG-TERM GROWTH OF CAPITAL. We seek to achieve our objective through investment in equity-related securities of foreign issuers. This means we look for investments that we think will increase in value over a period of years. To achieve our objective, we invest primarily in the common stock of large and medium-sized FOREIGN COMPANIES. Under normal circumstances, we invest at least 65% of the Series' total assets in common stock of foreign companies operating or based in at least five different countries. The Series may invest up to 30% of its total assets in emerging markets securities, which include securities of companies located in countries or markets that are defined as developing or emerging by the International Finance Corporation, the International Bank for Reconstruction and Development (World Bank) or the United Nations or its authorities.

     Generally, we consider selling a security when there is an identifiable change in a company's fundamentals or when our expectations of future earnings growth become fully reflected in the price of that security.

     While we make every effort to achieve our objective, we can't guarantee success.

Risk/Return Summary


PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risks. Since the Series invests primarily in common stock and preferred stock, there is the risk that the value of a particular security we own could go down and you could lose money. In addition to an individual stock losing value, the value of the EQUITY MARKETS of the countries in which we invest could go down. There is also the additional risk that foreign political, economic and legal systems may be less stable than in the U.S. The changing value of foreign currencies could also affect the value of the assets we hold and our performance. In the case of investments in emerging markets securities, these risks are heightened and may result in greater volatility in the value of your investment.


     There are special risks that may arise with the continuing transition to the euro as the common currency of the European Monetary Union. These risks include the possibility that computing, accounting and trading systems will fail to recognize the euro through the transition period, as well as the possibility that the euro will cause markets to become more volatile.


     An investment in the Series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

EVALUATING PERFORMANCE

DATA TO BE SUPPLIED



FEES AND EXPENSES

These tables show the sales charges, fees and expenses for each share class of the Series--Classes A, B, C and Z. Each share class has different sales charges--known as "loads"--and expenses, but represents an investment in the same series. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Series."


2  Prudential Jennison International Growth Fund        [GRAPHIC] (800) 225-1852

Risk/Return Summary


  SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)
-----------------------------------------------------------------------------------
                                              CLASS A   CLASS B   CLASS C   CLASS Z
  Maximum sales charge (load) imposed on           5%      None      1%       None
    purchases (as a percentage of offering
    price)
  Maximum deferred sales charge (load)           None       5%(2)    1%(3)    None
    imposed on sales (as a percentage
    of the lower of original purchase
    price or sale proceeds)
  Maximum sales charge (load) imposed on         None      None      None     None
    reinvested dividends and other
    distributions

  Redemption fees                                None      None      None     None
  Exchange fee                                   None      None      None     None
----------------------------------------------------------------------------------

  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM SERIES ASSETS)
-----------------------------------------------------------------------------------
                                              CLASS A   CLASS B   CLASS C   CLASS Z

  Management fees                               .85%       .85%     .85%       .85%
  +  Distribution and service (12b-1) fees      .30%(4)   1.00%     1.00%     None
  +  Other expenses(5)                          .39%       .39%      .39%      .39%
  =  Total annual Series operating expenses    1.54%      2.24%     2.24%     1.24%
  -  Waivers                                    .05%(4)   None      None      None
  =  Net annual Series operating expenses      1.49%(4)   2.24%     2.24%     1.24%
---------------------------------------------------------------------------------

(1) YOUR BROKER MAY CHARGE YOU A SEPARATE OR ADDITIONAL FEE FOR PURCHASES AND SALES OF SHARES.

(2) THE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B SHARES DECREASES BY 1% ANNUALLY TO 1% IN THE FIFTH AND SIXTH YEARS AND 0% IN THE SEVENTH YEAR. CLASS B SHARES CONVERT TO CLASS A SHARES APPROXIMATELY SEVEN YEARS AFTER PURCHASE.


(3) THE CDSC FOR CLASS C SHARES IS 1% FOR SHARES REDEEMED WITHIN 18 MONTHS OF PURCHASE.


(4) FOR THE FISCAL YEAR ENDING OCTOBER 31, 2000, THE DISTRIBUTOR OF THE FUND HAS CONTRACTUALLY AGREED TO REDUCE ITS DISTRIBUTION AND SERVICE FEES FOR CLASS A SHARES TO .25 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES.

(5)  OTHER EXPENSES ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR.

Risk/Return Summary


EXAMPLE

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds.

     The example assumes that you invest $10,000 in the Series for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series' operating expenses remain the same, except for the Distributor's reduction of distribution and service (12b-1) fees for Class A shares during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-------------------------------------------------------------------------------

                                        1 YR                             3 YRS
  Class A shares                        $644                              $957
  Class B shares                        $727                            $1,000
  Class C shares                        $425                              $793
  Class Z shares                        $126                              $393
-------------------------------------------------------------------------------

You would pay the following expenses on the same investment if you did not sell your shares:

-------------------------------------------------------------------------------

                                        1 YR                             3 YRS
  Class A shares                        $644                              $957
  Class B shares                        $277                              $700
  Class C shares                        $325                              $793
  Class Z shares                        $126                              $393
-------------------------------------------------------------------------------



4  Prudential Jennison International Growth Fund        [GRAPHIC] (800) 225-1852

How the Series Invests

------------------------------------------
OUR GROWTH STRATEGY
We invest in about 60 securities of
primarily non-U.S. growth companies
whose shares appear attractively valued
on a relative and absolute basis. We
invest in at least five countries
outside of the U.S. We look for
companies that have above-average
actual and potential earnings growth
over the long term and strong financial
and operational characteristics. We
select stocks on the basis of individual
company research. Thus, country,
currency and industry weightings are
primarily the result of individual stock
selections. Although we may invest in
companies of all sizes, we typically
focus on large and medium sized
companies.
------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the Series is to seek LONG-TERM GROWTH OF CAPITAL. We seek to achieve our objective through investment in equity-related securities of foreign companies. This means we seek investments--primarily the common stock of foreign companies--that will increase in value over a period of years. A company is considered to be a FOREIGN COMPANY if it satisfies at least one of the following criteria:

> its securities are traded principally on stock exchanges in one or more foreign countries;

> it derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more foreign countries;

>    it maintains 50% or more of its assets in one or more foreign countries;

>    it is organized under the laws of a foreign country; or

>    its principal executive office is located in a foreign country.

     While we make every effort to achieve our objective, we can't guarantee success.

     Under normal conditions, we intend to invest at least 65% of our total assets in the equity-related securities of foreign companies in at least five foreign countries. We may invest anywhere in the world, including North America, Western Europe, the United Kingdom and the Pacific Basin, but GENERALLY NOT THE U.S.

     The principal type of equity-related security in which the Series invests is common stock. In addition to common stock, the Series may invest in other equity-related securities that include, but are not limited to, preferred stock, rights that can be exercised to obtain stock, warrants and debt securities or preferred stock convertible or exchangeable for common or preferred stock and master limited partnerships. The Series may also invest in American Depositary

How the Series Invests


Receipts (ADRs). ADRs are certificates that represent an equity investment in a foreign company or some other foreign issuer. ADRs are usually issued by a U.S. bank or trust company and are valued in U.S. dollars. We consider ADRs to be equity-related securities.

     In deciding which stocks to purchase for the Series, we look for growth companies that have both strong fundamentals and appear to be attractively valued relative to their growth potential. We use a bottom-up approach in selecting securities for the Series, which means that we select stocks based on individual company research, rather than allocating by country or sector. In researching which stocks to buy, we look at a company's basic financial and operational characteristics as well as compare the company's stock price to the price of stocks of other companies that are its competitors, absolute historic valuation levels for that company's stock, its earnings growth and the price of existing portfolio holdings. Another important part of our research process is to have regular contact with management of the companies that we purchase in order to confirm our earnings expectations and to assess management's ability to meet its stated goals. Although we may invest in companies of all sizes, we typically focus on large and medium sized companies.

     Generally, we look for companies that have one or more of the following characteristics:

     >    actual and potential growth in earnings and cash flow;

     >    actual and improving profitability;

     >    strong balance sheets;

     >    management strength; and

     >    strong market share for the company's products.

     In addition, we typically look for companies whose securities appear to be attractively valued relative to:

     >    each company's peer group;

     >    absolute historic valuations; and

     >    existing holdings of the Series.

     Generally, we consider selling a security when there is an identifiable change in a company's fundamentals or when our expectations of future earnings growth become fully reflected in the price of that security.

     For more information, see "Investment Risks" and the Statement of Additional Information, "Description of the Series, its Investments and Risks." The Statement of Additional Information--which we refer to as the SAI-- contains additional information about the Series. To obtain a copy, see the back cover page of this prospectus.


6  Prudential Jennison International Growth Fund        [GRAPHIC] (800) 225-1852

How the Series Invests


     The Series' investment objective is a fundamental policy that cannot be changed without shareholder approval. The Fund's Board of Directors can change investment policies that are not fundamental.

OTHER INVESTMENTS AND STRATEGIES

In addition to the principal strategies, we also may use the following investment strategies to increase the Series' returns or protect its assets if market conditions warrant.

     The Fund may participate in the initial public offering (IPO) market. IPO investments may increase the Fund's total returns. As a Fund's assets grow, the impact of IPO investments will decline which may reduce a Fund's total returns.

MONEY MARKET INSTRUMENTS, BONDS AND OTHER FIXED-INCOME OBLIGATIONS

Money market instruments and bonds are known as fixed-income securities because issuers of these securities are obligated to pay interest and principal. Typically, FIXED-INCOME securities don't increase or decrease in value in relation to an issuer's financial condition or business prospects as stocks may, although their value does fluctuate inversely to changes in interest rates generally and directly in relation to their perceived credit quality. Corporations and governments issue MONEY MARKET INSTRUMENTS and BONDS to raise money. The Series may buy obligations of companies, foreign countries or the U.S. Government. Money market instruments include the commercial paper and short-term obligations of foreign and domestic corporations, banks and governments and their agencies.

     Generally, the Series will purchase only "INVESTMENT-GRADE" commercial paper and bonds. This means the commercial paper and bonds have received one of the four highest quality ratings determined by Moody's Investors Service, Inc. ("Moody's"), or Standard & Poor's Ratings Group (S&P), or one of the other nationally recognized statistical rating organizations (NRSROs). Obligations rated in the fourth category (Baa for Moody's or BBB for S&P) have speculative characteristics and are subject to a greater risk of loss of principal and interest. On occasion, the Series may buy instruments that are not rated, but that are of comparable quality to the investment-grade bonds described above. For more information about bonds and bond ratings, see the SAI, "Appendix I, Description of Security Ratings."

How the Series Invests


TEMPORARY DEFENSIVE INVESTMENTS

In response to adverse market, economic or political conditions, we may temporarily invest up to100% of the Series' assets in money market instruments or in the stock and other equity-related securities of U.S. companies. Investing heavily in money market instruments limits our ability to achieve capital appreciation, but may help to preserve the Series' assets when global or international markets are unstable. When the Series is temporarily invested in equity-related securities of U.S. companies, the Series may achieve capital appreciation, although not through investment in foreign companies.

REPURCHASE AGREEMENTS

The Series may also use REPURCHASE AGREEMENTS, where a party agrees to sell a security to the Series and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for the Series.

DERIVATIVE STRATEGIES

We may use a number of alternative derivative strategies--including DERIVATIVES--to try to improve the Series' returns or protect its assets, although we cannot guarantee these strategies will work, that the instruments necessary to implement these strategies will be available or that the Series will not lose money. Derivatives--such as futures, options, foreign currency forward contracts and options on futures--involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment, a security, market index, currency, interest rate or some other asset, rate or index, will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return, taking into account the Series' overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives we may use may not match or correspond exactly with the Series' actual portfolio holdings. In particular this will be the case when we use derivatives for return enhancement.

OPTIONS

The Series may purchase and sell put and call options on equity securities, stock indices and foreign currencies that are traded on U.S. or foreign securities exchanges, on NASDAQ or in the over-the-counter market. An option is the right to buy or sell securities or currencies in exchange for a premium. The


8  Prudential Jennison International Growth Fund        [GRAPHIC] (800) 225-1852

How the Series Invests


Series will sell only covered options. Covered options are described in our SAI under "Description of the Series, its Investments and Risks--Hedging and Return Enhancement Strategies."

FUTURES CONTRACTS AND RELATED OPTIONS, FOREIGN CURRENCY FORWARD CONTRACTS

The Series may purchase and sell stock and bond index futures contracts and related options on stock and bond index futures. The Series also may purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts. A futures contract is an exchange-traded agreement to buy or sell a set quantity of an underlying product at a future date or to make or receive a cash payment based on the value of a securities index on a stipulated future date. The Series may also enter into foreign currency forward contracts to protect the value of its assets against future changes in the level of foreign exchange rates. A foreign currency forward contract is an over-the-counter obligation to buy or sell a given currency on a future date at a set price.

     For more information about these strategies, see the SAI, "Description of the Series, its Investments and Risks--Hedging and Return Enhancement Strategies."


Additional Strategies


The Series follows certain policies when it BORROWS MONEY (the Series can borrow up to 331 @3% of the value of its total assets); LENDS ITS SECURITIES to others (as an operating policy, which may be changed without stockholder approval, the Series will not lend more than 30% of the value of its total assets, which for this purpose includes the value of any collateral received in the transaction); and holds illiquid securities (the Series may hold up to 15% of its net assets in ILLIQUID SECURITIES, including restricted securities with legal or contractual restrictions, those without a readily available market and repurchase agreements with maturities longer than seven days). The Series is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see "Investment Restrictions" in the SAI.

How the Series Invests


INVESTMENT RISKS


As noted previously, all investments involve risk, and investing in the Series is no exception. This chart outlines the key risks and potential rewards of the principal investments the Series may make. See, too, "Description of the Series, Its Investments and Risks" in the SAI.


  INVESTMENT TYPE
  % OF SERIES' TOTAL ASSETS    RISKS                     POTENTIAL REWARDS
--------------------------------------------------------------------------------
                           >   Foreign markets,        > Investors can
  FOREIGN SECURITIES IN        economies and             participate
  GENERAL                      political systems,        in the growth of
                               particularly those in     foreign markets
  AT LEAST 65%; UP TO 100%     developing countries,     through investments in
                               may not be as stable      companies operating in
  UP TO 30% IN EMERGING        as in the U.S.            those markets
  MARKET SECURITIES
                           >   Currency risk--changing
                               values of foreign
                               currencies can cause
                               losses

                           >   May be less liquid
                               than U.S. stocks and bonds

                           >   Differences in
                               foreign laws,
                               accounting standards
                               and public
                               information, custody
                               and settlement
                               practices

                           >   Investment in
                               emerging markets
                               securities are
                               subject to greater
                               volatility and price
                               declines
--------------------------------------------------------------------------------
  COMMON STOCKS AND        >   Individual stock        > Historically, stocks
  OTHER EQUITY-RELATED         could lose value          have outperformed
  SECURITIES                                             other investments over
                                                         the long term
                           >   The equity markets could
  AT LEAST 65%; UP TO 100%     go down, resulting in   > Generally, economic
                               a decline in value of     growth leads to higher
                               the Series investments    corporate profits,
                                                         which leads to an
                           >   Companies that pay        increase in stock
                               dividends may not do      prices, known as
                               so if they don't have     capital appreciation
                               profits
                               or adequate cash flow   > May be a source of
                                                         dividend income
                           >   Changes in economic
                               or political
                               conditions,
                               both domestic and
                               international, may
                               result in
                               a decline in value
                               of  the Series'
                               investments

--------------------------------------------------------------------------------


10  Prudential Jennison International Growth Fund       [GRAPHIC] (800) 225-1852

How the Series Invests

   % OF SERIES' TOTAL ASSETS    RISKS                      POTENTIAL REWARDS
--------------------------------------------------------------------------------

  INVESTMENT-GRADE BONDS    >  Credit risk--the risk   >  A source of regular
                               that                       interest income
  UP TO 35%; USUALLY           the borrower can't
  LESS THAN 10%                pay back the money      >  High quality bonds are
                               borrowed or make           generally more secure
                               interest payments          than stock since
                                                          companies must pay
                            >  Market risk--the risk      their debts before
                               that bonds or other        they pay dividends
                               debt instruments may
                               lose
                               value in the market
                               because interest
                               rates change or there
                               is a lack  of
                               confidence in the
                               borrower

--------------------------------------------------------------------------------
  DERIVATIVES               >  Derivatives used for    >  Derivatives could make
                               risk management may        money and protect
  UP TO 35%; USUALLY           not                        against losses if the
  LESS THAN 10%                fully correspond to        investment analysis
                               the underlying             proves correct
                               positions and this
                               could result in losses  >  Derivatives that
                               to the Series that         involve leverage could
                               would not have             generate substantial
                               otherwise occurred         gains at low
                                                          cost
                            >  Derivatives such as
                               futures, options and    >  One way to manage the
                               foreign currency           Series' risk/return
                               forward contracts may      balance is by locking
                               not have the intended      in the value of an
                               effects and may            investment ahead of
                               result in losses or        time
                               missed opportunities

                            >  The other party to a
                               derivatives contract
                               could default

                            >  Derivatives can
                               increase share price
                               volatility and those
                               that involve leverage
                               could magnify losses

                            >  Certain types of
                               derivatives involve
                               costs that can reduce
                               returns

--------------------------------------------------------------------------------
  ILLIQUID SECURITIES       >  May be difficult to     >  May offer a more
                               value precisely            attractive yield or
  UP TO 15% OF NET ASSETS                                 potential for growth
                            >  May be difficult to        than more widely
                               sell at the time or        traded securities
                               place desired
--------------------------------------------------------------------------------
  MONEY MARKET INSTRUMENTS  >  Limits potential for    >  May preserve the
                               capital appreciation       Series' assets
  UP TO 100% ON A              and achieving our
  TEMPORARY BASIS              objective

                            >  See credit risk and
                               market risk under the
                               heading
                               "Investment-grade
                               bonds" above.

How the Series is Managed

BOARD OF DIRECTORS

The Fund's Board of Directors overseas the actions of the Manager, Investment Adviser and Distributor and decides on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business operations of the Series.

MANAGER

PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NEW JERSEY 07102-4077

Under a management agreement with the Fund, PIFM manages the Fund's investment operations and administers its business affairs. PIFM also is responsible for supervising the Series' investment adviser. Pursuant to the agreement, PIFM may receive management fees of .85 of 1% of the average daily net assets of the Series up to and including $300 million, .75 of 1% of the average daily net assets of the Series in excess of $300 million and up to and including $1.5 billion, and .70 of 1% of the average daily net assets of the Series over $1.5 billion.


     PIFM and its predecessors have served as manager or administrator to investment companies since 1987

     As of December 31, 2000, PIFM served as the Manager to all of the Prudential Mutual Funds, and as Manager or administrator to closed-end investment companies, with aggregate assets of approximately $76.7 billion.

     The Board of Directors approved a proposal under which the Board may authorize Prudential Investments Fund Management LLC (PIFM or the Manager), subject to certain conditions, to enter into or amend subadvisory agreements without obtaining further shareholder approval. One of the conditions is that shareholders must first approve the grant of this ongoing authority to the Board of Directors. The implementation of this proposal also is conditioned upon the receipt of exemptive relief from the Securities and Exchange Commission (Commission).

     Subject to the satisfaction of these two conditions, which cannot be assured, the Manager would be permitted, with Board approval, to employ new subadvisers for a Series (including subadvisers affiliated with PIFM), change the terms of a Series' subadvisory agreements or enter into new subadvisory agreements with existing subadvisers. Shareholders of a Series would continue


12  Prudential Jennison International Growth Fund       [GRAPHIC] (800) 225-1852

How the Series is Managed



to have the right to terminate a subadvisory agreement for a Series at any time by a vote of the majority of the outstanding voting securities of the Series. Shareholders would be notified of any subadviser changes or other material amendments to subadvisory agreements that occur under these arrangements.

     The Board of Directors also approved a proposed new management contract with PIFM. If shareholders approve this new contract, PIFM would be permitted to allocate and reallocate a Series' assets among the Series' subadvisors, including The Prudential Investment Corporation (PIC), Jennison Associates LLC (Jennison) and unaffiliated subadvisers, without obtaining further shareholder approval.


INVESTMENT ADVISER


Jennison Associates LLC (Jennison) is the Series' investment adviser. Its address is 466 Lexington Avenue, New York, NY 10017. PIFM has responsibility for all investment advisory services and supervises Jennison. PIFM pays Jennison at an annual rate of .60 of 1% of the average daily net assets of the Series up to and including $300 million, .50 of 1% of the average daily net assets of the Series in excess of $300 million and up to and including $1.5 billion, and .45 of 1% of the average daily net assets over $1.5 billion. As of September 30, 2000, Jennison managed approximately $___ billion in assets. Jennison has served as an investment adviser to investment companies since 1990.

How the Series is Managed


PORTFOLIO MANAGERS

The Series is co-managed by Howard Moss and Blair Boyer. Mr. Moss and Mr. Boyer have worked together managing international equity portfolios since 1989.

     HOWARD MOSS has been an Executive Vice President and Director of Jennison since 1993. Mr. Moss has been in the investment business for 30 years. Mr. Moss received a B.A. from the University of Liverpool.

     BLAIR BOYER is an Executive Vice President and Director of Jennison and has been with Jennison since 1993. Mr. Boyer received a B.A. from Bucknell University and an M.B.A. from New York University.

DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. The Fund has Distribution and Service Plans pursuant to Rule 12b-1 under the Investment Company Act. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Series' Class A, B, C and Z shares, and provides certain shareholder support services. The Series pays distribution and other fees to PIMS as compensation for its services for each class of shares, other than Class Z. These fees--known as 12b-1 fees--are shown in the "Fees and Expenses" tables.


14  Prudential Jennison International Growth Fund       [GRAPHIC] (800) 225-1852

Series Distributions and Tax Issues

Investors who buy shares of the Series should be aware of some important tax issues. For example, the Series distributes DIVIDENDS of ordinary income and distributes realized net CAPITAL GAINS, if any, to shareholders. These distributions are subject to taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA) or some other qualified tax-deferred plan or account. Dividends and distributions from the Series may also be subject to state income tax in the state where you live.

     Also, if you sell shares of the Series for a profit, you may have to pay capital gains taxes on the amount of your profit, again unless you hold your shares in a qualified tax-deferred plan or account.

     The following briefly discusses some of the important federal tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS

The Series distributes DIVIDENDS of any net investment income to shareholders, typically once a year. For example, if the Series owns ACME Corp. stock and the stock pays a dividend, the Series will pay out a portion of this dividend to its shareholders, assuming the Series' income is more than its costs and expenses. The dividends you receive from the Series will be taxed as ordinary income, whether or not they are reinvested in the Series.

     The Series also distributes realized net CAPITAL GAINS to shareholders-- typically once a year. Capital gains are generated when the Series sells its assets for a profit. For example, if the Series bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Series has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Series' total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Series holds the security--if a security is held more than one year before it is sold, LONG-TERM capital gains are taxed at the rate of 20%, but if the security is held one year or less, SHORT-TERM capital gains are taxed at rates up to 39.6%. Different rates apply to corporate shareholders.


     For your convenience, Series distributions of dividends and capital gains are AUTOMATICALLY REINVESTED in the Series without any sales charge. If you ask us to pay the distributions in cash, we will wire the distribution to your bank account instead of purchasing more shares of the Series. Either way, the distributions may be subject to taxes, unless your shares are held in a qualified

Series Distributions and Tax Issues



or tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.


TAX ISSUES

FORM 1099


Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year. If you own shares of the Series as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099. However, you will receive a Form 1099 when you take any distributions from your qualified or tax-deferred plan or account.

     Series distributions are generally taxable to you in the year they are received, except when we declare certain dividends in October, November or December of a calendar year, and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year. Corporate shareholders are eligible for the 70% dividends--received deduction for certain dividends.


WITHHOLDING TAXES

If federal tax law requires you to provide the Series with your tax identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury 31% of your distributions and sale proceeds. Dividends of net investment income and short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.

IF YOU PURCHASE JUST BEFORE RECORD DATE

If you buy shares of the Series just before the record date (the date that determines who receives the distribution), that distribution will be paid to you. As explained above, the distribution may be subject to income or capital gains taxes. You may think you've done well, since you bought shares one day and soon thereafter received a distribution. That is not so because when dividends are paid out, the value of each share of the Series decreases by the amount of


16  Prudential Jennison International Growth Fund       [GRAPHIC] (800) 225-1852

Series Distributions and Tax Issues

the dividend to reflect the payout, although this may not be apparent because the value of each share of the Series also will be affected by the market changes, if any. The distribution you receive makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.

QUALIFIED OR TAX-DEFERRED RETIREMENT PLANS

Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax free. Please contact your financial adviser for information on a variety of retirement plans offered by The Prudential Insurance Company of America.

IF YOU SELL OR EXCHANGE YOUR SHARES

---------------------------------------------------
                         +$   CAPITAL GAIN
                              (taxes owed)

RECEIPTS FROM SALE ----> OR

                         -$   CAPITAL LOSS
                              (offset against gain)
---------------------------------------------------

If you sell any shares of the Series for a profit, you have realized a capital gain, which is subject to tax unless you hold shares in a qualified tax-deferred plan or account. The amount of tax you pay depends on how long you owned your shares. If you sell shares of the Series for a loss, you may have a capital loss, which you may use to offset certain capital gains you have.

     If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before the sale of the shares). If you acquire shares of the Series and sell your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.

     Exchanging your shares of the Series for the shares of another Prudential Mutual Fund is considered a sale for tax purposes. In other words, it's a "taxable event." Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.

Series Distributions and Tax Issues

     Any gain or loss you may have from selling or exchanging Series shares will not be reported on Form 1099. Therefore, unless you hold your shares in a qualified tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell--or exchange--Series shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

AUTOMATIC CONVERSION OF CLASS B SHARES

We have obtained a legal opinion that the conversion of Class B shares into Class A shares--which happens automatically approximately seven years after purchase--is not a "taxable event" because it does not involve an actual sale of your Class B shares. This opinion, however, is not binding on the IRS. For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years" in the next section.



18  Prudential Jennison International Growth Fund       [GRAPHIC] (800) 225-1852

How to Buy, Sell and
Exchange Shares of the Series

HOW TO BUY SHARES

STEP 1: OPEN AN ACCOUNT

If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Series for you, call Prudential Mutual Fund Services LLC (PMFS) at (800) 225-1852 or contact:


PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 8179
PHILADELPHIA, PA 19101-8179

     You may purchase shares by check or wire. We do not accept cash or money orders. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information about purchasing shares of the Series, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into the Series) or suspend the Series' sale of its shares.


STEP 2: CHOOSE A SHARE CLASS

Individual investors can choose among Class A, Class B, Class C, and Class Z shares of the Series, although Class Z shares are available only to a limited group of investors.

     Multiple share classes let you choose a cost structure that better meets your needs. With Class A shares, you pay the sales charge at the time of purchase, but the operating expenses each year are lower than the expenses of Class B and Class C shares. With Class B shares, you only pay a sales charge if you sell your shares within six years (that is why it is called a Contingent Deferred Sales Charge, or CDSC), but the operating expenses each year are higher than the Class A share expenses. With Class C shares, you pay a 1% front-end sales charge and a 1% CDSC if you sell within 18 months of purchase, but the operating expenses are also higher than the expenses for Class A shares.

     When choosing a share class, you should consider the following:

     o    The amount of your investment

     o The length of time you expect to hold the shares and the impact of the varying distribution fees

     o The different sales charges that apply to each share class--Class A's front-end sales charge vs. Class B's CDSC vs. Class C's low front-end sales charge and low CDSC

     o    Whether you qualify for any reduction or waiver of sales charges

How to Buy, Sell and
Exchange Shares of the Series


     o The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase

     o    Whether you qualify to purchase Class Z shares

     See "How to Sell Your Shares" for a description of the impact of CDSCs.

SHARE CLASS COMPARISON. Use this chart to help you compare the Series' different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.


---------------------------------------------------------------------------------------------------
                                Class A             Class B            Class C             Class Z
  Minimum purchase               $1,000              $1,000             $2,500              None
     amount(1)

  Minimum amount for             $100                $100               $100                None
     subsequent purchases1

  Maximum initial                5% of the           None               1% of the           None
     sales charge                   public                                 public
                                    offering price                         offering price

  Contingent Deferred            None                If Sold During:       1% on sales      None
     Sales Charge (CDSC)(2)                             Year 1  5%         made within
                                                        Year 2  4%         18 months
                                                        Year 3  3%         of purchase2
                                                        Year 4  2%
                                                        Year 5/6  1%
                                                        Year 7  0%

  Annual distribution            .30 of 1%           1%                 1%                  None
     and service (12b-1)            (.25 of 1%
     fees (shown as a               currently)
     percentage of average
     net assets)(3)


(1) THE MINIMUM INITIAL INVESTMENT REQUIREMENTS DO NOT APPLY TO CERTAIN RETIREMENT AND EMPLOYEE SAVINGS PLANS AND CUSTODIAL ACCOUNTS FOR MINORS. THE MINIMUM INVESTMENT FOR PURCHASES MADE THROUGH THE AUTOMATIC INVESTMENT PLAN IS $50. FOR MORE INFORMATION, SEE "ADDITIONAL SHAREHOLDER SERVICES--AUTOMATIC INVESTMENT PLAN."


(2) FOR MORE INFORMATION ABOUT THE CDSC AND HOW IT IS CALCULATED, SEE "CONTINGENT DEFERRED SALES CHARGES (CDSC)."

(3) THESE DISTRIBUTION AND SERVICE FEES ARE PAID FROM THE SERIES' ASSETS ON A CONTINUOUS BASIS. OVER TIME, THE FEES WILL INCREASE THE COST OF YOUR INVESTMENT AND MAY COST YOU MORE THAN PAYING OTHER TYPES OF SALES CHARGES. THE SERVICE FEE FOR EACH OF CLASS A, CLASS B AND CLASS C SHARES IS .25 OF 1%. THE DISTRIBUTION FEE FOR CLASS A SHARES IS LIMITED TO .30 OF 1% (INCLUDING THE .25 OF 1% SERVICE FEE ) AND IS .75 OF 1% FOR EACH OF CLASS B AND CLASS C SHARES. FOR THE FISCAL YEAR ENDING OCTOBER 31, 2000, THE DISTRIBUTOR OF THE FUND HAS CONTRACTUALLY AGREED TO REDUCE ITS DISTRIBUTION AND SERVICE (12B-1) FEES FOR CLASS A SHARES TO .25 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES.



20  Prudential Jennison International Growth Fund       [GRAPHIC] (800) 225-1852

How to Buy, Sell and
Exchange Shares of the Series

REDUCING OR WAIVING CLASS A'S INITIAL SALES CHARGE

The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

INCREASE THE AMOUNT OF YOUR INVESTMENT. You can reduce Class A's sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases.

--------------------------------------------------------------------------------
                            SALES CHARGE AS %   SALES CHARGE AS %      DEALER
  AMOUNT OF PURCHASE        OF OFFERING PRICE   OF AMOUNT INVESTED     ALLOWANCE
  Less than $25,000         5.00%                5.26%                 4.75%
  $25,000 to $49,999        4.50%                4.71%                 4.25%
  $50,000 to $99,999        4.00%                4.17%                 3.75%
  $100,000 to $249,999      3.25%                3.36%                 3.00%
  $250,000 to $499,999      2.50%                2.56%                 2.40%
  $500,000 to $999,999      2.00%                2.04%                 1.90%
  $1 million and above*     None                 None                  None
--------------------------------------------------------------------------------

* IF YOU INVEST $1 MILLION OR MORE, YOU CAN BUY ONLY CLASS A SHARES, UNLESS YOU QUALIFY TO BUY CLASS Z SHARES.

     To satisfy the purchase amounts above, you can

     >    Invest with a group of investors who are related to you;

     > Buy the Class A shares of two or more Prudential Mutual Funds at the same time;


     > Use your RIGHTS OF ACCUMULATION, which allow you to combine the current value of Prudential Mutual Fund shares you already own (excluding money market funds not acquired through the exchange privilege) with the value of the shares you are purchasing for purposes of determining the applicable sales charge (Note: you must notify the Transfer Agent if you qualify for Rights of Accumulation); or

     > Sign a LETTER OF INTENT, stating in writing that you or a group of investors will invest a specific dollar amount in the Series or other Prudential mutual funds within 13 months.


     The Distributor may reallow Class A's sales charge to dealers.

How to Buy, Sell and
Exchange Shares of the Series

BENEFIT PLANS. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

MUTUAL SERIES PROGRAMS. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

     > Mutual fund "wrap" or asset allocation program, where the sponsor places fund trades and charges its clients a management, consulting or other fee for its services, or

     > Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

     Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Series in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

OTHER TYPES OF INVESTORS. Other investors pay no sales charges, including certain officers, employees or agents of Prudential and its affiliates, the Prudential mutual funds, the subadvisers of the Prudential mutual funds and registered representatives and employees of brokers that have entered into a selected dealer agreement with the Distributor. To qualify for a reduction or waiver of the sales charge, you must notify the Transfer Agent or your broker at the time of purchase. For more information about reducing or eliminating Class A's sales charge, see the SAI, "Purchase, Redemption and Pricing of Series Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares."

WAIVING CLASS C'S INITIAL SALES CHARGE

BENEFIT PLANS. Certain group retirements plans may purchase Class C shares without the initial sales charge. For more information, call Prudential at (800) 353-2847.


22  Prudential Jennison International Growth Fund       [GRAPHIC] (800) 225-1852

How to Buy, Sell and
Exchange Shares of the Series

INVESTMENT OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. The initial sales charge will be waived for purchases of Class C shares if the purchase is made with money from the redemption of shares of any unaffiliated investment company, as long as the shares were not held in an account at Prudential Securities Incorporated or one of its affiliates. These purchases must be made within 60 days of the redemption. To qualify for this waiver, you must:

     >    purchase your shares through an account at Prudential Securities;

     > purchase your shares through an ADVANTAGE Account or an Investor Account with Pruco Securities Corporation; or

     >    purchase your shares through other brokers.


     The waiver is not available to investors who purchase shares directly from the Transfer Agent. If you are entitled to the waiver, you must notify your broker, who may require any supporting documents it considers appropriate.



QUALIFYING FOR CLASS Z SHARES

BENEFIT PLANS. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

MUTUAL FUND PROGRAMS. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Series as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

     > Mutual fund "wrap" or asset allocation programs where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or

     > Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

How to Buy, Sell and
Exchange Shares of the Series


     Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Series in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

OTHER TYPES OF INVESTORS. Class Z shares also can be purchased by any of the following:

     > Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option,

     > Current and former Directors/Trustees of the Prudential mutual funds (including the Series), and

     >    Prudential, with an investment of $10 million or more.

     In connection with the sales of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to 4% of the purchase price for Class B shares, up to 2% of the purchase price for Class C shares and a finder's fee for Class A or Class Z shares from their own resources based on a percentage of the net asset value of shares sold or otherwise.

CLASS B SHARES CONVERT TO CLASS A SHARES AFTER APPROXIMATELY SEVEN YEARS
If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the 12b-1 fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Series expenses.

     When we do the conversion, you will get fewer Class A shares than the number of Class B shares converted if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Series Shares--Conversion Feature--Class B Shares."


24  Prudential Jennison International Growth Fund       [GRAPHIC] (800) 225-1852

How to Buy, Sell and
Exchange Shares of the Series

----------------------------------------
MUTUAL FUND SHARES
The NAV of mutual fund shares changes
every day because the value of a fund's
portfolio changes constantly. For
example, if fund XYZ holds ACME Corp.
stock in its portfolio and the price of
ACME stock goes up, while the value of
the fund's other holdings remains the
same and expenses don't change, the NAV
of fund XYZ will increase.
----------------------------------------

STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY

The price you pay for each share of the Series is based on the share value. The share value of a mutual fund--known as the NET ASSET VALUE or NAV--is determined by a simple calculation--it's the total value of a fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by fund XYZ (minus its expenses) is $1,000 and there are 100 shares of fund XYZ owned by shareholders, the price of one share of the fund--or the NAV--is $10 ($1,000 divided by 100). Portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board. Most national newspapers report the NAVs of most mutual funds, which allows investors to check the price of mutual funds daily.

     We determine the NAV of our shares once each business day at 4:15 p.m. New York time on days that the New York Stock Exchange (NYSE) is open for trading. The NYSE is closed on national holidays and Good Friday. Because the Series invests in foreign securities, its NAV can change on days when you cannot buy or sell shares. We do not determine NAV on days when we have not received any orders to purchase, sell or exchange Series shares, or when changes in the value of the Series' portfolio do not materially affect the NAV.

WHAT PRICE WILL YOU PAY FOR SHARES OF THE SERIES?

For Class A and Class C shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge a separate or additional fee for purchases of shares.

How to Buy, Sell and
Exchange Shares of the Series


STEP 4: ADDITIONAL SHAREHOLDER SERVICES

As a Series shareholder, you can take advantage of the following services and privileges:

AUTOMATIC REINVESTMENT. As we explained in the "Series Distributions and Tax Issues" section, the Series pays out--or distributes--its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Series at NAV without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker, or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.


PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: ACCOUNT MAINTENANCE
P.O. BOX 8159
PHILADELPHIA, PA 19101


AUTOMATIC INVESTMENT PLAN. You can make regular purchases of the Series for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.

RETIREMENT PLAN SERVICES. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs, or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLES, SEP plans, Keoghs, 403(b)(7) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

THE PRUTECTOR PROGRAM. Optional group term life insurance--which protects the value of your Prudential Mutual Fund investment for your beneficiaries against market declines--is available to investors who purchase their shares through Prudential. Eligible investors who apply for PruTector coverage after the initial 6-month enrollment period will need to provide satisfactory evidence of



26  Prudential Jennison International Growth Fund       [GRAPHIC] (800) 225-1852

How to Buy, Sell and
Exchange Shares of the Series


insurability. This insurance is subject to other restrictions and is not available in all states.

SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. Remember, the sale of Class B and Class C shares may be subject to a CDSC.

REPORTS TO SHAREHOLDERS. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Series. To reduce Series expenses, we will send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise.

HOW TO SELL YOUR SHARES
You can sell your shares of the Series for cash (in the form of a check) at any time, subject to certain restrictions.

     When you sell shares of the Series--also known as REDEEMING your shares--the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell. If your broker holds your shares, he must receive your order to sell by 4:15 p.m. New York time to process the sale on that day. Otherwise, contact:


PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: REDEMPTION SERVICES
P.O. BOX 8149
PHILADELPHIA, PA 19101


     Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge a separate or additional fee for purchases and sales of shares.


EXPEDITED REDEMPTION PRIVILEGE

If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption

How to Buy, Sell and
Exchange Shares of the Series




requests may be made by telephone or letter, must be received by the Fund prior to 4:15 p.m., New York Time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. For more information, see "Purchase, Redemption and Pricing of Fund Shares - Expedited Redemption Privilege" in the Statement of Additional Information. The Expedited Redemption Privilege may be modified or terminated at any time without notice.


RESTRICTIONS ON SALES


There are certain times when you may not be able to sell shares of the Series, or when we may delay paying you the proceeds from a sale. As permitted by the Securities and Exchange Commission, this may happen during unusual market conditions or emergencies when the Series can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Series Shares--Sale of Shares."


     If you are selling more than $100,000 of shares, you want the check sent to someone or some place that is not in our records or you are a business or a trust and you hold shares directly with the Transfer Agent, you may have to have the signature on your sell order signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker-dealer or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Series Shares--Sale of Shares."

CONTINGENT DEFERRED SALES CHARGES (CDSC)

If you sell Class B shares within six years of purchase or Class C shares within 18 months of purchase, you will have to pay a CDSC. To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:

     > Amounts representing shares you purchased with reinvested dividends and distributions

     > Amounts representing shares that represent the increase in NAV above the total amount of payments for shares made during the past six years for class B shares and 18 months for Class C shares

     > Amounts representing the cost of shares held beyond the CDSC period (six years for Class B shares and 18 months for Class C shares)

     Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid--or at least minimize--the CDSC.

     Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the


28  Prudential Jennison International Growth Fund       [GRAPHIC] (800) 225-1852

How to Buy, Sell and
Exchange Shares of the Series

cost of shares held for the longest period of time within the applicable CDSC period.

     As we noted before in the "Share Class Comparison" chart, the CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares--which is applied to shares sold within 18 months of purchase. For both Class B and Class C shares, the CDSC is the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.

     The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

WAIVER OF THE CDSC--CLASS B SHARES

The CDSC will be waived if the Class B shares are sold:

     > After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares owned in joint tenancy, provided the shares were purchased before the death or disability;

     > To provide for certain distributions--made without IRS penalty--from a tax-deferred retirement plan, IRA, or Section 403(b) custodial account; and

     >    On certain sales from a Systematic Withdrawal Plan.

     For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Series Shares--Waiver of the Contingent Deferred Sales Charges--Class B Shares."

WAIVER OF THE CDSC--CLASS C SHARES

BENEFIT PLANS The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC will also be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

How to Buy, Sell and
Exchange Shares of the Series


REDEMPTION IN KIND

If the sales of Series shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Series' net assets, we can then give you securities from the Series' portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

SMALL ACCOUNTS

If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Series' expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other qualified tax-deferred plan or account.

90-DAY REPURCHASE PRIVILEGE


After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the same Series and account without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your account with the appropriate number of shares to reflect the amount of the CDSC you paid. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Series Shares--Sale of Shares."


RETIREMENT PLANS

To sell shares and receive a distribution from your retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of the Series for shares of the same class in certain other Prudential Mutual Funds--including certain money market funds--if you satisfy the minimum investment requirements. For example, you

30  Prudential Jennison International Growth Fund       [GRAPHIC] (800) 225-1852

How to Buy, Sell and
Exchange Shares of the Series

can exchange Class A shares of the Series for Class A shares of another Prudential Mutual Fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares. Class B and C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. After an exchange, at redemption, the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of the exchange privilege after giving you 60 days' notice.

     If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:


PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX 8157
PHILADELPHIA, PA 19101



     There is no sales charge for such exchanges. However, if you exchange--and then sell--Class B shares within approximately six years of your original purchase or Class C shares within 18 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class B or Class C shares into a money market fund, the time you hold the shares in the money market account will not be counted in calculating the required holding periods for CDSC liability.

     Remember, as we explained in the section entitled "Series Distributions and Tax Issues--If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account--Exchange Privilege."

     If you own Class B or Class C shares and qualify to purchase either Class A shares without paying an initial sales charge or Class Z shares, we will automatically exchange your Class B or Class C shares which are not subject to a CDSC for Class A or Class Z shares, as appropriate. We make such exchanges on a quarterly basis if you qualify for this exchange privilege. We have obtained a legal opinion that this exchange is not a "taxable event" for federal income tax purposes. This opinion is not binding on the IRS.

FREQUENT TRADING

Frequent trading of Series shares in response to short-term fluctuations in the market--also known as "market timing"--may make it very difficult to manage

How to Buy, Sell and
Exchange Shares of the Series

the Series' investments. Also when market timing occurs, the Series may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Series' performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the fund will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Series reserves the right to refuse purchase orders and exchanges into the Series by any person, group or commonly controlled accounts. The decision may be based upon dollar amount, volume and frequency of trading. The Series may notify a market timer of rejection of an exchange or purchase order subsequent to the day the order is placed. If the Series allows a market timer to trade Series shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.


TELEPHONE REDEMPTIONS AND EXCHANGES


You may redeem or exchange your shares in any amount by calling the Fund at
(800) 225-1825. In order to redeem or exchange your shares by telephone, you must call the Fund before 4:15 p.m., New York time, to receive a redemption amount based on that day's NAV.

     The Fund's Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures it may be liable for losses due to unauthorized or fraudulent telephone instructions.


     In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.

     The telephone redemption and exchange privileges may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.




32  Prudential Jennison International Growth Fund       [GRAPHIC] (800) 225-1852

Financial Highlights


The financial highlights below are intended to help you evaluate the financial performance of the Series. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of the Fund, assuming reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.

     Review each chart with the financial statements and report of independent accountants, which appear in the SAI and are available upon request. Additional performance information for each share class is contained in the annual report, which you can receive at no charge as described on the back cover of this prospectus.

Financial Highlights



PRUDENTIAL JENNISON INTERNATIONAL GROWTH FUND:
CLASS A SHARES

The financial highlights for the period ended October 31, 2000 were audited by independent accountants.

CLASS A SHARES (FISCAL YEAR ENDED 10-31)
PER SHARE OPERATING PERFORMANCE                                            2000
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss
Net realized and unrealized gain
  on investment and foreign
  currency transactions
TOTAL FROM INVESTMENT OPERATIONS
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions in excess of net
  investment income
Distributions from net realized
  capital gains
TOTAL DISTRIBUTIONS
NET ASSET VALUE, END OF YEAR
TOTAL RETURN1
--------------------------------------------------------------------------------
Ratios/Supplemental Data                                                   2000
--------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000)
Average net assets (000)
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution and
  service (12b-1) fees
Expenses, excluding distribution and
  service (12b-1) fees
Net investment income (loss)
Portfolio turnover
--------------------------------------------------------------------------------

(1) TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS, BUT DOES NOT INCLUDE THE EFFECT OF SALES CHARGES. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH PERIOD REPORTED.




34  Prudential Jennison International Growth Fund       [GRAPHIC] (800) 225-1852

Financial Highlights



PRUDENTIAL JENNISON INTERNATIONAL GROWTH FUND:
CLASS B SHARES


The financial highlights for the period ended October 31, 2000 were audited by independent accountants.

CLASS B SHARES (FISCAL YEAR ENDED 10-31)
PER SHARE OPERATING PERFORMANCE                                            2000
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss
Net realized and unrealized gain
  on investment and foreign
  currency transactions
TOTAL FROM INVESTMENT OPERATIONS
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions in excess of net
  investment income
Distributions from net realized
  capital gains
TOTAL DISTRIBUTIONS
NET ASSET VALUE, END OF YEAR
TOTAL RETURN(1)
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA                                                   2000

NET ASSETS, END OF YEAR (000)
Average net assets (000)
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution and
  service (12b-1) fees
Expenses, excluding distribution and
  service (12b-1) fees
Net investment income (loss)
Portfolio turnover
--------------------------------------------------------------------------------

(1) TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS, BUT DOES NOT INCLUDE THE EFFECT OF SALES CHARGES. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH PERIOD REPORTED.

Financial Highlights


PRUDENTIAL JENNISON INTERNATIONAL GROWTH FUND:
CLASS C SHARES

The financial highlights for the period ended October 31, 2000 were audited by independent accountants.

CLASS C SHARES (FISCAL YEAR ENDED 10-31)
PER SHARE OPERATING PERFORMANCE                                            2000
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss
Net realized and unrealized gain
  on investment and foreign
  currency transactions
TOTAL FROM INVESTMENT OPERATIONS
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions in excess of net
  investment income2
Distributions from net realized
   capital gains
TOTAL DISTRIBUTIONS
NET ASSET VALUE, END OF YEAR
TOTAL RETURN(1)
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA                                                   2000

NET ASSETS, END OF YEAR (000)
Average net assets (000)
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution and
  service (12b-1) fees
Expenses, excluding distribution and
  service (12b-1) fees
Net investment income (loss)
Portfolio turnover
--------------------------------------------------------------------------------

(1) TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS, BUT DOES NOT INCLUDE THE EFFECT OF SALES CHARGES. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH PERIOD REPORTED.


36  Prudential Jennison International Growth Fund       [GRAPHIC] (800) 225-1852

PRUDENTIAL JENNISON INTERNATIONAL GROWTH FUND:
CLASS Z SHARES

The financial highlights for the period ended October 31, 2000 were audited by independent accountants.

CLASS Z SHARES (FISCAL YEAR ENDED 10-31)
PER SHARE OPERATING PERFORMANCE                                            2000
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD
INCOME FROM INVESTMENT OPERATIONS:
Net investment income
Net realized and unrealized gain
  on investment and foreign
   currency transactions
TOTAL FROM INVESTMENT OPERATIONS
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions in excess of net
   investment income
Distributions from net realized
   capital gains
TOTAL DISTRIBUTIONS
NET ASSET VALUE, END OF PERIOD
TOTAL RETURN(1)
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA                                                   2000
NET ASSETS, END OF PERIOD (000)
Average net assets (000)
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution fees
Expenses, excluding distribution fees
Net investment income (loss)
Portfolio turnover
--------------------------------------------------------------------------------

(1) TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS, BUT DOES NOT INCLUDE THE EFFECT OF SALES CHARGES. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH PERIOD REPORTED. TOTAL RETURN FOR A PERIOD OF LESS THAN A FULL YEAR IS NOT ANNUALIZED.

The Prudential Mutual Fund Family

Prudential offers a broad range of mutual funds designed to meet your individual needs. For more information about these funds, contact your financial adviser or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.


STOCK FUNDS
 PRUDENTIAL EMERGING GROWTH FUND, INC.
 PRUDENTIAL EQUITY FUND, INC.
 PRUDENTIAL INDEX SERIES FUND
   PRUDENTIAL STOCK INDEX FUND
 THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
   PRUDENTIAL JENNISON GROWTH FUND
   PRUDENTIAL JENNISON EQUITY OPPORTUNITY
      FUND
 PRUDENTIAL REAL ESTATE SECURITIES FUND
 PRUDENTIAL SECTOR FUNDS, INC.
   PRUDENTIAL FINANCIAL SERVICE FUND
   PRUDENTIAL HEALTH SCIENCES FUND
   PRUDENTIAL TECHNOLOGY FUND
   PRUDENTIAL UTILITY FUND

 PRUDENTIAL SMALL COMPANY FUND, INC.
 PRUDENTIAL TAX-MANAGED FUNDS
   PRUDENTIAL TAX-MANAGED EQUITY FUND
 PRUDENTIAL 20/20 FOCUS FUND
 PRUDENTIAL VALUE FUND
 NICHOLAS-APPLEGATE FUND, INC.
   NICHOLAS-APPLEGATE GROWTH EQUITY FUND

 TARGET FUNDS
   LARGE CAPITALIZATION GROWTH FUND
   LARGE CAPITALIZATION VALUE FUND
   SMALL CAPITALIZATION GROWTH FUND
   SMALL CAPITALIZATION VALUE FUND

ASSET ALLOCATION/BALANCED FUNDS
 PRUDENTIAL DIVERSIFIED FUNDS
   CONSERVATIVE GROWTH FUND
   MODERATE GROWTH FUND
   HIGH GROWTH FUND
 THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
   PRUDENTIAL ACTIVE BALANCED FUND

GLOBAL FUNDS
GLOBAL STOCK FUNDS
PRUDENTIAL EUROPE GROWTH
  FUND, INC.
PRUDENTIAL NATURAL RESOURCES
  FUND, INC.
PRUDENTIAL PACIFIC GROWTH FUND, INC.
PRUDENTIAL WORLD FUND, INC.
  PRUDENTIAL GLOBAL GROWTH FUND
  PRUDENTIAL INTERNATIONAL VALUE FUND
  PRUDENTIAL JENNISON INTERNATIONAL GROWTH FUND

GLOBAL UTILITY FUND, INC.
TARGET FUNDS
  INTERNATIONAL EQUITY FUND
 GLOBAL BOND FUNDS
 PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.
 PRUDENTIAL INTERNATIONAL BOND
   FUND, INC.


38  Prudential Jennison International Growth Fund       [GRAPHIC] (800) 225-1852

BOND FUNDS
Taxable Bond Funds
PRUDENTIAL GOVERNMENT INCOME
  FUND, INC.


PRUDENTIAL GOVERNMENT SECURITIES TRUST
  SHORT-INTERMEDIATE TERM SERIES

PRUDENTIAL HIGH YIELD FUND, INC.
PRUDENTIAL HIGH YIELD TOTAL RETURN
  FUND, INC.


PRUDENTIAL SHORT-TERM CORPORATE BOND FUND, INC.
  INCOME PORTFOLIO


TARGET FUNDS
  TOTAL RETURN BOND FUND

Tax-Exempt Bond Funds
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
   CALIFORNIA SERIES
   CALIFORNIA INCOME SERIES

PRUDENTIAL MUNICIPAL BOND FUND
   HIGH INCOME SERIES
   INSURED SERIES

Prudential Municipal Series Fund
   FLORIDA SERIES
   MASSACHUSETTS SERIES
   NEW JERSEY SERIES
   NEW YORK SERIES
   NORTH CAROLINA SERIES
   OHIO SERIES
   PENNSYLVANIA SERIES
PRUDENTIAL NATIONAL MUNICIPALS
   FUND, INC.

MONEY MARKET FUNDS

TAXABLE MONEY MARKET FUNDS
CASH ACCUMULATION TRUST
   LIQUID ASSETS FUND
   NATIONAL MONEY MARKET FUND

 PRUDENTIAL GOVERNMENT SECURITIES TRUST
   MONEY MARKET SERIES
   U.S. TREASURY MONEY MARKET SERIES

PRUDENTIAL SPECIAL MONEY MARKET
   FUND, INC.
   MONEY MARKET SERIES
PRUDENTIAL MONEYMART ASSETS, INC.

Tax-Free Money Market Funds
PRUDENTIAL TAX-FREE MONEY FUND, INC.
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
   CALIFORNIA MONEY MARKET SERIES

 PRUDENTIAL MUNICIPAL SERIES FUND

   CONNECTICUT MONEY MARKET SERIES
   MASSACHUSETTS MONEY MARKET SERIES
   NEW JERSEY MONEY MARKET SERIES
   NEW YORK MONEY MARKET SERIES

COMMAND FUNDS
 COMMAND MONEY FUND
 COMMAND GOVERNMENT FUND
 COMMAND TAX-FREE FUND

INSTITUTIONAL MONEY MARKET FUNDS
 PRUDENTIAL INSTITUTIONAL LIQUIDITY
   PORTFOLIO, INC.
   INSTITUTIONAL MONEY MARKET SERIES

================================================================================


================================================================================


                                     Notes





















--------------------------------------------------------------------------------
40  Prudential Jennison International Growth Fund       [GRAPHIC] (800) 225-1852

================================================================================


================================================================================


                                     Notes
















--------------------------------------------------------------------------------
                                                                              41

            YOUR FINANCIAL SECURITY, YOUR SATISFACTION & YOUR PRIVACY

ACCESSING INFORMATION

     Access to customer information is authorized for Prudential business purposes only. Employees who have access to customer information are required to protect it and keep it confidential.

COLLECTING INFORMATION TO CONDUCT BUSINESS

     Prudential collects information about you to help us serve your financial needs, provide customer service, offer new products or services, and fulfill legal and regulatory requirements. The type of information that Prudential collects varies according to the products or services you request, and may include:

     o information included on your application and related forms (such as name, address, Social Security number, assets and income);

     o information about your relationships with us (such as products or services purchased, account balances and payment history);

     o information from your employer, benefit plan sponsor, or association for any Prudential group product you may have (such as name, address, Social Security number, age and marital status);

     o information from consumer reporting agencies (such as credit relationships and history);

     o information from other non-Prudential sources (such as motor vehicle reports, medical information, and demographic information); and

     o information from visitors to Prudential websites (such as that provided through online forms, site visitorship data and online information collecting devices known as "cookies").

SECURITY STANDARDS

     We continue to assess new technology to provide additional protection of your personal information. We safeguard customer information in accordance with federal standards and established security procedures. Measures we take include implementation of physical, electronic and procedural safeguards.

SHARING INFORMATION WITHIN PRUDENTIAL

     We may disclose the previously described information about our customers and former customers to other Prudential businesses, such as our securities broker-dealers, our insurance companies and agencies, our banks and our real estate brokerage franchise company. We may share information to:

     o    provide customer service or account maintenance; or

     o    tell you about other products or services offered by Prudential.

SHARING INFORMATION IN OTHER CIRCUMSTANCES

     In compliance with federal and state laws, we may disclose some or all of the information we collect about our customers and former customers, as described above, to non-Prudential businesses, such as:

     o companies that perform services for us or on our behalf (such as responding to customer requests, providing you with information about our products, or maintaining or developing software); or

     o financial services companies (such as banks, insurance companies, securities brokers or dealers) and non-financial companies (such as real estate brokers or financial publications) with whom we have marketing agreements.

     We will not share medical information or motor vehicle reports for marketing purposes.

     Many employers or other plan sponsors restrict the information that can be shared about their employees or members. In our business with institutions, we always honor these restrictions. If you have a relationship with Prudential as a result of products or services provided through an employer or other plan sponsor, we will abide by the specific privacy rules imposed by that organization.

     We may also disclose information to non-affiliated parties as allowed by law, such as in responding to a subpoena, preventing fraud, or complying with an inquiry by a government agency or regulator.

IT'S YOUR CHOICE

     Our customers periodically receive information about products and services available from the Prudential family of companies, as well as from select business partners, including financial services and non-financial services companies with whom we have marketing agreements. Many of our customers appreciate receiving this information. However, if you do not want us to share your information for these purposes or communicate offers to you -- either by phone or mail -- please complete the attached form and return it to us.

     If there are multiple owners of an account, any one of them may request on behalf of any or all of the others that their information not be disclosed and their names be removed from our phone or mailing lists.

     While you may receive more than one copy of this notice, if you choose to limit the sharing of your information, you only need to inform us of your choice once. Unless you modify this decision, we will continue to honor it.

                             NOT PART OF PROSPECTUS

    THIS  NOTICE  IS  BEING  PROVIDED  ON  BEHALF  OF THE  FOLLOWING  PRUDENTIAL
AFFILIATES:

Prudential Insurance Company of America, The
Prudential Property and Casualty Insurance Company
Prudential Securities Incorporated
Prudential Investment Corporation, The
Prudential Bank and Trust Company, The
Prudential 20/20 Focus Fund
Prudential California Municipal Fund
Prudential Commercial Insurance Company
Prudential Commercial Insurance Company of New
  Jersey, The
Prudential Direct Insurance Agency of Texas, Inc.
Prudential Direct Insurance Agency of Alabama, Inc.
Prudential Direct Insurance Agency of
  Massachusetts, Inc.
Prudential Direct Insurance Agency of New
  Mexico, Inc.
Prudential Direct Insurance Agency of Ohio, Inc.
Prudential Direct Insurance Agency of Wyoming, Inc.
Prudential Direct, Inc.
Prudential Diversified Funds
Prudential Equity Fund, Inc.
Prudential Equity Investors, Inc.
Prudential Europe Growth Fund, Inc.
Prudential General Agency of Ohio, Inc.
Prudential General Insurance Agency of Florida, Inc.
Prudential General Insurance Agency of
  Kentucky, Inc.
Prudential General Insurance Agency of
  Massachusetts, Inc.
Prudential General Insurance Agency of
  Mississippi, Inc.
Prudential General Insurance Agency of Nevada, Inc.
Prudential General Insurance Agency of New
  Mexico, Inc.
Prudential General Insurance Agency of Texas, Inc.
Prudential General Insurance Agency of
  Wyoming, Inc.
Prudential General Insurance Company
Prudential General Insurance Company of
  New Jersey, The
Prudential Global Total Return Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Index Series Fund
Prudential Institutional Liquidity Portfolio, Inc.
Prudential Insurance Brokerage, Inc.
Prudential International Bond Fund, Inc.
Prudential Investment Management Services LLC
Prudential Investment Portfolios, Inc., The
Prudential Investments Fund Management LLC
Prudential MoneyMart Assets, Inc.
Prudential Municipal Bond Fund
Prudential Municipal Series Fund
Prudential National Municipal Funds, Inc.
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential Property and Casualty Insurance Company
  of New Jersey, The
Prudential Property and Casualty New Jersey Insur-
  ance Brokerage, Inc., The
Prudential Real Estate Securities Fund
Prudential Savings Bank, F.S.B., The
Prudential Sector Funds, Inc.
Prudential Select Life Insurance Company of
  America
Prudential Series Fund, Inc.. The
Prudential Short-Term Corporate Bond Fund, Inc.
Prudential Small Company Fund, Inc.
Prudential Special Money Market Fund, Inc.
Prudential Tax-Free Money Fund, Inc.
Prudential Tax-Managed Funds
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential Total Return Bond Fund, Inc.
Prudential Trust Company
Prudential U.S. Emerging Growth Fund, Inc.
Prudential Value Fund
Prudential World Fund, Inc.
Pruco Life Insurance Company
Pruco Life Insurance Company of New Jersey
Pruco Securities Corporation
Asia Pacific Fund, Inc., The
Bache Insurance Agency Incorporated
Bache Insurance Agency of Alabama, Inc.
Bache Insurance Agency of Oklahoma, Inc.
Bache Insurance Agency of Texas, Inc.
Cash Accumulation Trust
COMMAND Government Fund
COMMAND Money Fund
COMMAND Tax-Free Fund
Duff & Phelps Utilities Tax-Free Income Fund, Inc.
First Financial Fund, Inc.
Global Utility Fund, Inc.
High Yield Income Fund, Inc., The
High Yield Plus Fund, Inc., The
Hochman & Baker Investment Advisory Services
Hochman & Baker Securities
Hochman & Baker, Inc.
Jennison Associates LLC
Merastar Insurance Company
Nicholas-Applegate Fund, Inc.
Quick Sure Auto Agency
Strategic Partners Series
Target Funds
Target Portfolio Trust, The
Titan Auto Agency, Inc.
Titan Auto Insurance
Titan Auto Insurance of Arizona, Inc.
Titan Auto Insurance of New Mexico
Titan Auto Insurance of Pennsylvania
Titan Auto Insurance, Inc.
Titan Indemnity Company
Titan Insurance Company
Titan Insurance Services, Inc.
Titan National Auto Call Center, Inc.
Victoria Automobile Insurance Company
Victoria Fire & Casualty Company
Victoria Insurance Agency, Inc.
Victoria National Insurance Company
Victoria Select Insurance Company
Victoria Specialty Insurance Company
W.I. of Florida, Inc.
WHI of New York, Inc.
Whitehall Insurance Agency of Texas, Inc.
Whitehall of Indiana, Inc.

In this notice, the phrase "third party" refers to any organization that is not a Prudential affiliate.

The words "you" and "customer," as used in this notice, mean any individual who obtains or has obtained a financial product or service from a Prudential affiliate that is to be used primarily for personal, family, or household purposes.

We will process your request as quickly as possible. In some cases, 6 to 8 weeks may be required for your request(s) to become effective. Prudential will continue to provide you with important information about your existing accounts, including inserts enclosed with your account statements and other notices regarding the Prudential products that you own. You may also receive communications from your Prudential Professional or from independently owned and operated franchisees of The Prudential Real Estate Affiliates, Inc.

If any of your information changes, please let us know so that we can update your records and continue to serve you as you have requested.

                             NOT PART OF PROSPECTUS

WE WANT TO KNOW YOUR PREFERENCE

If you do not want us to share the previously described information with Prudential businesses or non-Prudential businesses, to inform you of other products or services we believe may be of interest to you, complete item #1. In addition, if you do not want to receive communications regarding other products or services by mail or phone, complete item #2.

1. [ ] Do not share my information to inform me of other products or services.

2. Please remove my name from Prudential's corporate marketing lists for receiving information:

   [ ] by U.S. mail      [ ] by telephone

TO ENABLE US TO PROCESS YOUR REQUEST, PLEASE PROVIDE YOUR ACCOUNT/POLICY NUMBER EXACTLY AS IT APPEARS ON YOUR STATEMENT:

-------------------------------------------------
 Account/Policy Number (required for processing)

PLEASE PRINT YOUR NAME AND ADDRESS EXACTLY AS IT APPEARS ON YOUR STATEMENT:

----------------------------------      NAMES OF JOINT OWNERS
 Last Name

----------------------------------      ----------------------------------------
 First Name                               Last Name

----------------------------------      ----------------------------------------
 Address (Line 1)                         First Name

----------------------------------      ----------------------------------------
 Address (Line 2)                         Address (Line 1)

----------------------------------      ----------------------------------------
 City                                     Address (Line 2)

----------------------------------      ----------------------------------------
 State                   ZIP Code         City

----------------------------------      ----------------------------------------
 (Area Code) Phone Number                 State                        ZIP Code


MAIL TO:
PRUDENTIAL -- CUSTOMER PRIVACY          ----------------------------------------
P.O. BOX 4600                             Last Name
TRENTON, NEW JERSEY 08650
                                        ----------------------------------------
                                          First Name

                                        ----------------------------------------
                                          Address (Line 1)

                                        ----------------------------------------
                                          Address (Line 2)

                                        ----------------------------------------
                                          City

                                        ----------------------------------------
                                          State ZIP Code

IF THERE ARE JOINT OWNERS TO WHICH THIS REQUEST WILL APPLY PLEASE PROVIDE THEIR INFORMATION ON THE BACK OF THIS FORM.

[GRAPHIC] 0001               NOT PART OF PROSPECTUS

                 [This page has been left blank intentionally.]




40  Prudential Jennison International Growth Fund       [GRAPHIC] (800) 225-1852

                 [This page has been left blank intentionally.]

FOR MORE INFORMATION
--------------------------------------------------------------------------------

Please read this prospectus before you invest in the Series and keep it for future reference. For information or shareholder questions contact

PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O. BOX 8098
PHILADELPHIA, PA 19101
(800) 225-1852
(732) 482-7555
(Calling from outside the U.S.)

--------------------------------------------------------------------------------
Outside Brokers Should Contact

PRUDENTIAL MUTUAL FUND
 SERVICES LLC
P.O. BOX 8310
PHILADELPHIA, PA 19101
(800) 778-8769

--------------------------------------------------------------------------------
Visit Prudential's website at

HTTP://WWW.PRUDENTIAL.COM

--------------------------------------------------------------------------------
Additional information about the Series can be obtained without charge and can be found in the following documents

STATEMENT OF ADDITIONAL INFORMATION (SAI)

(incorporated by reference into this prospectus)

ANNUAL REPORT

(contains a discussion of the market conditions and investment strategies that significantly affect the Series' performance)

SEMI-ANNUAL REPORT

--------------------------------------------------------------------------------

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows

BY MAIL

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

BY ELECTRONIC REQUEST

publicinfo@sec.gov
(The SEC charges a fee to copy documents)

IN PERSON

Public Reference Room in Washington, DC
(For hours of operation, call 1-202-942-8090)

VIA THE INTERNET

on the EDGAR Database at
http://www.sec.gov

--------------------------------------------------------------------------------

                                  NASDAQ
CUSIP Numbers                     SYMBOLS

Class A Shares -- 743969-10-7

Class B Shares -- 743969-80-6

Class C Shares -- 743969-30-5

Class Z Shares -- 743969-40-4


Investment Company Act File No.

811-3981

MF190A
[LOGO] Printed on Recycled Paper

--------------------------------------------------------------------------------

                          PRUDENTIAL WORLD FUND, INC.
                          PRUDENTIAL GLOBAL GROWTH FUND
                       PRUDENTIAL INTERNATIONAL VALUE FUND

                  PRUDENTIAL JENNISON INTERNATIONAL GROWTH FUND

                       Statement of Additional Information
                               February ___, 2001

     Prudential World Fund, Inc. (the Fund) is an open-end, diversified management investment company presently consisting of three series: Prudential Jennison International Growth Fund (whose shares are not currently available for purchase), Prudential Global Growth Fund and Prudential International Value Fund.

     PRUDENTIAL GLOBAL GROWTH FUND'S (GLOBAL GROWTH SERIES) INVESTMENT OBJECTIVE IS TO SEEK LONG-TERM GROWTH OF CAPITAL. INCOME IS A SECONDARY OBJECTIVE. Global Growth Series will seek to achieve its objective through investment in a diversified portfolio of securities which will consist of marketable securities of U.S. and non-U.S. issuers. Global Growth Series may invest in all types of equity-related securities and debt obligations, including money market instruments, of foreign and domestic companies and governments, governmental agencies and international organizations. There can be no assurance that Global Growth Series' investment objective will be achieved. See "Description of the Series, their Investments and Risks."



     PRUDENTIAL INTERNATIONAL VALUE FUND'S (INTERNATIONAL VALUE SERIES) AND PRUDENTIAL JENNISON INTERNATIONAL GROWTH FUND'S (INTERNATIONAL GROWTH SERIES) INVESTMENT OBJECTIVE IS TO ACHIEVE LONG-TERM GROWTH OF CAPITAL THROUGH INVESTMENT IN EQUITY SECURITIES OF FOREIGN ISSUERS. International Value Series will seek to achieve its objective primarily through investment in a diversified portfolio of securities which will consist of equity-related securities of foreign issuers. International Value Series will, under normal circumstances, invest at least 65% of the value of its total assets in common stock and preferred stock of issuers located in at least three foreign countries. International Value Series may invest up to 35% of its total assets in (i) other equity-related securities of foreign issuers; (ii) common stock, preferred stock, and other equity-related securities of U.S. issuers; (iii) investment grade debt securities of domestic and foreign corporations, governments, governmental entities, and supranational entities; and (iv) high-quality domestic money market instruments and short-term fixed income securities. There can be no assurance that International Value Series' investment objective will be achieved. See "Description of the Series, their Investments and Risks."



     The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.



     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's Prospectus, dated February , 2001, a copy of which may be obtained from the Fund at the address noted above.



                                TABLE OF CONTENTS



                                                                           PAGE
                                                                           ----

Fund History ..............................................................B-2
Description of the Series, Their Investments and Risks ....................B-2
Investment Restrictions ...................................................B-18
Management of the Fund ....................................................B-19
Control Persons and Principal Holders of Securities .......................B-22
Investment Advisory and Other Services ....................................B-22
Brokerage Allocation and Other Practices ..................................B-28
Capital Stock and Organization ............................................B-29
Purchase, Redemption and Pricing of Series Shares .........................B-30
Shareholder Investment Account ............................................B-39
Net Asset Value ...........................................................B-43
Taxes, Dividends and Distributions ........................................B-44
Performance Information ...................................................B-47
Financial Statements of Prudential Global Growth Fund .....................
Report of Independent Accountants for Prudential Global Growth Fund .......
Financial Statements of Prudential International Value Fund ...............
Report of Independent Accountants for Prudential International Value Fund
Appendix I--Description of Security Ratings ...............................I-1
Appendix II--General Investment Information ...............................II-1
Appendix III--Historical Performance Data .................................III-1


================================================================================

                                  FUND HISTORY

     The Fund was organized under the laws of Maryland on September 28, 1994 as a corporation.

             DESCRIPTION OF THE SERIES, THEIR INVESTMENTS AND RISKS

     (a) CLASSIFICATION. The Fund is a diversified open-end management investment company.

     (b) INVESTMENT STRATEGIES AND RISKS

     GLOBAL GROWTH SERIES: The investment objective of the Global Growth Series is to seek long-term growth of capital, with income as a secondary objective. Global Growth Series will seek to achieve this objective through investment in a diversified portfolio of securities which consist of marketable securities of U.S. and non-U.S. issuers. Global Growth Series may invest in all types of equity-related securities, including common stock, preferred stock, rights, warrants and debt securities or preferred stock which are convertible or exchangeable for common stock or preferred stock and master limited partnerships, bonds and other debt obligations, including money market instruments, of foreign and domestic companies and governments, governmental agencies and international organizations. Global Growth Series has no fixed policy with respect to portfolio turnover; however, it is anticipated that Global Growth Series' annual portfolio turnover rate will not normally exceed 100%, though Global Growth Series is not restricted from investing in short-term obligations. There can be no assurance that Global Growth Series' investment objective will be achieved. For a further description of the Global Growth Series' investment objective and policies, see "How the Fund Invests--Investment Objective and Policies" in the Global Growth Series' Prospectus.



     INTERNATIONAL VALUE SERIES: The investment objective of International Value Series is to seek long-term growth of capital through investment in equity securities of foreign issuers. International Value Series will seek to achieve this objective primarily through investment in a diversified portfolio of securities which will consist of equity securities of foreign issuers. International Value Series will, under normal circumstances, invest at least 65% of the value of its total assets in common stock and preferred stock of issuers located in at least three foreign countries. International Value Series may invest up to 35% of its total assets in (i) other equity-related securities of foreign issuers; (ii) common stock, preferred stock, and other equity-related securities of U.S. issuers; (iii) investment grade debt securities of domestic and foreign corporations, governments, governmental entities, and supranational entities; and (iv) high-quality domestic money market instruments and short-term fixed income securities. Although International Value Series does not purchase securities with a view to rapid turnover, there are no limitations on the length of time that securities must be held by International Value Series and International Value Series' annual portfolio turnover rate may vary significantly from year to year. A higher portfolio turnover rate may involve correspondingly greater transaction costs, which would be borne directly by International Value Series, as well as additional realized gains and/or losses to shareholders. There can be no assurance that International Value Series' investment objective will be achieved. For a further description of International Value Series' investment objective and policies, see "How the Fund Invests--Investment Objective and Policies" in the International Value Series' Prospectus.





     INTERNATIONAL GROWTH SERIES: The investment objective of the International Growth Series is to seek long-term growth of capital. The International Growth Series will seek to achieve this objective primarily through investment in a diversified portfolio of securities which will consist of equity securities of foreign issuers. The International Growth Series will, under normal circumstances, invest at least 65% of the value of its total assets in common stock and preferred stock of issuers located in at least five foreign countries. The International Growth Series will focus its investment in approximately 60 companies that demonstrate the growth characteristics described in the International Growth Series prospectus. The International Growth Series may invest up to 35% of its total assets in (i) other equity-related securities of foreign issuers; (ii) common stock, preferred stock, and other equity-related securities of U.S. issuers; (iii) investment grade debt securities of domestic and foreign corporations, governments, governmental entities, and supranational entities; and (iv) high-quality domestic money market instruments and short-term fixed income securities. The International Growth Series may invest up to 30% of its total assets in emerging markets securities. Although the International Growth Series does not purchase securities with a view to rapid turnover, there are no limitations on the length of time that securities must be held by the International Growth Series and the International Growth Series' annual portfolio turnover rate may vary significantly from year to year. A higher portfolio turnover rate may involve correspondingly greater transaction costs, which would be borne directly by the International Growth Series, as well as additional realized gains and/or losses to shareholders. There can be no assurance that the International Growth Series' investment objective will be achieved. For a further description of the International Growth Series' investment objective and policies, see "How the Fund Invests--Investment Objective and Policies" in the International Growth Series' Prospectus.



EQUITY-RELATED SECURITIES

     Each Series may invest in equity-related securities. Equity-related securities include common stock, preferred stock, rights, warrants and also debt securities or preferred stock which are convertible into or exchangeable for common stock or preferred stock and master limited partnerships, among others.

     With respect to equity-related securities, each Series may purchase American Depositary Receipts (ADRs). ADRs are U.S. dollar-denominated certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and traded on a United States exchange or in an over-the-counter market. Generally, ADRs are in registered form. There are no fees imposed on the purchase or sale of ADRs when purchased from the issuing bank or trust company in the initial underwriting, although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs into the underlying securities. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are registered domestically, easily transferable, and for which market quotations are readily available; and (ii) issuers whose securities are represented by ADRs are usually subject to auditing, accounting, and financial reporting standards comparable to those of domestic issuers.

RISK FACTORS AND SPECIAL CONSIDERATION OF INVESTING IN EURO-DENOMINATED
SECURITIES

     Effective January 1, 1999, 11 of the 15 member states of the European Union introduced the "euro" as a common currency. During a three year transitional period, the euro will coexist as legal tender with each member state's national currency. By July 1, 2002, the euro is expected to become the sole legal tender of the member states. During the transition period, the Series will treat the euro as a separate currency from the national currency of any member state.

     The adoption by the member states of the euro will eliminate the substantial currency risk among member states and will likely affect the investment process and considerations of the Series' investment adviser. To the extent the Series holds non-U.S. dollar-denominated securities, including those denominated in the euro, the Series will still be subject to currency risk due to fluctuations in those currencies as compared to the U.S. dollar.

     The medium to long-term impact of the introduction of the euro in member states cannot be determined with certainty at this time. In addition to the effects described above, it is likely that more general long-term ramifications can be expected, such as changes in economic environment and changes in behavior of investors, all of which will impact the Fund's investments.



U.S. GOVERNMENT SECURITIES



     Securities issued or guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities in which each Series may invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Farmers' Home Administration, Export-Import Bank of the U.S. Small Business Administration, Government National Mortgage Association (GNMA), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (FHLMC), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association (FNMA), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association and Resolution Trust Corporation. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. Because the U.S. government is not obligated by law to provide support to an instrumentality that it sponsors, each Series will invest in obligations issued by an instrumentality of the U.S. government only if the that Series' Subadviser determines that the instrumentality's credit risk does not render its securities unsuitable for investment by the that Series. For further information, see "Mortgage-Related Securities" below.



REPURCHASE AGREEMENTS

     Each Series may enter into repurchase agreements, whereby the seller of a security agrees to repurchase that security from such Series at a mutually agreed upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time such Series' money is invested in the security.

     Each Series will only enter into repurchase agreements with banks and securities dealers which meet the creditworthiness standards established by the Board of Directors (Qualified Institutions). The relevant Subadviser will monitor the continued creditworthiness of Qualified Institutions, subject to the oversight of the Manager and the Board of Directors. These agreements permit a Series to keep all its assets earning interest while retaining "overnight" flexibility to pursue investments of a longer-term nature.

     The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, a Series will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, a Series' ability to dispose of the underlying securities may be restricted. Finally, it is possible that a Series may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreements entered into by each Series will be held by the Custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the counterparty fails to repurchase the securities, a Series may suffer a loss to the extent proceeds from the sale of the underlying collateral are less than the repurchase price. Each Series may participate in a joint repurchase account managed by Prudential Investments Fund Management LLC pursuant to an order of the Commission.

FIXED INCOME SECURITIES

     In general, the ratings of Moody's Investors Service, Inc. (Moody's), Standard & Poor's Ratings Services (S&P Ratings), Duff and Phelps, Inc. (Duff & Phelps) and other nationally recognized statistical rating organizations (NRSROs) represent the opinions of those organizations as to the quality of debt obligations that they rate. These ratings are relative and subjective, are not absolute standards of quality and do not evaluate the market risk of securities. These ratings will be among the initial criteria used for the selection of portfolio securities. Among the factors that the rating agencies consider are the long-term ability of the issuer to pay principal and interest and general economic trends.

     Subsequent to its purchase by a Series, an issue of debt obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by the Series. Neither event will require the sale of the debt obligation by a Series, but such Series' Subadviser will consider the event in its determination of whether such Series should continue to hold the obligation. In addition, to the extent that the ratings change as a result of changes in rating organizations or their rating systems or owing to a corporate restructuring of Moody's, S&P Ratings, Duff & Phelps or another NRSRO, a Series will attempt to use comparable ratings as standards for its investments in accordance with its investment objectives and policies. The Appendix to this Statement of Additional Information contains further information concerning the ratings of Moody's, S&P Ratings and Duff & Phelps and their significance.

     Each Series may invest, to a limited extent, in debt securities rated in the lowest category of investment grade debt (i.e., Baa by Moody's or BBB by S&P Ratings). These securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

     Non-investment grade fixed income securities are rated lower than Baa/BBB (or the equivalent rating or, if not rated, determined by the Subadviser to be of comparable quality to securities so rated) and are commonly referred to as high risk or high yield securities or "junk" bonds. High yield securities are generally riskier than higher quality securities and are subject to more credit risk, including risk of default, and the prices of such securities are more volatile than higher quality securities. Such securities may be less liquid than higher quality securities. International Value Series is not authorized to invest in excess of 5% of its net assets in non-investment grade fixed income securities. Global Growth Series will invest only in investment grade fixed income securities.

     The markets in which medium and lower-rated securities (or unrated securities that are equivalent to medium and lower-rated securities) are traded are generally more limited than those in which higher-rated securities are traded. The existence of limited markets may make it more difficult for International Value Series to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of debt securities for International Value Series to purchase and may also have the effect of limiting the ability of International Value Series to sell debt securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.



     Lower-rated fixed income securities present risks based on payment expectations. If an issuer calls the obligation for redemption, International Value Series may have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Also, the principal value of fixed income securities moves inversely with movements in interest rates. In the event of rising interest rates, the value of the securities held by International Value Series may decline proportionately more than if the International Value Series consisted of higher-rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently. If International Value Series experiences unexpected net redemptions, it may be forced to sell its higher-rated bonds, resulting in a decline in the overall credit quality of the securities held by International Value Series and increasing the exposure of International Value Series to the risks of lower-rated securities.



WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

     Each Series may purchase securities on a when-issued or delayed-delivery basis. When-issued or delayed-delivery transactions arise when securities are purchased or sold by a Series with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to such Series at the time of entering into the transaction. The Custodian will maintain, in a segregated account of the Series, cash or other liquid assets, marked-to-market daily, having a value equal to or greater than the Series' purchase commitments. A Series will purchase when-issued or delayed securities for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by a Series may include securities purchased on a "when, as and if issued" basis under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring.

     Securities purchased on a when-issued or delayed delivery basis may expose a Series to risk because the securities may experience fluctuations in value prior to their actual delivery. A Series does not accrue income with respect to a when-issued or delayed-delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed delivery basis may involve the additional risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself.

FORWARD ROLLS, DOLLAR ROLLS AND REVERSE REPURCHASE AGREEMENTS



     International Value Series may commit up to 20%, and International Growth Series may commit up to 33 1/3%, of the value of its net assets to investment techniques such as dollar rolls, forward rolls and reverse repurchase agreements. A forward roll is a transaction in which either Series sells a security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to repurchase the same or similar security from the institution at a later date at an agreed-upon price. With respect to mortgage-related securities, such transactions are often called "dollar rolls." In dollar roll transactions, the mortgage-related securities that are repurchased will bear the same coupon rate as those sold, but generally will be collateralized by different pools or mortgages with different prepayment histories than those sold. During the roll period, the International Value Series forgoes principal and interest paid on the securities and is compensated by the difference between the current sales price and the forward price for the future purchase as well as by interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or equivalent security position which matures on or before the forward settlement date of the dollar roll transaction.

     Reverse repurchase agreements involve sales by either Series of portfolio securities to a financial institution concurrently with agreement by the Series to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Series continues to receive principal and interest payments on these securities.

     Reverse repurchase agreements, forward rolls and dollar rolls involve the risk that the market value of the securities purchased by the Series with the proceeds of the initial sale may decline below the price of the securities the Series has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement, forward roll or dollar roll files for bankruptcy or becomes insolvent, the Series' use of the proceeds from the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Series' obligations to repurchase the securities. The staff of the SEC has taken the position that reverse repurchase agreements, forward rolls and dollar rolls are to be treated as borrowings for purposes of the percentage limitations discussed in the section entitled "Borrowing" below. The International Value Series and the International Growth Series expect that under normal conditions, most of the borrowings of the International Value Series and the International Growth Series will consist of such investment techniques rather than bank borrowings.



MORTGAGE-RELATED SECURITIES

     Mortgage-backed securities may be classified as private, governmental or government related, depending on the issuer or guarantor. Private mortgage-backed securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage-backed securities are backed by the full faith and credit of the United States. GNMA, the principal U.S. guarantor of such securities, is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA; this guarantee is not backed by the full faith and credit of the U.S. Government. FHLMC is a corporate instrumentality of the United States, the stock of which is owned by the Federal Home Loan Banks. Participation certificates representing interests in mortgages from FHLMC's national portfolio are guaranteed as to the timely payment of interest and ultimate, but generally not timely, collection of principal by FHLMC. The obligations of FHLMC under its guarantee are obligations solely of FHLMC and are not backed by the full faith and credit of the U.S. Government.

     Each Series expects that private and governmental entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-backed securities are developed and offered to investors, each Series, consistent with its investment objective and policies, will consider making investments in those new types of securities.

     Each Series may also invest in pass-through securities backed by adjustable rate mortgages that have been issued by GNMA, FNMA and FHLMC or private issuers. These securities bear interest at a rate that is adjusted monthly, quarterly or annually. The prepayment experience of the mortgages underlying these securities may vary from that for fixed rate mortgages.

     The average maturity of pass-through pools of mortgage-related securities varies with the maturities of the underlying mortgage instruments. In addition, a pool's stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. Common practice is to assume that prepayments will result in an average life ranging from two to ten years for pools of fixed rate 30-year mortgages. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions.

     Because prepayments of principal generally occur when interest rates are declining, it is likely that a Series will have to reinvest the proceeds of prepayments at lower interest rates than those at which the assets were previously invested. If this occurs, a Series' yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed-income securities of comparable maturity, although these securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that a Series purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.



     Government stripped mortgage-related interest-only (IO) and principal only
(PO) securities are currently traded in an over-the-counter market maintained by several large investment banking firms. There can be no assurance that a Series will be able to effect a trade of IOs or POs at a time when it wishes to do so. A Series will acquire IOs and POs only if, in the opinion of the Series' Subadviser, a secondary market for the securities exists at the time of acquisition, or is subsequently expected. A Series will treat IOs and POs that are not U.S. Government securities as illiquid and will limit its investments in these securities, together with other illiquid investments, in order not to hold more than 5% in the case of Global Growth Series, and 15% in the case of International Value Series and International Growth Series, of its net assets in illiquid securities. With respect to IOs and POs that are issued by the U.S. Government, each Series' Subadviser, subject to the supervision of the Manager and the Board of Directors, may determine that such securities are liquid, if they determine the securities can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.



     Investing in IOs and POs involves the risks normally associated with investing in government and government agency mortgage-related securities. In addition, the yields on IOs and POs are extremely sensitive to the prepayment experience on the mortgage loans underlying the certificates collateralizing the securities. If a decline in the level of prevailing interest rates results in a rate of principal prepayments higher than anticipated, distributions of principal will be accelerated, thereby reducing the yield to maturity on IOs and increasing the yield to maturity on POs. Sufficiently high prepayment rates could result in a Series not fully recovering its initial investment in an IO.

     Mortgage-related securities may not be readily marketable. To the extent any of these securities are not readily marketable in the judgment of a Series' Subadviser, the investment restriction limiting such Series' investment in illiquid instruments will apply.

COLLATERALIZED MORTGAGE OBLIGATIONS

     Each Series also may invest in, among other things, parallel pay Collateralized Mortgage Obligations (CMOs) and Planned Amortization Class CMOs (PAC Bonds). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds always are parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

     In reliance on SEC rules and orders, the Series' investments in certain qualifying CMOs, including CMOs that have elected to be treated as Real Estate Mortgage Investment Conduits (REMICs), are not subject to the Investment Company Act of 1940, as amended (Investment Company Act), limitation on acquiring interests in other investment companies. In order to be able to rely on the SEC's interpretation, the CMOs and REMICs must be unmanaged, fixed-asset issuers that (i) invest primarily in mortgage-backed securities, (ii) do not issue redeemable securities, (iii) operate under general exemptive orders exempting them from all provisions of the Investment Company Act, and (iv) are not registered or regulated under the Investment Company Act as investment companies. To the extent that a Series selects CMOs or REMICs that do not meet the above requirements, the Series may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.

ASSET-BACKED SECURITIES

     The value of these securities may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution providing credit support enhancement for the pool.

SECURITIES LENDING

     Each Series will enter into securities lending transactions only with Qualified Institutions. A Series will comply with the following conditions whenever it lends securities: (i) such Series must receive at least 100% cash collateral or equivalent securities from the borrower; (ii) the value of the loan is "marked-to-market" on a daily basis; (iii) such Series must be able to terminate the loan at any time; (iv) such Series must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Series may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, such Series must terminate the loan and regain the right to vote the securities. A Series may pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities. In these transactions, there are risks of delay in recovery and in some cases even of loss of rights in the collateral should the borrower of the securities fail financially. Each Series may lend up to 30% of the value of its total assets.

SEGREGATED ACCOUNTS

     When the Fund is required to segregate assets in connection with certain hedging transactions, it will maintain cash or liquid securities in a segregated account with the Fund's Custodian. "Liquid assets" mean cash, U.S. Government securities, equity securities (including foreign securities), debt obligations or other liquid unencumbered assets, marked-to-market daily.

BORROWING


     The Global Growth Series and the International Value Series may borrow an amount equal to no more than 20%, and the International Growth Series 33 1/3%, of the value of their respective total assets to take advantage of investment opportunities, for temporary, extraordinary, or emergency purposes or for the clearance of transactions and may pledge up to 20% of the value of their total assets to secure such borrowings. A Series will only borrow when there is an expectation that it will benefit after taking into account considerations such as interest income and possible losses upon liquidation. Borrowing by a Series creates an opportunity for increased net income but, at the same time, creates risks, including the fact that leverage may exaggerate rate changes in the net asset value of such Series' shares and in the yield on the Series. No Series intends to borrow more than 5% of its total assets for investment purposes, although Global Growth Series and the International Value Series may borrow up to 20%, and the International Growth Series 33 1/3%, of the value of its total assets for temporary, extraordinary or emergency purposes and for the clearance of transactions. The International Growth Series will not purchase portfolio securities if borrowings exceed 5% of the International Growth Series total assets.


SECURITIES OF FOREIGN ISSUERS

     The value of a Series' foreign investments may be significantly affected by changes in currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar falls against such currency. In addition, the value of the Series' assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities and by currency restrictions and exchange control regulation.

     The economies of many of the countries in which a Series may invest are not as developed as the economy of the U.S. and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets, could also adversely affect the value of investments.

     Foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, in general, there is less publicly available information about foreign securities than is available about domestic securities. Many foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by a Series may be reduced by a withholding tax at the source which would reduce dividend income payable to shareholders.

     Brokerage commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S. are likely to be higher. The securities markets in many of the countries in which a Series may invest will have substantially less trading volume than the principal U.S. markets. As a result, the securities of some companies in these countries may be less liquid and more volatile than comparable U.S. securities. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers, which may make it difficult to enforce contractual obligations.



EMERGING MARKETS SECURITIES

     Up to 30% of the International Growth Series' total assets may be invested in emerging markets securities. The risks of investing in foreign securities are heightened for emerging markets securities. Moreover, emerging markets securities present additional risks which should be considered carefully by an investor in the International Growth Series. Investing in emerging markets securities involves exposure to economies that are less diverse and mature, and political and legal systems which are less stable, than those of developed markets. In addition, investment decisions by international investors, such as the International Growth Series, particularly concurrent buying or selling programs, have a greater effect on securities prices and currency values than in more developed markets. As a result, emerging markets securities have historically been, and may continue to be, subject to greater volatility and share price declines than securities issued by U.S. corporations or companies in other markets that are considered developed.

     Many emerging markets have also experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative impact on securities prices.



LIQUIDITY PUTS



     International Value Series and International Growth Series may purchase instruments together with the right to resell the instruments at an agreed-upon price or yield, within a specified period prior to the maturity date of the instruments. This instrument is commonly known as a "put bond" or a "tender option bond."

     Consistent with both Series' investment objective, both Series may purchase a put so that it will be fully invested in securities while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions and to purchase at a later date securities other than those subject to the put. Both Series will generally exercise the puts or tender options on their expiration date when the exercise price is higher than the current market price for the related fixed income security. Puts or tender options may be exercised prior to the expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of both Series' shares and from recent sales of portfolio securities are insufficient to meet such obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to the expiration date in the event the Subadvisor for either Series revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts or tender options prior to their expiration date and in selecting which puts or tender options to exercise in such circumstances, each Series' Subadviser considers, among other things, the amount of cash available to the Series, the expiration dates of the available puts or tender options, any future commitments for securities purchases, the yield, quality and maturity dates of the underlying securities, alternative investment opportunities and the desirability of retaining the underlying securities in the Series.



     These instruments are not deemed to be "put options" for purposes of either Series' investment restrictions.

ILLIQUID SECURITIES



     International Growth Series, Global Growth Series and International Value Series may each hold up to 15% of its net assets in illiquid securities. If a Series were to exceed this limit, the investment adviser or Subadviser would take prompt action to reduce such Series' holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. Illiquid securities include repurchase agreements which have a maturity of longer than seven days and securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days.



     Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.

     Restricted securities eligible for resale pursuant to Rule 144A and commercial paper for which there is a readily available market are not considered illiquid for purposes of this limitation under procedures established by the Board of Directors. The Subadvisers will monitor the liquidity of such restricted securities, subject to the supervision of the Manager and the Board of Directors. In reaching liquidity decisions, Subadvisers will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the relevant Subadviser, and (ii) it must not be "traded flat" (i.e., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

     The staff of the SEC has taken the position that purchased over-the-counter options and assets used as "cover" for written over-the-counter options are illiquid securities unless the Series and the counterparty have provided for the Series, at the Series' election, to unwind the over-the-counter option. The exercise of such an option ordinarily would involve the payment by the Series of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Series to treat the assets used as "cover" as "liquid."



JOINT TRADING ACCOUNTS

     The International Growth Series intends to participate in one or more joint trading accounts whereby the International Growth Series, along with other investment companies managed by Prudential Investments Fund Management LLC, will jointly engage in repurchase agreements and jointly purchase money market instruments and short-term investment securities. The ability of the International Growth Series to participate in these joint trading accounts will be conditioned upon requirements imposed by an order received from the Securities and Exchange Commission, as may be amended from time to time.



HEDGING AND RETURN ENHANCEMENT STRATEGIES


OPTIONS ON SECURITIES AND SECURITIES INDICES

     Each Series may purchase and sell put and call options on any security in which it may invest or options on any securities index based on securities in which the Series may invest. Each Series is also authorized to enter into closing purchase and sale transactions in order to realize gains or minimize losses on options sold or purchased by the Series.

     A call option on equity securities gives the purchaser, in exchange for a premium paid, the right for a specified period of time to purchase the securities subject to the option at a specified price (the exercise price or strike price). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities to the purchaser upon receipt of the exercise price. When a Series writes a call option, the Series gives up the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open.

     A put option on equity securities gives the purchaser, in return for a premium, the right, for a specified period of time, to sell the securities subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities underlying the option at the exercise price. A Series as the writer of a put option might, therefore, be obligated to purchase underlying securities for more than their current market price.

     Each Series will write only "covered" options. A written option is covered if, as long as a Series is obligated under the option, it (i) owns an offsetting position in the underlying security or currency or (ii) maintains in a segregated account cash or liquid assets in an amount equal to or greater than its obligation under the option. Under the first circumstance, a Series' losses are limited because it owns the underlying security or currency; under the second circumstance, in the case of a written call option, a Series' losses are potentially unlimited.

     Options on securities indices are similar to options on equity securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. Rather than the right to take or make delivery of the securities at a specified price, an option on a securities index gives the holder the right, in return for a premium paid, to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of an index option, in return for the premium, is obligated to pay the amount of cash due upon exercise of the option.

     A Series may purchase and sell put and call options on securities indices for hedging against a decline in the value of the securities owned by such Series or against an increase in the market value of the type of securities in which such Series may invest. Securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

     Each Series may also purchase and write put and call options on equity and debt securities, on currencies and on stock indices in the over-the-counter market (OTC options). Unlike exchange-traded options, OTC options are contracts between a Series and its counterparty without the interposition of any clearing organization.

     A number of risk factors are associated with options transactions. There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, at any particular time. If a Series is unable to effect a closing purchase transaction with respect to covered options it has written, such Series will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Series is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and may incur transaction costs upon the purchase or sale of underlying securities. The ability to terminate over-the-counter
(OTC) option positions is more limited than the ability to terminate exchange-traded option positions because the Series would have to negotiate directly with a counterparty. In addition, with OTC options, there is a risk that the counterparty in such transactions will not fulfill its obligations.

     A Series pays brokerage commissions or spreads in connection with its options transactions, as well as for purchases and sales of underlying securities. The writing of options could result in significant increases in a Series' turnover rate. Global Growth Series will not write put options on indices.

     The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when a Series writes a call option on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The Series can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, a Series cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

     Even if a Series could assemble a securities portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Series, as the call writer, will not know that the call has been exercised until the next business day at the earliest. The time lag between exercise and notice of exercise poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been exercised, the index may have declined, with a corresponding decline in the value of its securities portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

     If a Series has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the relevant Series will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

     A Series will not purchase put options or call options if, after any such purchase, the aggregate premiums paid for such options would exceed 20% of such Series' net assets. The aggregate value of the obligations underlying put options will not exceed 25% of the relevant Series' net assets.

     Except as described below, the Global Growth Series will write call options on indices only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When the Global Growth Series writes a call option on a broadly-based stock market index, the Global Growth Series will segregate or put into escrow with its Custodian, or pledge to a broker as collateral for the option, cash, U.S. Government securities, liquid high-grade debt securities or a portfolio of stocks substantially replicating the movement of the index, in the judgment of the Global Growth Series' investment adviser, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

     If the Global Growth Series has written an option on an industry or market segment index, it will segregate or put into escrow with its Custodian, or pledge to a broker as collateral for the option, at least ten "qualified securities," which are securities of an issuer in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such securities will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the Global Growth Series' holdings in that industry or market segment. No individual security will represent more than 25% of the amount so segregated, pledged or escrowed. If at the close of business on any day the market value of such qualified securities so segregated, escrowed or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Global Growth Series will so segregate, escrow or pledge an amount in cash, Treasury bills or other high-grade short-term obligations equal in value to the difference. In addition, when the Global Growth Series writes a call on an index which is in-the-money at the time the call is written, the Global Growth Series will segregate with its Custodian or pledge to the broker as collateral cash, short-term U.S. Government securities or other high-grade, short-term debt obligations equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Global Growth Series' obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a national securities exchange or listed on the National Association of Securities Dealers Automated Quotation System against which the Global Growth Series has not written a stock call option and which has not been hedged by the Global Growth Series by the sale of stock index futures. However, if the Global Growth Series holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Global Growth Series in cash, Treasury bills or other high-grade, short-term obligations in a segregated account with its Custodian, it will not be subject to the requirements described in this paragraph.

     OPTIONS TRANSACTIONS. A Series would normally purchase call options to attempt to hedge against an increase in the market value of the type of securities in which the Series may invest. A Series would ordinarily realize a gain if, during the options period, the value of such securities exceeds the sum of the exercise price, the premium paid and transaction costs; otherwise, the Series would realize a loss on the purchase of the call option. A Series may also write a put option, which can serve as a limited long hedge because increases in value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the option will be exercised, and the Series will be obligated to buy the security at more than its market value.

     A Series would normally purchase put options to hedge against a decline in the market value of securities in its portfolio (protective puts). Gains and losses on the purchase of protective puts would tend to be offset by countervailing changes in the value of underlying Series' securities. A Series would ordinarily realize a gain if, during the option period, the value of the underlying securities decreases below the exercise price sufficiently to cover the premium and transaction costs; otherwise, a Series would realize a loss on the purchase of the put option. A Series may also write a call option, which can serve as a limited short hedge because decreases in value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Series will be obligated to sell the security at less than its market value.

     RISKS OF TRANSACTIONS IN STOCK OPTIONS. Writing of options involves the risk that there will be no market in which to effect a closing transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although a Series will generally write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. If a Series as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

     RISKS OF OPTIONS ON INDICES. A Series' purchase and sale of options on indices will be subject to risks described above under "Risks of Transactions in Stock Options." In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options.

     Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Series will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally or in an industry or market segment rather than movements in the price of a particular stock. Accordingly, successful use by a Series of options on indices would be subject to a Subadviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

     Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, a Series would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to such Series. It is each Series' policy to purchase or write options only on indices which include a number of stocks sufficient to minimize the likelihood of a trading halt in the index.

     Trading in index options commenced in April 1983 with the S&P 100 option (formerly called the CBOE 100). Since that time a number of additional index option contracts have been introduced including options on industry indices. Although the markets for certain index option contracts have developed rapidly, the markets for other index options are still relatively illiquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. A Series will not purchase or sell any index option contract unless and until, in the relevant Subadviser's opinion, the market for such options has developed sufficiently that the risk in connection with such transactions is no greater than the risk in connection with options on stocks.

     SPECIAL RISKS OF WRITING CALLS ON INDICES. Because exercises of index options are settled in cash, a call writer, such as a Series, cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities.Global Growth Series will write call options on indices only under the circumstances described under "Options on Securities and Securities Indices."

     Price movements in a Series' portfolio probably will not correlate precisely with movements in the level of the index and, therefore, a Series bears the risk that the price of the securities held by the Series may not increase as much as the index. In such event, a Series would bear a loss on the call which is not completely offset by movements in the price of the its portfolio. It is also possible that the index may rise when a Series' portfolio of stocks does not rise. If this occurred, the relevant Series would experience a loss on the call which is not offset by an increase in the value of its portfolio and might also experience a loss in its portfolio. However, because the value of a diversified portfolio will, over time, tend to move in the same direction as the market, movements in the value of the Series' portfolio in the opposite direction as the market would be likely to occur for only a short period or to a small degree.



     Unless a Series has other liquid assets which are sufficient to satisfy the exercise of a call, it would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if such Series fails to anticipate an exercise, it may have to borrow (in amounts not exceeding 20% for Global Growth Fund and International Value Fund and 33 1\3% for International Growth Fund of such Series' total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.



     When a Series has written a call on an index, there is also a risk that the market may decline between the time such Series has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time such Series is able to sell securities in its portfolio to generate cash to settle the exercise. As with stock options, a Series will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where a Series would be able to deliver the underlying securities in settlement, such Series may have to sell part of its stock portfolio in order to make settlement in cash, and the price of such stocks might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call which a Series has written is "covered" by an index call held by such Series with the same strike price, such Series will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Series exercises the call it holds or the time such Series sells the call which in either case would occur no earlier than the day following the day the exercise notice was filed.

     SPECIAL RISKS OF PURCHASING PUTS AND CALLS ON INDICES. If a Series holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, such Series will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiple) to the assigned writer. Although such Series may be able to minimize this risk by withholding exercise instructions until just before the daily cut off time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cut off times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced. Global Growth Series will not write put options on indices.

     SPECIAL RISKS OF PURCHASING OTC OPTIONS. When a Series writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into an offsetting purchase transaction with the dealer or counterparty with which the relevant Series originally wrote the OTC option. Any such cancellation, if agreed to, may require the relevant Series to pay a premium to the counterparty. While a Series will enter into OTC options only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with such Series, there can be no assurance that such Series will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until a Series is able to effect an offsetting purchase transaction with respect to a covered OTC call option that such Series has written, it will not be able to liquidate securities held as cover until the option expires or is exercised or different cover is substituted. Alternatively, a Series could write an OTC call option to, in effect, close an existing OTC call option or write an OTC put option to close its position on an OTC put option. However, the Series would remain exposed to each counterparty's credit risk on the put or call until such option is exercised or expires. There is no guarantee that a Series will be able to write put or call options, as the case may be, that would effectively close an existing position. In the event of default or insolvency of the counterparty, a Series may be unable to liquidate an OTC option.

     In entering into OTC options, a Series will be exposed to the risk that the counterparty will default on, or be unable to fulfill, due to bankruptcy or otherwise, its obligation under the option. In such event, a Series may lose the benefit of the transaction. The value of an OTC option to a Series is dependent upon the financial viability of the counterparty. If a Series decides to enter into transactions in OTC options, the relevant Subadviser will take into account the credit quality of counterparties in order to limit the risk of default by the counterparty.

     STOCK INDEX FUTURES. Global Growth Series may purchase and sell stock index futures which are traded on a commodities exchange or board of trade for certain hedging and risk management purposes in accordance with regulations of the Commodity Futures Trading Commission. A stock index futures contract is an agreement in which one party agrees to deliver to another an amount of cash equal to a specific dollar amount times the difference between a specific stock index at the close of the last trading day of the contract and such index at the time the agreement is made. No physical delivery of the underlying stocks in the index is made.

     The successful use of stock index futures contracts and options on indices by the Global Growth Series depends upon its ability to predict the direction of the market underlying the index and is subject to various additional risks. The correlation between movements in the price of the stock index future and the price of the securities being hedged is imperfect and there is a risk that the value of the securities being hedged may increase or decrease at a greater rate than the related futures contract, resulting in losses to Global Growth Series. Certain futures exchanges or boards of trade have established daily limits on the amount that the price of a futures contract or related options may vary, either up or down, from the previous day's settlement price. These daily limits may restrict the Global Growth Series' ability to purchase or sell certain futures contracts or related options on any particular day. In addition, if Global Growth Series purchases futures to hedge against market advances before it can invest in common stock in an advantageous manner and the market declines, Global Growth Series might create a loss on the futures contract. In addition, the ability of Global Growth Series to close out a futures position or an option depends on a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular futures contract or option at any particular time.

     Global Growth Series will engage in transactions in stock index futures contracts as a hedge against changes resulting from market conditions in the values of securities which are held in Global Growth Series' portfolio or which it intends to purchase. Global Growth Series will engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of Global Growth Series. The Global Growth Series may not purchase or sell stock index futures if, immediately thereafter, more than one-third of its net assets would be hedged and, in addition, except as described above in the case of a call written and held on the same index, will write call options on indices or sell stock index futures only if the amount resulting from the multiplication of the then current level of the index (or indices) upon which the option or future contract(s) is based, the applicable multiplier(s), and the number of futures or options contracts which would be outstanding, would not exceed one-third of the value of Global Growth Series' net assets. Global Growth Series also may not purchase or sell stock index futures for risk management purposes if, immediately thereafter, the sum of the amount of margin deposits on Global Growth Series' existing futures positions and premiums paid for such options would exceed 5% of the liquidation value of the Global Growth Series' total assets after taking into account unrealized profits and unrealized losses on any such contracts, provided, however, that in the case of an option that is in-the-money, the in-the-money amount may be excluded in computing such 5%. The above restriction does not apply to the purchase and sale of stock index futures for bona fide hedging purposes. In instances involving the purchase of stock index futures contracts by the Global Growth Series, an amount of cash, short-term U.S. Government securities or other high-grade short-term debt obligations, equal to the market value of the futures contracts, may be deposited in a segregated account with the Fund's Custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

     Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act of 1940, as amended (the Investment Company Act), are exempt from the definition of "community pool operator," subject to compliance with certain conditions. The exemption is conditioned upon a requirement that all commodity futures or commodity options transactions constitute bona fide hedging transactions within the meaning of the CFTC's regulations. The Global Growth Series will use stock index futures and options on futures as described herein in a manner consistent with this requirement. The Global Growth Series may also enter into commodity futures or commodity options contracts for income enhancement and risk management purposes if the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of Global Growth Series' total assets.

FOREIGN CURRENCY FORWARD CONTRACTS, OPTIONS AND FUTURES TRANSACTIONS

     A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. There is no limitation on the value of forward contracts into which a Series may enter. However, a Series' transactions in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of a Series generally arising in connection with the purchase or sale of its securities and accruals of interest or dividends receivable and Series expenses. Position hedging is the sale of a foreign currency with respect to security positions denominated or quoted in that currency. A Series may not position hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of a forward contract) of securities, denominated or quoted in, or currently convertible into, such currency. A forward contract generally has no deposit requirements, and no commissions are charged for such trades.

     A Series may enter into a forward contract to hedge against risk in the following circumstances: (i) during the time period when such Series contracts for the purchase or sale of a security denominated in a foreign currency, or
(ii) when such Series anticipates the receipt of dividends or interest payments in a foreign currency with respect to a security it holds. By entering into a forward contract in exchange for the purchase or sale of the amount of foreign currency involved in the underlying transaction for a fixed amount of dollars, such Series will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. Additionally, when a Series' Subadviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, such Series may enter into a forward contract, for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the securities of a Series denominated in such foreign currency. Further, a Series may enter into a forward contract in one foreign currency, or basket of currencies, to hedge against the decline or increase in value in another foreign currency. Use of a forward contract in different currency or basket of currencies for hedging against market movements in another currency magnifies the risk that movements in the price of the forward contract will not correlate or will correlate unfavorably with the foreign currency being hedged.

     Forward currency contracts (i) are traded in an interbank market conducted directly between currency traders (typically commercial banks or other financial institutions) and their customers, (ii) generally have no deposit requirements and (iii) are typically consummated without payment of any commissions. Failure by a Series' counterparty to make or take delivery of the underlying currency at the maturity of a forward contract would result in a loss to such Series of any expected benefit of the transaction.

     As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that offsetting closing transactions generally require negotiating directly with the counterparty to the forward contract. Thus, there can be no assurance that a Series will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a Series might be unable to close out a forward currency contract at any time prior to maturity. In either event, such Series would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities in a segregated account.

     Each Series may also purchase and sell futures contracts on foreign currencies and groups of foreign currencies to protect against the effect of adverse changes on foreign currencies. A Series will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade. A "sale" of a futures contract means the assumption of a contractual obligation to deliver the specified amount of foreign currency at a specified price in a specified future month. A "purchase" of a futures contract means the assumption of a contractual obligation to acquire the currency called for by the contract at a specified price in a specified future month. At the time a futures contract is purchased or sold, a Series must allocate cash or securities as a deposit payment (initial margin). Thereafter, the futures contract is valued daily, and the payment of "variation margin" may be required, meaning such Series will provide or receive cash that reflects any decline or increase as appropriate in the contract's value, a process known as "marking to market."

     A Series may purchase and write put and call options on foreign currencies traded on securities exchanges or boards of trade (foreign and domestic) and OTC options for hedging purposes in a manner similar to that in which forward foreign currency exchange contracts and futures contracts on foreign currencies will be employed. Options on foreign currencies are similar to options on securities, except that a Series has the right to take or make delivery of a specified amount of foreign currency, rather than securities.

     Generally, OTC foreign currency options used by a Series are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

     If a Series' Subadviser anticipates purchasing a foreign security and also anticipates a rise in the value of the currency of such foreign security (thereby increasing the cost of such security), such Series may purchase call options or write put options on the foreign currency. A Series could also enter into a long forward contract or a long futures contract on such currency, or purchase a call option, or write a put option, on a currency futures contract. The use of such instruments could offset, at least partially, the effects of the adverse movements of currency exchange rates.

FOREIGN CURRENCY STRATEGIES--SPECIAL CONSIDERATIONS

     A Series may use options on foreign currencies, futures contracts on foreign currencies, options on futures contracts on foreign currencies and forward currency contracts, to hedge against movements in the values of the foreign currencies in which such Series' securities are denominated. Such currency hedges can protect against price movements in a security that a Series owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

     A Series might seek to hedge against changes in the value of a particular currency when no futures contract, forward contract or option involving that currency is available or one of such contracts is more expensive than certain other contracts. In such cases, a Series may hedge against price movements in that currency by entering into a contract on another currency or basket of currencies, the value of which such Series' Subadviser believes will have a positive correlation to the value of the currency being hedged. The risk that movements in the price of the contract will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

     The value of most futures contracts, options on futures contracts, forward contracts and options on foreign currencies in the interbank market depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of futures contracts, forward contracts or options, a Series could be disadvantaged by dealing in the odd-lot market (generally consisting of transactions of less than $1 million) of the interbank market for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirements that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S.

options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying currency markets that cannot be reflected in the markets for the futures contracts or options until they reopen.

     Settlement of futures contracts, forward contracts and options involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Series might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

COVERED FORWARD CURRENCY CONTRACTS, FUTURES CONTRACTS AND OPTIONS

     Transactions using forward currency contracts, futures contracts and options (other than options that the Series has purchased) expose a Series to an obligation to another party. A Series will not enter into any such transactions unless it owns either (1) an offsetting (covered) position in securities, currencies, or other options, forward currency contracts or futures contracts, or (2) liquid assets with a value sufficient at all times to cover its potential obligations not covered as provided in(1) above. The Series will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require,set aside cash or liquid assets in a segregated account with its Custodian in the prescribed amount.

     Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding forward currency contract, futures contract or option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Series' assets to cover segregated accounts could impede portfolio management or the Series' ability to meet redemption requests or other current obligations.

LIMITATIONS ON PURCHASE AND SALE OF OPTIONS ON FOREIGN CURRENCIES AND FUTURES CONTRACTS ON FOREIGN CURRENCIES

     Global Growth Series will not (a) write puts having aggregate exercise prices greater than 25% of total net assets; or (b) purchase (i) put options on currencies or futures contracts on foreign currencies or (ii) call options on foreign currencies if, after any such purchase, the aggregate premiums paid for such options would exceed 10% of Global Growth Series' total net assets.

RISKS OF TRANSACTIONS IN OPTIONS ON FOREIGN CURRENCIES

     An option position may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although a Series will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect offsetting transactions in particular options, with the result that a Series would have to exercise its options in order to realize any profits and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying currencies acquired through the exercise of call options or upon the purchase of underlying currencies for the exercise of put options. If a Series as a covered call option writer is unable to effect an offsetting purchase transaction in a secondary market, it will not be able to sell the underlying currency until the option expires or it delivers the underlying currency upon exercise.

     Reasons for the absence of a liquid secondary market on an options exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. The Series intend to purchase and sell only those options which are cleared by a clearinghouse whose facilities are considered to be adequate to handle the volume of options transactions.

RISKS OF OPTIONS ON FOREIGN CURRENCIES

     Options on foreign currencies involve the currencies of two nations and, therefore, developments in either or both countries can affect the values of such options. These risks include government actions affecting currency valuation and the movements of currencies from one country to another. The quality of currency underlying option contracts represent odd lots in a market dominated by transactions between banks; this can mean extra transaction costs upon exercise. Options markets may be closed while round-the-clock interbank currency markets are open, which can create price and rate discrepancies.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

     There are several risks in connection with the use of futures contracts as a hedging device. Due to the imperfect correlation between the price of futures contracts and movements in the underlying currency or group of currencies, the price of a futures contract may move more or less than the price of the currencies being hedged. Therefore, a correct forecast of currency rates, market trends or international political trends by the Manager or a Subadviser may still not result in a successful hedging transaction.

     Although a Series will purchase or sell futures contracts only on exchanges where there appears to be an adequate secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular contract or at any particular time. Accordingly, there can be no assurance that it will be possible, at any particular time, to close out a futures position. In the event a Series could not close out a futures position and the value of such position declined, such Series would be required to continue to make daily cash payments of variation margin. There is no guarantee that the price movements of the portfolio securities denominated in foreign currencies will, in fact, correlate with the price movements in the futures contracts and thus provide an offset to losses on a futures contract. Currently, futures contracts are available on the Australian Dollar, British Pound, Canadian Dollar, Japanese Yen, Swiss Franc, Deutsche Mark and Euro.

     Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act are exempt from the definition of "commodity pool operator," subject to compliance with certain conditions. The exemption is conditioned upon a requirement that all of the Series' futures or options on futures transactions constitute bona fide hedging transactions within the meaning of the Commodity Futures Trading Commission's (CFTC's) regulations. The Series will use currency futures and options on futures in a manner consistent with this requirement. The Series may also enter into futures or related options contracts for income enhancement and risk management purposes if the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of the relevant Series' total assets.

     Successful use of futures contracts by a Series is also subject to the ability of such Series' Manager or Subadviser to predict correctly movements in the direction of markets and other factors affecting currencies generally. For example, if a Series has hedged against the possibility of an increase in the price of securities in its portfolio and the price of such securities increases instead, such Series will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if such Series has insufficient cash to meet daily variation margin requirements, it may need to sell securities to meet such requirements. Such sales of securities will not necessarily be at increased prices that reflect the rising market. A Series may have to sell securities at a time when it is disadvantageous to do so.

     The hours of trading of futures contracts may not conform to the hours during which a Series may trade the underlying securities. To the extent that the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

OPTIONS ON FUTURES CONTRACTS

     An option on a futures contract gives the purchaser the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. Currently options can be purchased or written with respect to futures contracts on the Australian Dollar, British Pound, Canadian Dollar, Japanese Yen, Swiss Franc, Deutsche Mark and Euro.

     The holder or writer of an option may close out its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such close out transactions can be effected.

OTHER INVESTMENT TECHNIQUES

     Each Series may take advantage of opportunities in the area of options and futures contracts and any other derivative instruments that are not presently contemplated for use by it or that are not currently available but that may be developed, to the extent such opportunities are both consistent with its investment objective and legally permissible for it.

                             INVESTMENT RESTRICTIONS



     The following restrictions are fundamental policies. Fundamental policies are those that cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. The term "majority of the Fund's outstanding voting securities" means the vote of the lesser of (i) 67% or more of the voting shares of the Fund represented at a meeting at which more than 50% of the outstanding voting shares of the Fund are present in person or represented by proxy, or (ii) more than 50% of the outstanding voting shares of the Fund.

     NONE OF THE SERIES MAY:

     1. Purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time except to the extent that the Fund may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, the "1940 Act Laws, Interpretations and Exemptions".)

     2. Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of the Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

     3. Buy or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

     4. Buy or sell physical commodities or contracts involving physical commodities. The Fund may purchase and sell (i) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund's ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

     5. Purchase any security if as a result 25% or more of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

     6. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

     The Fund may make loans, including loans of assets of the Fund, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with the Fund's investment objective.

     For purposes of Investment Restriction 1, the Fund will currently not purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities) if as a result, with respect to 75% of the Fund's total assets, (i) more than 5% of the Fund's total assets (determined at the time of investment) would be invested in securities of a single issuer and (ii) the Fund would own more than 10% of the outstanding voting securities of any single issuer.

     For purposes of Investment Restriction 5, the Fund relies on The North American Industry Classification System published by the Bureau of Economic Analysis, U.S. Department of Commerce, in determining industry classification. The Fund's reliance on this classification system is not a fundamental policy of the Fund and, therefore, can be changed without shareholder approval.

     Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that, if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total asset values will not be considered a violation of such policy. However, if the Fund's asset coverage for borrowings permitted by Investment Restriction 2 falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by the 1940 Act Laws, Interpretations and Exemptions.

                             MANAGEMENT OF THE FUND

(A) DIRECTORS

     The Fund has Directors who, in addition to overseeing the actions of the Fund's Manager, Subadvisers and Distributor, decide upon matters of general policy.

     The Directors also review the actions of the Fund's officers who conduct and supervise the daily business operations of the Fund.

(B) MANAGEMENT INFORMATION--DIRECTORS AND OFFICERS

                                  POSITION WITH                 PRINCIPAL OCCUPATION
NAME, ADDRESS AND AGE(1)              FUND                     DURING PAST FIVE YEARS
---------------------             -------------                ----------------------



Delayne Dedrick Gold (62)         Director            Marketing Consultant.

* Robert F. Gunia (54)            Vice President      Executive Vice President and Chief Administrative
                                  and Director          Officer (since June 1999) or Prudential
                                                        Investments; Corporate
                                                        Vice President (Since
                                                        September 1997) of the
                                                        Prudential Insurance
                                                        Company of America
                                                        (Prudential); Executive
                                                        Vice President and
                                                        Treasurer (since
                                                        December 1996) of
                                                        Prudential Investments
                                                        Fund Management LLC
                                                        (PIFM); President (since
                                                        April 1999) of
                                                        Prudential Investment
                                                        Management Services LLC
                                                        (PIMS); formerly Senior
                                                        Vice President (March
                                                        1987-May 1999) of
                                                        Prudential Securities
                                                        Incorporated (Prudential
                                                        Securities); formerly
                                                        Chief Administrative
                                                        Officer (July
                                                        1989-September 1996),
                                                        Director (January
                                                        1989-September 1996),
                                                        and Executive Vice
                                                        President, Treasurer and
                                                        Chief Financial Officer
                                                        (June 1987-September
                                                        1996) of Prudential
                                                        Mutual Fund Management
                                                        Inc. (PMF).

Robert E. LaBlanc (66)            Director            President (since 1981) of Robert E. LaBlanc
                                                        Associates, Inc. (telecommunications); formerly
                                                        General Partner at Salomon Brothers and
                                                        Vice-Chairman of Continental Telecom; Director of
                                                        Storage Technology Corporation (since 1979), Titan
                                                        Corporation (since 1995), Salient 3
                                                        Communications, Inc. and Tribune Company (since
                                                        1981); and Trustee of Manhattan College.

* David R. Odenath, Jr. (43)      Director            Officer in Charge, President, Chief Executive
                                  and President         Officer and Chief Operating Officer (since June
                                                        1999). PIFM; Senior Vice President (since June
                                                        1999), Prudential; Senior Vice President (August
                                                        1993-May 1999), PaineWebber Group, Inc.


                                  POSITION WITH                 PRINCIPAL OCCUPATION
NAME, ADDRESS AND AGE(1)              FUND                     DURING PAST FIVE YEARS
---------------------             -------------                ----------------------



* Judy A. Rice (53)               Director            Executive Vice President (since 1999) of
                                                        Prudential Investments; Executive Vice President
                                                        (since 1999) of PIFM; formerly, various positions
                                                        to Senior Vice President (1992-1999), Prudential
                                                        Securities, Inc; and various positions to Managing
                                                        Director (1975-1999), Shearson Lehman Advisors;
                                                        Governor of the Money Management Institute; Member
                                                        of the Prudential Securities Operating Council,
                                                        Board Member of the National Association for
                                                        Variable Annuities.

Robin B. Smith (61)               Director            Chairman (since August 1996) and Chief Executive
                                                        Officer (since January 1988), formerly President
                                                        (September 1981-August 1996) and Chief Operating
                                                        Officer (September 1981-December 1988) of
                                                        Publishers Clearing House; Director of BellSouth
                                                        Corporation (since 1994), Texaco Inc. (since
                                                        1992), Springs Industries Inc. (since 1993) and
                                                        Kmart Corporation (since 1996).

Stephen Stoneburn (57)            Director            President and Chief Executive Officer (since June
                                                        1996), Quadrant Media Corp. (a publishing
                                                        company); formerly, President (June 1995-June
                                                        1996), Argus Integrated Media, Inc.; formerly
                                                        Senior Vice President and Managing Director
                                                        (January 1993-1995), Cowles Business Media; and
                                                        Senior Vice President (January 1991-1992), Gralla
                                                        Publications (a division of United Newspapers,
                                                        U.K.); and Senior Vice President, Fairchild
                                                        Publications, Inc.

Nancy H. Teeters (70)             Director            Economist; formerly Director of Inland Steel
                                                        Industries (July 1989-1999); formerly, Vice
                                                        President and Chief Economist of International
                                                        Business Machines (July 1984-July 1990); formerly,
                                                        Governor of the Federal Reserve System
                                                        (1978-1984).

Clay T. Whitehead (62)            Director            President (since May 1983), National Exchange Inc.
                                                        (new business development firm).

Grace C. Torres (41)              Treasurer           First Vice President (since December 1996) of
                                  and Principal         PIFM; First Vice President (since March 1994),
                                  Financial and         Prudential Securities; formerly First Vice
                                  Accounting            President (March 1994-September 1996), Prudential
                                  Officer               Mutual Fund Management, Inc.

Robert C. Rosselot (40)           Secretary           Assistant General Counsel (since September 1997)
                                                        of PIFM; formerly, partner with the law firm of
                                                        Howard & Howard, Bloomfield Hills, Michigan (since
                                                        December 1995) and, prior thereto, Corporate
                                                        Counsel, Federated Investors (1990-1995).


William V. Healey (47)            Assistant           Vice President and Associate General Counsel of
                                  Secretary             Prudential and Chief Legal Officer of Prudential
                                                        Investments, a business
                                                        unit of Prudential;
                                                        (since August 1998);
                                                        Director, ICI Mutual
                                                        Insurance Company (since
                                                        June 1999); formerly
                                                        Associate General
                                                        Counsel of The Dreyfus
                                                        Corporation (Dreyfus), a
                                                        subsidiary of Mellon
                                                        Bank, N.A. (Mellon
                                                        Bank), and an officer
                                                        and/or director of
                                                        various affiliates of
                                                        Mellon Bank and Dreyfus.



------



     (1) Unless otherwise noted, the address for each of the above persons is c/o Prudential Investments Fund Management LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.



     * Interested director, as defined in the Investment Company Act, by reason of his affiliation with Prudential Securities or PIFM.

     Directors and officers of the Fund are also trustees, directors and officers of some or all of the other investment companies distributed by PIMS.

     The Fund pays each of its Directors who is not an "affiliated" person of PIFM annual compensation of $ , in addition to certain out-of-pocket expenses. Directors who serve on fund committees receive additional compensation. The amount of annual compensation paid to each Director may change as a result of the introduction of additional funds upon which the Director will be asked to serve.



     Directors may receive their Directors' fees pursuant to a deferred fee agreement with the Fund. Under the terms of such agreement, the Fund accrues daily the amount of Directors' fees which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, pursuant to an SEC exemptive order, at the daily rate of return of the Fund (the Fund rate). Payment of the interest so accrued is also deferred and accruals become payable at the option of the Director. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund.



     The Directors have adopted a retirement policy which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75.



     Pursuant to the terms of the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Directors of the Fund who are affiliated persons of the Manager.



     The following table sets forth the aggregate compensation paid by the Fund for the fiscal year ended October 31, 2000 to the Directors who are not affiliated with the Manager and the aggregate compensation paid to such Directors for service on the Fund's board and that of all other investment companies managed by Prudential Investments Fund Management LLC (Fund Complex) for the calendar year ended December 31, 2000. Below are listed the Directors who have served the Fund during its most recent fiscal year.



                               COMPENSATION TABLE



                                                                      TOTAL 2000
                                                                    COMPENSATION

                                                                    FROM FUND
                                                   AGGREGATE        AND FUND
                                                 COMPENSATION     COMPLEX PAID
                 NAME AND POSITION                 FROM FUND     TO DIRECTORS(2)
                 -----------------                 ---------     ---------------

Edward D. Beach--Former Director                    $           $    (    )*
Delayne D. Gold--Director                                            (    )*
Robert F. Gunia (1)--Director                                           --
Don G. Hoff--Former Director                                         (    )*
Robert F. LaBlanc--Director                                          (    )*
David R. Odenath, Jr. (1)--Director                                     --
Judy A. Rice--Director                                                  --
Robin B. Smith--Director                                             (    )*
Stephen Stoneburn--Director                                          (    )*
Nancy H. Teeters--Director                                           (    )*
Clay T. Whitehead--Director                                          (    )*


----------
* Indicates number of funds/portfolios in the Fund Complex (including the Fund) to which aggregate compensation relates.

(1) Directors who are "interested" do not receive compensation from the Fund Complex (including the Fund).



(2) Total compensation from all the funds in the Fund Complex for the calendar year ended December 31, 2000, includes amounts deferred at the election of Directors under the Funds' deferred compensation plans. Including accrued
interest, total compensation amounted to $    for Director Robin B. Smith.
Currently, Ms. Smith has agreed to defer some of her fees at the T-Bill rate and other fees at the fund rate.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES



     PIFM, as purchaser of shares of the International Growth Series prior to commencement of the public offering of the International Growth Series shares, is deemed to be a control person of the International Growth Series.



     Directors of the Fund are eligible to purchase Class Z shares of each Series, which are sold without either an initial sales charge or CDSC to a limited group of investors.



     As of ___________, the Directors and officers of the Fund, as a group, owned less than 1% of the outstanding common stock of the Fund.

     As of ___________, the beneficial owners, directly or indirectly, of more than 5% of the outstanding common stock of any series were:




      NAME                                     ADDRESS                        SERIES/CLASS                NO. SHARES/%
      ----------------------------------------------------------------------------------------------------------------
      Pru Defined Contribution Svcs            30 Scranton Office Pk.         International Value/A
      FBO Pru-Non Trust Accounts               Moosic, PA 18507-1
      Attn.: John Sturdy
      Prudential Employee Savings Plan         30 Scranton Office Pk.         International Value/Z
      Attn.: Stephen Albert                    Moosic, PA 18507-1
      Prudential Trust Company                 30 Scranton Office Pk.         International Value/Z
      FBO Pru DC Trust Accounts                Moosic, PA 18507-1
      Attn.: John Sturdy



     As of ___________, Prudential Securities was the record holder for other beneficial owners of the following:



     SERIES/CLASS                              NO. OF SHARES/%
     ---------------------------------------------------------
     Global Growth/A
     Global Growth/B
     Global Growth/C
     Global Growth/Z
     International Value/A
     International Value/B
     International Value/C
     International Value/Z

                     INVESTMENT ADVISORY AND OTHER SERVICES

     (A) INVESTMENT ADVISORS



     The manager of each Series is Prudential Investments Fund Management LLC (PIFM or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PIFM serves as manager to substantially all of the other investment companies that, together with the Series, comprise the "Prudential Mutual Funds." See "How the Fund is Managed--Manager" in the Prospectus. As of December 31, 2000 PIFM managed and/or administered open-end and closed-end management investment companies with assets of approximately $76.7 billion and, according to the Investment Company Institute, as of September 30, 1999, the Prudential Mutual Funds were the 20th largest family of mutual funds in the United States.

     Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), an affiliate of PIFM, serves as the transfer agent and dividend distribution agent for the Prudential Mutual Funds and, in addition, provides customer service, recordkeeping and management and administrative services to qualified plans.

     Pursuant to the Management Agreements with the Fund with respect to each Series (the Management Agreement), PIFM, subject to the supervision of the Fund's Board of Directors and in conformity with the stated policies of each Series, manages both the investment operations of the Series and the composition of the Series' portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, PIFM is obligated to keep certain books and records of the Series. PIFM has hired The Prudential Investment Corporation, doing business as Prudential Investments (PI), to provide subadvisory services to the Global Growth series, and Bank of Ireland Asset Management (U.S.) Limited (BIAM) to provide subadvisory services to the International Value Series (PI and BIAM are also referred to collectively and individually as the investment adviser or Subadviser). PIFM also administers the Series' corporate affairs and, in connection therewith, furnishes the Series with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Fund's custodian, and PMFS, the Fund's transfer and dividend disbursing agent. The management services of PIFM for the Series are not exclusive under the terms of the Management Agreement and PIFM is free to, and does, render management services to others.

     For its services, PIFM receives, pursuant to the Management Agreement, a fee at an annual rate of .75% of Global Growth Series' average daily net assets and 1% of International Value Series' average daily net assets to 300 million and .90 of 1% of International Valor Series' average daily net assets in excess of 300 million. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of a Series (including the fees of PIFM, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of a Series' business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which a Series' shares are qualified for offer and sale, the compensation due to PIFM will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to PIFM will be paid by PIFM to the Fund. Currently, each Series believes that there are no such expense limitations.

     In connection with its management of the corporate affairs of each Series, PIFM bears the following expenses:

          (a) the salaries and expenses of all of its and a Series' personnel except the fees and expenses of Directors who are not affiliated persons of PIFM or the Series' investment adviser;

          (b) all expenses incurred by PIFM or by a Series in connection with managing the ordinary course of such Series' business, other than those assumed by such Series as described below;



          (c) with respect to the Global Growth Series, the costs and expenses payable to the investment advisor pursuant to the subadvisory agreement between PIFM and the investment advisor (the Subadvisory Agreement);

          (d) with respect to the International Value Series, the fees payable to BIAM pursuant to the subadvisory agreement between PIFM and BIAM (also referred to as the Subadvisory Agreement as the context requires); and

          (e) with respect to International Value Series, the costs and expenses payable to the investment advisor pursuant to a subadvisory agreement between PIFM and the investment advisor.

     Under the terms of the Management Agreements, each Series is responsible for the payment of the following expenses: (a) the fees payable to the Manager,
(b) the fees and expenses of Directors who are not affiliated with PIFM or such Series' Investment Adviser, (c) the fees and certain expenses of the Custodian and Transfer Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of each Series and of pricing such Series' shares, (d) the charges and expenses of legal counsel and independent accountants for such Series, (e) brokerage commissions and any issue or transfer taxes chargeable to such Series in connection with its securities transactions, (f) all taxes and corporate fees payable by such Series to governmental agencies, (g) the fees of any trade associations of which such Series may be a member, (h) the cost of stock certificates representing shares of such Series, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of such Series and of its shares with the Securities and Exchange Commission, registering such Series and qualifying its shares under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of such Series' business and (m) distribution fees.

     The Management Agreements provide that PIFM will not be liable for any error of judgment or for any loss suffered by a Series in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreements provide that it will terminate automatically if assigned (as defined in the Investment Company Act), and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreements will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. For the fiscal years ended October 31, 2000, 1999
and 1998, PIFM received management fees of $          , $4,871,323 and
$4,690,703, respectively, from Global Growth Series. For the fiscal years ended
October 31, 2000, 1999 and 1998, PIFM received management fees of $          ,
$4,763,060 and $4,158,188 respectively, from International Value Series. For the fiscal year ended October 31, 2000, PIFM received management fees of
$            from Jennison International Growth Series.

     With respect to Global Growth Series, PIFM has entered into a Subadvisory Agreement with PI. The Subadvisory Agreement provides that PI will furnish investment advisory services in connection with the management of the Global Growth Series. In connection therewith, PI is obligated to keep certain books and records of the Global Growth Series. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises PI's performance of such services. Prior to January 1, 2000, PI was reimbursed by PIFM for the reasonable costs and expenses incurred by PI in furnishing those services. Beginning January 1, 2000, PI receives an asset-based fee from PIFM in the amount of 1.375% of Global Growth Series' average daily net assets.



     With respect to International Value Series, PIFM has entered into a Subadvisory Agreement (the Subadvisory Agreement) with BIAM. The Subadvisory Agreement with BIAM provides that PIFM will compensate BIAM for its services at an annual rate of .75% of International Value Series' average daily net assets up to and including $50 million, .60% of International Value Series' average daily net assets in excess of $50 million up to and including $300 million and
 .45% of International Value Series' average daily net assets in excess of $300 million. For the fiscal years ended October 31, 2000, 1999 and 1998, Mercator Asset Management L.P. (Mercator), the Series' previous Subadvisor, received fees
of $          , $2,668,377 and $2,396,184, respectively, from PIFM. Dedicated to global and international common stock investing, Mercator was initially founded in 1984 by senior professionals formerly associated with Templeton Investment Counsel as Mercator Asset Management, Inc. (Mercator, Inc.). On November 30, 1995, Mercator, a limited partnership organized under the laws of the State of Delaware, assumed the investment advisory business of Mercator, Inc. As of September 30, 1999, Mercator had approximately $3.4 billion in assets under management. The current Subadvisory Agreement provides that BIAM will furnish investment advisory services in connection with the management of the International Value Series. In connection therewith, BIAM is obligated to keep certain books and records of the International Value Series. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises BIAM's performance of such services.

     [TEXT TO FOLLOW ABOUT PORTFOLIO MANAGEMENT AND INTERNATIONAL GROWTH SERIES]


     With respect to International Value Series, and pursuant to a subadvisory agreement with PIFM, PI provides investment advisory services to such Series with respect to (i) the management of short-term assets, including cash, money market instruments and repurchase agreements and (ii) the lending of portfolio securities in connection with the management of the International Value Series. For these services, PIFM will reimburse PI for reasonable costs and expenses incurred by PI determined in a manner acceptable to PIFM.



     Each Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the relevant Management Agreement. Each Subadvisory Agreement may be terminated by the Fund, PIFM, or (i) with respect to International Value Series, BIAM or PI and (ii) with respect to Global Growth Series, PI, upon not more than 60 days', nor less than 30 days', written notice. Each Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.



(B) PRINCIPAL UNDERWRITER, DISTRIBUTOR AND RULE 12B-1 PLANS



     Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of the Series PIFM and PI, which are affiliated persons of the Series, are affiliates of PIMS.



     Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively the Plans) adopted by the Fund on behalf of each Series pursuant to Rule 12b-1 under the Investment Company Act and a distribution agreement (the Distribution Agreement), the Distributor incurs the expenses of distributing the Fund's Class A, Class B and Class C shares. PIMS serves as the Distributor of the Class Z shares and incurs the expenses of distributing the Series' Class Z shares under the Distribution Agreement with the Fund, none of which are reimbursed by or paid for by either Series. See "How the Fund is Managed--Distributor" in the Prospectus.

     Each Series' Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares of such Series may be used to pay for personal service and the maintenance of shareholder accounts (service fee) and
(ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares of such Series. The Global Growth Series' Class B Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class B shares of such Series may be paid as a service fee and (ii) .50 of 1% (not including the service fee) per annum of such Series' average daily net assets up to the level of average daily net assets as of February 26, 1986, plus .75 of 1% of the average daily net assets of the Class B shares of such Series in excess of such level may be used as compensation for distribution-related expenses with respect to the Class B shares of such Series. The International Value Series' Class B Plan and the International Growth Series' Class B Plan each provides that (i) up to .25 of 1% of the average daily net assets of the Class B shares of such Series may be paid as a service fee and (ii) .75 of 1% (not including the service fee) per annum of such Series' average daily net assets may be used as compensation for distribution-related expenses with respect to the Class B shares (asset-based sales charge). Each Series' Class C Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class C shares of such Series may be paid as a service fee and (ii) .75 of 1% (not including the service fee) per annum of such Series' average daily net assets may be used as compensation for distribution-related expenses with respect to the Class C shares (asset-based sales charge).


     The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the Class A, Class B or Class C Plan or in any agreement related to the Plans (the Rule 12b-1 Directors), cast in person at a meeting called for the purpose of voting on such continuance. The Plans may each be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class of the Series to which such Plan relates. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. A Series will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

     Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of a Series by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.

     Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act of 1933, as amended.

     The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis dealers in consideration for the distribution, marketing, administrative and other services and activities provided by dealers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.

GLOBAL GROWTH SERIES



     CLASS A PLAN. For the fiscal year ended October 31, 2000, PIMS received payments of $ under the Class A Plan. These amounts were expended on commission credits to Prudential Securities Incorporated (Prudential Securities) and Pruco Securities Corporation (Prusec), each of which is an affiliated broker-dealer, for payments of commissions and account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended October 31, 2000, PIMS also received approximately $ in initial sales charges.

     CLASS B PLAN. For the fiscal year ended October 31, ,2000, PIMS received payments of $ from the Series under the Class B Plan and spent approximately $ , in distributing the Class B shares of the Series. It is estimated that of the latter amounts approximately $ ( %) was spent on printing and mailing of prospectuses to other than current shareholders; $ ( %) on compensation to Prusec for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses incurred by it for distribution of Class B shares; and $ ( %) in the aggregate on (i) payments of commissions and account servicing fees to its financial advisers $ ( %) and (ii) an allocation on account of overhead and other branch office distribution expenses $ ( %). The term "overhead and other branch office distribution related expenses" represents (a) the expenses of operating Prusec's and Prudential Securities' branch offices in connection with the sale of Series shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Series shares and (d) other incidental expenses relating to branch promotion of Series sales.

     The Distributor also receives the proceeds of contingent deferred sales charges paid by holders of Class B shares upon certain redemptions of Class B shares. For the fiscal year ended October 31, 2000, PIMS received approximately $ , in contingent deferred sales charges.

     CLASS C PLAN. For the fiscal year ended October 31, 2000, PIMS received payments of $ from the Series under the Class C Plan and spent approximately $ in distributing the Class C shares of the Series. It is estimated that of the latter amounts approximately $ ( %) was spent on printing and mailing of prospectuses to other than current shareholders; $ ( %) on compensation to Prusec for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses incurred by it for distribution of Class C shares; and $ ( %) in the aggregate on (i) payments of commissions and account servicing fees to its financial advisers $ ( %) and (ii) an allocation on account of overhead and other branch office distribution expenses $ ( %).

     The Distributor also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. For the fiscal year ended October 31, 2000, PIMS received contingent deferred sales charges of approximately $ .

     For the fiscal year ended October 31, 2000, the Distributor also received approximately $ in initial sales charges attributable to Class C shares.

INTERNATIONAL VALUE SERIES

     CLASS A PLAN. For the fiscal year ended October 31, 2000, PIMS received payments of $ under the Class A. Plan. These amounts were expended on commission credits to Prudential Securities and Prusec for payments of commissions and account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended October 31, 2000, PIMS also received approximately $ in initial sales charges.

     CLASS B PLAN. For the fiscal year ended October 31, 2000, PIMS received payments of $ from the Series under the Class B Plan and spent approximately, $ in distributing the Class B shares of the Series. It is estimated that of the latter amounts approximately $ ( %) was spent on printing and mailing of prospectuses to other than current shareholders; $ ( %) on compensation to Prusec for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses incurred by it for distribution of Class B shares; and $ ( %) in the aggregate on (i) payments of commissions and account servicing fees to its financial advisers $ ( %) and (ii) an allocation on account of overhead and other branch office distribution-related expenses $ ( %). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating Prusec's and Prudential Securities' branch offices in connection with the sale of Series shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Series shares and (d) other incidental expenses relating to branch promotion of Series sales.

     The Distributor also receives the proceeds of contingent deferred sales charges paid by holders of Class B shares upon certain redemptions of Class B shares. For the fiscal year ended October 31, 2000, PIMS received approximately $ in contingent deferred sales charges.

     CLASS C PLAN. For the fiscal year ended October 31, 2000, PIMS received payments of $ from the Series under the Class C Plan and spent approximately $ in distributing the Class C shares of the Series. It is estimated that of the latter amounts approximately $ ( %) was spent on printing and mailing of prospectuses to other than current shareholders; $ ( %) on compensation to Prusec for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses incurred by it for distribution of Class C shares; and $ ( %) in the aggregate on (i) payments of commissions and account servicing fees to its financial advisers $ ( %) and (ii) an allocation on account of overhead and other branch office distribution expenses $ ( %).

     The Distributor also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. For the fiscal year ended October 31, 2000, PIMS received contingent deferred sales charges of approximately $ .

     For the fiscal year ended October 31, 2000, the Distributor also received approximately $ in initial sales charges attributable to Class C shares.

INTERNATIONAL GROWTH SERIES

     CLASS A PLAN. For the fiscal year ended October 31, 2000, PIMS received payments of $ under the Class A. Plan. These amounts were expended on commission credits to Prudential Securities and Prusec for payments of commissions and account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended October 31, 2000, PIMS also received approximately $ in initial sales charges.

     CLASS B PLAN. For the fiscal year ended October 31, 2000, PIMS received payments of $ from the Series under the Class B Plan and spent approximately, $ in distributing the Class B shares of the Series. It is estimated that of the latter amounts approximately $ ( %) was spent on printing and mailing of prospectuses to other than current shareholders; $ ( %) on compensation to Prusec for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses incurred by it for distribution of Class B shares; and $ ( %) in the aggregate on (i) payments of commissions and account servicing fees to its financial advisers $ ( %) and (ii) an allocation on account of overhead and other branch office distribution-related expenses $ ( %). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating Prusec's and Prudential Securities' branch offices in connection with the sale of Series shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Series shares and (d) other incidental expenses relating to branch promotion of Series sales.

     The Distributor also receives the proceeds of contingent deferred sales charges paid by holders of Class B shares upon certain redemptions of Class B shares. For the fiscal year ended October 31, 2000, PIMS received approximately $ in contingent deferred sales charges.

     CLASS C PLAN. For the fiscal year ended October 31, 2000, PIMS received payments of $ from the Series under the Class C Plan and spent approximately $ in distributing the Class C shares of the Series. It is estimated that of the latter amounts approximately $ ( %) was spent on printing and mailing of prospectuses to other than current shareholders; $ ( %) on compensation to Prusec for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses incurred by it for distribution of Class C shares; and $ ( %) in the aggregate on (i) payments of commissions and account servicing fees to its financial advisers $________ ( %) and (ii) an allocation on account of overhead and other branch office distribution expenses $ ( %).

     The Distributor also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. For the fiscal year ended October 31, 2000, PIMS received contingent deferred sales charges of approximately $ .

     For the fiscal year ended October 31, 2000, the Distributor also received
approximately $         in initial sales charges attributable to Class C shares.



     In addition to distribution and service fees paid by each Series under the Class A, Class B and Class C plans, the Manager (or one of its affiliates) may make payments out of its own resources to Dealers and other persons which distribute shares of the Series (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

     NASD MAXIMUM SALES CHARGE RULE. Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of a Series may not exceed .75 of 1% per class. The 6.25% limitation applies to a Series rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

FEE WAIVERS/SUBSIDIES

     PIFM may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. In addition, the Distributor has contractually agreed to waive a portion of its distribution fees for the Class A shares as described above. Fee waivers and subsidies will increase the Fund's total return.

(C) OTHER SERVICE PROVIDERS

     State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for the Fund's foreign assets held outside the United States.

     Prudential Mutual Fund Services LLC (PMFS), 194 Wood Avenue South, Iselin, New Jersey 08853, serves as the transfer and dividend disbursing agent of the Fund. PMFS is a wholly-owned subsidiary of PIFM. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee per shareholder account, a new account set-up fee for each manually established account and a monthly inactive zero balance account fee per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs. For the fiscal year ended October 31, 2000, the Fund incurred fees of approximately $ for the services of PMFS.

                                                                 , serves as the
Fund's independent accountants and in that capacity audits the Fund's annual financial statements.

(D) CODE OF ETHICS

     The Board of Directors has adopted a Code of Ethics, in addition, the Manager, Subadviser and Distributor have each adopted a Code of Ethics (collectively, the Codes). The Codes permit personnel subject to the Codes to invest in securities including securities that may be purchased or held by the Fund. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when the Fund is making such investments. The Codes are on public file with, and are available from, the Commission.



                    BROKERAGE ALLOCATION AND OTHER PRACTICES

     The Manager is responsible for decisions to buy and sell securities, options and futures contracts for the Series, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities, options or futures on a national securities exchange or board of trade are effected through brokers or futures commission merchants who charge a negotiated commission for their services; on foreign securities exchanges, commissions may be fixed. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates. The term "Manager" as used in this section includes the Subadvisers.

     In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. The Series will not deal with Prudential Securities or any affiliate in any transaction in which Prudential Securities or any affiliate acts as principal. Thus, they will not deal in over-the-counter securities with Prudential Securities acting as market maker, and they will not execute a negotiated trade with Prudential Securities if execution involves Prudential Securities' acting as principal with respect to any part of a Series' order.

     Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities (or any affiliate), during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with rules of the Commission. This limitation, in the opinion of each Series, will not significantly affect the Series' ability to pursue its present investment objective. However, in the future, in other circumstances, a Series may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

     In placing orders for portfolio securities of the Series, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Manager will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. While the Manager generally seeks reasonably competitive spreads or commissions, the Series will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Manager will consider research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of the Series, the Manager or its clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Series may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of the Series, and the services furnished by such brokers, dealers or futures commission merchants may be used by the Manager in providing investment management for the Series.

Commission rates are established pursuant to negotiations with the broker, dealer or futures commission merchant based on the quality and quantity of execution services provided by the broker, dealer or futures commission merchant in the light of generally prevailing rates. The Manager is authorized to pay higher commissions on brokerage transactions for the Series to brokers, dealers or futures commission merchants other than Prudential Securities in order to secure research and investment services described above, subject to review by the Fund's Board of Directors from time to time as to the extent and continuation of this practice. The allocation of orders among brokers, dealers and futures commission merchants and the commission rates paid are reviewed periodically by the Fund's Board of Directors.

     Subject to the above considerations, Prudential Securities may act as a broker or futures commission merchant for the Fund. In order for Prudential Securities (or any affiliate) to effect any portfolio transactions for the Series, the commissions, fees or other remuneration received by Prudential Securities (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers or futures commission merchants in connection with comparable transactions involving similar securities or futures being purchased or sold on a securities exchange or board of trade during a comparable period of time. This standard would allow Prudential Securities (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Fund, including a majority of the noninterested directors, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Series unless the Series has expressly authorized the retention of such compensation. Prudential Securities must furnish to each Series at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for such Series during the applicable period. Brokerage transactions with Prudential Securities (or any affiliate) are also subject to such fiduciary standards as may be imposed upon Prudential Securities (or such affiliate) by applicable law.


     The table presented below shows certain information regarding the payment of commissions by Global Growth Series, including the amount of such commissions paid to Prudential Securities, for the three year period ended October 31, 2000.


                                                                                 FISCAL YEARS ENDED OCTOBER 31,
                                                                                 ------------------------------
                                                                                 2000        1999          1998
                                                                                 ----        ----          ----
Total brokerage commissions paid by the Series ...............................            $1,533,989    $1,836,706
Total brokerage commissions paid to Prudential Securities ....................            $        0    $   18,700
Percentage of total brokerage commissions paid to Prudential Securities ......                     0%          1.0%
Percentage of total dollar amount of transactions involving
     commissions that were effected through Prudential Securities ............                     0%          1.4%




     The table presented below shows certain information regarding the payment of commissions by International Value Series, including the amount of such commissions paid to Prudential Securities, for the three year period ended
October 31, 2000.



                                                                                 FISCAL YEARS ENDED OCTOBER 31,
                                                                                 2000        1999          1998
                                                                                 ----        ----          ----

Total brokerage commissions paid by the Series ...............................              $517,516      $342,294
Total brokerage commissions paid to Prudential Securities ....................              $      0      $      0
Percentage of total brokerage commissions paid to
  Prudential Securities ......................................................                     0%            0%
Percentage of total dollar amount of transactions involving
  commissions that were effected through Prudential
  Securities .................................................................                     0%            0%

     The table presented below shows certain information regarding the payment of commissions by International Growth Series, including the amount of such commissions paid to Prudential Securities, for the year period from March 15, 2000 through October 31, 2000.

                                                                                 FISCAL PERIOD ENDED OCTOBER 31,
                                                                                 2000
                                                                                 ----

Total brokerage commissions paid by the Series ...............................  $
Total brokerage commissions paid to Prudential Securities ....................  $
Percentage of total brokerage commissions paid to Prudential Securities ......        %
Percentage of total dollar amount of transactions involving
  commissions that were effected through Prudential Securities ...............        %


                         CAPITAL STOCK AND ORGANIZATION



     THE FUND IS AUTHORIZED TO ISSUE 1.5 BILLION SHARES OF COMMON STOCK, $.01 PER SHARE WHICH ARE CURRENTLY DIVIDED INTO THREE PORTFOLIOS OR SERIES, GLOBAL GROWTH SERIES AND INTERNATIONAL VALUE SERIES, EACH OF WHICH CONSISTS OF 500 MILLION AUTHORIZED SHARES AND PRUDENTIAL JENNISON INTERNATIONAL GROWTH FUND, ALSO CONSISTING OF 500 MILLION AUTHORIZED SHARES. THE SHARES OF EACH SERIES ARE DIVIDED INTO FOUR CLASSES, DESIGNATED CLASS A, CLASS B, CLASS C AND CLASS Z SHARES. Each class of shares represents an interest in the same assets of each Series and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "How the Series is Managed--Distributor in each Series' prospectus. "In accordance with the Fund's Articles of Incorporation, the Directors may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. Currently, the Fund is offering four classes, designated Class A, Class B, Class C and Class Z shares.


     The Articles of Incorporation further provide that no Director, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Director, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. It also provides that all third parties shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Articles of Incorporation permit the Directors to provide for the indemnification of Directors, officers, employees or agents of the Fund against all liability in connection with the affairs of the Fund.

     The Fund shall continue without limitation of time subject to the provisions in the Articles of Incorporation concerning termination by action of the shareholders or by the Directors by written notice to the shareholders.

     Pursuant to the Articles of Incorporation, the Directors may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset value procedures) with such preferences, privileges, limitations and voting and dividend rights as the Directors may determine. All consideration received by the Fund for shares of any additional series, and all assets in which such consideration is invested, would belong to that series (subject only to the rights of creditors of that series) and would be subject to the liabilities related thereto. Pursuant to the Investment Company Act, shareholders of any additional series of shares would normally have to approve the adoption of any advisory contract relating to such series and of any changes in the investment policies related thereto. The Directors have no intention of authorizing additional series at the present time.

     The Directors have the power to alter the number and the terms of office of the Directors and they may at any time lengthen their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Directors have been elected by the shareholders of the Fund. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Directors being selected, while the holders of the remaining shares would be unable to elect any Directors.


     The Fund is required to disclose its holdings of securities of its regular brokers and dealers (as defined under Rule 10b-1 of the Investment Company Act) and their parents during their most recent fiscal year. As of October 31, 2000, the Fund held Securities of.

                PURCHASE, REDEMPTION AND PRICING OF SERIES SHARES

     Shares of a Series may be purchased at a price equal to the next determined net asset value per share plus a sales charge which, at the election of the investor, may be imposed either (i) at the time of purchase (Class A shares and Class C shares) or (ii) on a deferred basis (Class B and Class C shares). Class Z shares of the Series are offered to a limited group of investors at net asset value without any sales charges. See "How to Buy, Sell and Exchange Shares of the Series--How to Buy Shares" in the Prospectus.

     Each class represents an interest in the same assets of such Series and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charge or distribution and/or service fee), which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangements and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors.

     PURCHASE BY WIRE. For an initial purchase of shares of the Series by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, series and class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given to you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential World Fund, Inc., Global Growth Series or International Value Series, specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are investing (Class A, Class B, Class C or Class Z shares).



     If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of the Fund as of that day. See "Net Asset Value."

     In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential World Fund, Inc., Global Growth Series or International Value Series, Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.

ISSUANCE OF FUND SHARES FOR SECURITIES

     Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (i) reorganizations, (ii) statutory mergers, or
(iii) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the Series, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) is approved by a Series' investment adviser.

SPECIMEN PRICE MAKE-UP

     Under the current distribution arrangements between the Fund and the Distributor, Class A shares are sold at a maximum sales charge of 5%, Class C* shares are sold at a maximum sales charge of 1% and Class B* and Class Z shares are sold at net asset value. Using each Series' net asset value at October 31, 1999, the maximum offering price of the Series' shares is as follows:


                                                               GLOBAL       INTERNATIONAL   INTERNATIONAL
                                                           GROWTH SERIES     VALUE SERIES    GROWTH SERIES
                                                           -------------    -------------   --------------
      CLASS A



      Net asset value and redemption price per
        Class A share                                         $   21.19       $   22.42
      Maximum sales charge (5% of offering price)                  1.12            1.18
                                                              ---------       ---------
      Maximum Offering price to public                        $   22.31       $   23.60
                                                              =========       =========
      CLASS B

      Net asset value, offering price and redemption
        price per Class B share*                              $   19.98       $   22.23
                                                              =========       =========
      CLASS C

      Net asset value and redemption price per
        Class C share*                                        $   19.97       $   22.23
                                                              =========       =========
      Maximum sales charge (1% of offering price)                  0.20
                                                              ---------       ---------
      Maximum Offering price to public                        $   20.17       $   22.45
                                                              ---------       ---------
      CLASS Z

      Net asset value, offering price and redemption
        price per Class Z share                               $   21.29       $   22.48
                                                              =========       =========


--------------
* Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. See "How to Buy, Sell and Exchange Shares of the Series--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.

SELECTING A PURCHASE ALTERNATIVE

     The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to each Series:

     If you intend to hold your investment in the Series for less than 7 years and do not qualify for a reduced sales charge on Class A shares, you should consider purchasing Class C shares over either Class A or Class B shares, since Class A shares are subject to a maximum initial sales charge of 5% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period.

     If you intend to hold your investment for 7 years or more and do not qualify for a reduced sales charge on Class A shares, you should consider purchasing Class B shares over either Class A or Class C shares, since Class B shares convert to Class A shares approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares.

     If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. See "Reduction and Waiver of Initial Sales Charge--Class A Shares" below. However, unlike Class B and Class C shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

     If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B shares and Class C shares for the higher cumulative annual distribution-related fee on those shares to exceed the initial sales charge plus cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.

REDUCTION AND WAIVER OF INITIAL SALES CHARGE--CLASS A SHARES

     BENEFIT PLANS. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge, if they meet the required minimum for amount of assets, average account balance and number of eligible employees. For more information about these requirements, call Prudential at
(800) 353-2847.

     OTHER WAIVERS. In addition, Class A shares may be purchased without the initial sales charge (at NAV), through the Distributor or the Transfer Agent, by:

     o    officers of the Prudential Mutual Funds (including the Fund);

     o employees of the Distributor, Prudential Securities, PIFM and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent;

     o employees of subadvisers of the Prudential Mutual Funds, provided that purchases at NAV are permitted by such person's employer;

     o Prudential employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries;

     o    members of the Board of Directors of Prudential;

     o real estate brokers, agents and employees of real estate brokerage companies affiliated with The Prudential Real Estate Affiliates who maintain an account at Prudential Securities, Prusec or with the Transfer Agent;

     o registered representatives and employees of brokers who have entered into a selected dealer agreement with the Distributor, provided that purchases at NAV are permitted by such person's employer;

     o investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (1) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code, deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code of 1986, as amended (the Internal Revenue Code) and non-qualified plans for which the Fund is an available option (collectively, Benefit Plans), (2) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (3) the financial adviser served as the client's broker on the previous purchase;

     o investors in Individual Retirement Accounts, provided the purchase is made with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential provides administrative or recordkeeping services and further provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution;

     o orders placed by broker-dealers, investment advisers or financial planners who have entered into an agreement with the Distributor, who place trades for their own accounts or the accounts of their clients and who charge a management consulting or other fee for their services (for example, mutual fund "wrap" or asset allocation programs); and

     o orders placed by clients of broker-dealers, investment advisers or financial planners who place trades for customer accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner and the broker-dealer, investment adviser or financial planner charges its clients a separate fee for its services (for example, mutual fund "supermarket programs").

     Broker-dealers, investment advisers or financial planners sponsoring fee-based programs (such as mutual fund "wrap" or asset allocation programs and mutual fund "supermarket" programs) may offer their clients more than one class of shares in a Series in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

     For an investor to obtain any reduction or waiver of the initial sales charge, at the time of the sale either the Transfer Agent must be notified directly by the investor or the Distributor must be notified by the dealer facilitating the transaction that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions.

     COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of a Series concurrently with Class A shares of other Prudential Mutual Funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See the table of break points under "How to Buy, Sell and Exchange Shares of the Series--Reducing or Waiving Class A's Initial Sales Charge" in the Prospectus.

     An eligible group of related Series investors includes any combination of the following:

     o    an individual;

     o    the individual's spouse, his or her children and his or her parents;

     o    the individual's and spouse's Individual Retirement Account (IRA);

     o any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

     o a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;

     o a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; and

     o one or more employee benefit plans of a company controlled by an individual.

     In addition, an eligible group of related Series investors may include the following: an employer (or group of related employers) and one or more retirement plans of such employer or employers. An employer controlling, controlled by or under common control with another employer is deemed related to that employer.

     The Transfer Agent, the Distributor or dealer must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege described in this subsection does not apply to individual participants in any retirement or group plans.



     LETTERS OF INTENT. Reduced sales charges are also available to investors (or an eligible group of related investors), who enter into a written Letter of Intent providing for the investment, within a thirteen-month period, of a specified dollar amount in the Series or other Prudential mutual funds.

     For purposes of the Letter of Intent, all shares of each Series and shares of other Prudential Mutual Funds (excluding money market funds, other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent and through your dealer will not be aggregated to determine the reduced sales charge.

     A Letter of Intent permits an investor to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the investor. The effective date of an Investment Letter of Intent may be back-dated up to 90 days, in order that any investment made during this 90-day period, valued at the investor's cost, can be applied to the fulfillment of the Letter of Intent goal.

     The Investment Letter of Intent does not obligate the investor to purchase, nor a Series to sell, the indicated amount. In the event the Letter of Intent goal is not satisfied within the thirteen-month period, the investor is required to pay the difference between the sales charges otherwise applicable to the investments made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of a Series pursuant to a Letter of Intent should carefully read such Letter of Intent.


     The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings.



     CLASS B AND CLASS C SHARES

     The offering price of Class B shares is the NAV next determined following receipt of an order by the Transfer Agent, your dealer or the Distributor. Class C shares are sold at a maximum sales charge of 1%. Redemptions of Class B and Class C shares may be subject to a CDSC. See "Contingent Deferred Sales Charges."

     The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to dealers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of the Fund to sell Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. See "How the Series is Managed--Distributor" in the Prospectus. In connection with the sale of Class C shares, the Distributor will pay, from its own resources, dealers, financial advisers and other persons which distribute Class C shares a sales commission of up to 1% of the purchase price at the time of the sale.



WAIVER OF INITIAL SALES CHARGE--CLASS C SHARES


     BENEFIT PLANS. Certain group retirement plans may purchase Class C shares without the initial sales charge. For more information, call Prudential at (800) 353-2847.

     INVESTMENT OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. Investors may purchase Class C shares at NAV, without the initial sales charge, with the proceeds from the redemption of shares of any unaffiliated registered investment company which were not held through an account with any Prudential affiliate. Such purchases must be made within 60 days of the redemption. Investors eligible for this waiver include (1) investors purchasing shares through an account at Prudential Securities, (2) investors purchasing shares through an ADVANTAGE Account or an Investor Account with Prusec, and (3) investors purchasing shares through other brokers. This waiver is not available to investors who purchase shares directly from the Transfer Agent. You must notify the Transfer Agent directly or through your broker if you are entitled to this waiver and provide the Transfer Agent with such supporting documents as it may deem appropriate.

CLASS Z SHARES

     Class Z shares of each Series currently are available for purchase by the following categories of investors:

     o Benefit Plans, provided such Benefit Plans (in combination with other plans sponsored by the same employer or group of related employers) have at least $50 million in defined contribution assets;

     o participants in any fee-based program sponsored by an affiliate of the Distributor which includes mutual funds as investment options and for which the Series is an available option;

     o certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential Mutual Funds are an available investment option;

     o Benefit Plans for which an affiliate of the Distributor provides administrative or recordkeeping services and as of September 20, 1996,
          (a) were Class Z shareholders of the Prudential Mutual Funds or (b) executed a letter of intent to purchase Class Z shares of the Prudential Mutual Funds;

     o current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund);

     o employees of Prudential and/or Prudential Securities who participate in a Prudential-sponsored employee saving plan and;

     o Prudential with an investment of $10 million or more.

     In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay dealers, financial advisers and other persons that distribute shares a finder's fee, from its own resources, based on appreciation of the net asset value of shares sold by such persons.

     Class Z shares of a Series may also be purchased by certain savings, retirement and deferred compensation plans, qualified or non-qualified under the Internal Revenue Code, provided that (i) the plan purchases shares of the Series pursuant to an investment management agreement with The Prudential Insurance Company of America or its affiliates, (ii) the Series is an available investment option under the agreement and (iii) the plan will participate in the PruArray and SmartPath Programs (benefit plan recordkeeping services) sponsored by Prudential Mutual Fund Services LLC. These plans include pension, profit-sharing, stock-bonus or other employee benefit plans under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 or 403(b)(7) of the Internal Revenue Code.

RIGHTS OF ACCUMULATION

     Reduced sales charges also are available through rights of accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of a Series and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. Rights of accumulation may be applied across the classes of shares of the Prudential Mutual Funds. However, the value of shares held directly with the Transfer Agent and through your broker will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (NAV plus maximum sales charge) as of the previous business day.

     The Distributor or the Transfer Agent must be notified at the time of purchase that the shareholder is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. Rights of accumulation are not available to individual participants in any retirement or group plans.

SALE OF SHARES

     You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent. See "Net Asset Value" below. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charges" below. If you are redeeming your shares through a dealer, your dealer must receive your sell order before the Fund computes its NAV for that day (I.E., 4:15 p.m., New York
Time) in order to receive that day's NAV. Your dealer will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.

     If you hold shares of a Series through Prudential Securities, you must redeem your shares through Prudential Securities. Please contact your Prudential Securities financial adviser.



     If you hold shares in non-certificate form, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates must be received by the Transfer Agent, the Distributor or your dealer in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 8149, Philadelphia, PA 19101, to the Distributor or to your dealer.



     Payment for redemption of recently purchased shares will be delayed until the Series or its Transfer Agent has been advised that the purchase check has been honored, which may take up to 10 calendar days from the time of receipt of the purchase check by the Transfer Agent. Such delay may be avoided by purchasing shares by wire or by certified or cashier's check.



EXPEDITED REDEMPTION PRIVILEGE. By electing the Expedited Redemption Privilege, you may arrange to have redemption proceeds sent to your bank account. The Expedited Redemption Privilege may be used to redeem shares in an amount of $200 or more, except if an account for which an expedited redemption is requested has a net asset value of less than $200, the entire account will be redeemed. Redemption proceeds in the amount of $1000 or more will be remitted by wire to your bank account at a domestic commercial bank which is a member of the Federal Reserve system. Redemption proceeds of less than $1000 will be mailed by check to your designated bank account. Any applicable contingent deferred sales charge will be deducted from the redemption proceeds. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:15 p.m., New York Time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions as set forth in the Prospectus regarding redemption of shares. For more information, see "How to Buy, Sell and Exchange Shares of the Fund - Telephone Redemptions and Exchanges" in the Prospectus. The Expedited Redemption Privilege may be modified or terminated at any time without notice. To receive further information, shareholders should contact Prudential Mutual Fund Services LLC at (800) 225-1852.

     SIGNATURE GUARANTEE. If the proceeds of the redemption (a) exceed $100,000,
(b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request stock power must be signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution.



     Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent, the Distributor or your dealer of the certificate and/or written request, except as indicated below. If you hold shares through Prudential Securities, payment for shares presented for redemption will be credited to your account at your dealer, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Series of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Series fairly to determine the value of its net assets, or (d) during any other period when the Securities and Exchange Commission ("SEC"), by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

     REDEMPTION IN KIND. If the Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Series to make payment wholly or partly in cash, the Series may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Series, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "Net Asset Value" below. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which each Series is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Series during any 90-day period for any one shareholder.

     INVOLUNTARY REDEMPTION. In order to reduce expenses of each Series, the Director may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Series will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.



     90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the same Series and account at the NAV next determined after the order is received, which must be within 90 days after the date of redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a PRO RATA basis.) You must notify the Transfer Agent either directly or through the Distributor of your dealer, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charges" below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.



CONTINGENT DEFERRED SALES CHARGES

     Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within one year of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and one year, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price of the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor.

     The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund.

     The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                                  CONTINGENT DEFERRED SALES
                                                   CHARGE AS A PERCENTAGE
            YEAR SINCE PURCHASE                    OF DOLLARS INVESTED OR
               PAYMENT MADE                          REDEMPTION PROCEEDS
            -------------------                   -------------------------
       First                                                 5.0%
       Second                                                4.0%
       Third                                                 3.0%
       Fourth                                                2.0%
       Fifth                                                 1.0%
       Sixth                                                 1.0%
       Seventh                                               None

     In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Series shares made during the preceding six years (five years for Class B shares purchased prior to January 22, 1990); then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

     For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

     For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

     WAIVER OF THE CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person either individually or in joint tenancy at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

     The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. For more information, call Prudential at (800) 353-2847.

     Finally, the CDSC will be waived to the extent that the proceeds from shares redeemed are invested in Prudential Mutual Funds, the Guaranteed Insulated Separate Account or units of The Stable Value Fund.

     SYSTEMATIC WITHDRAWAL PLAN. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase, or for shares purchased prior to March 1, 1997, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached.

     In addition, the CDSC will be waived on redemptions of shares held by Directors of the Fund.



     You must notify the Transfer Agent either directly or through your broker, at the time of redemption, that you are entitled to a waiver of the CDSC. The waiver will be granted subject to confirmation of your entitlement. In connection with these waivers, the Transfer Agent or your broker will require you to submit the supporting documentation set forth below.

CATEGORY OF WAIVER                         REQUIRED DOCUMENTATION

Death A copy of the shareholder's death certificate or, in the case of a trust, a copy of the grantor's death certificate, plus a copy of the trust agreement identifying the grantor.

Disability--An individual will be          A copy of the Social Security
considered disabled if she is unable       Administration award letter or a
to engage in any substantial gainful       letter from a physician on the
activity by reason of any medically        physician's letterhead stating that
determinable physical or mental            the shareholder is permanently
impairment which can be expected to        disabled. In the case of a trust, a
result in death or to be of                copy of the trust agreement
long-continued and indefinite              identifying the grantor will be
duration.                                  required as well). The letter must
                                           also indicate the date of disability.


Distribution  from an IRA or  403(b)       A copy of the distribution form from
Custodial Account                          the custodial firm indicating (i) the
                                           date of birth of the shareholder
                                           and(ii) that the shareholder is over
                                           age 59 1/2 and is taking a normal
                                           distribution--signed by the
                                           shareholder.

Distribution from Retirement Plan          A letter signed by the plan
                                           administrator/trustee indicating the
                                           reason for the distribution.

Excess Contributions                       A letter from the shareholder (for an
                                           IRA) or the plan
                                           administrator/trustee on company
                                           letterhead indicating the amount of
                                           the excess and whether or not taxes
                                           have been paid.


     The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

QUANTITY DISCOUNT--CLASS B SHARES PURCHASED PRIOR TO AUGUST 1, 1994

     The CDSC is reduced on redemptions of Class B shares of Global Growth series purchased prior to August 1, 1994 if, immediately after a purchase of such shares, the aggregate cost of all Class B shares of Global Growth series owned by you in a single account exceeded $500,000. For example, if you purchased $100,000 of Class B shares of Global Growth series in one year and an additional $450,000 of Class B shares in the following year with the result that the aggregate cost of your Class B shares of Global Growth series following the second purchase was $550,000, the quantity discount would be available for the second purchase of $450,000 but not for the first purchase of $100,000. The quantity discount will be imposed at the following rates depending on whether the aggregate value exceeded $500,000 or $1 million:

                                          CONTINGENT DEFERRED SALES CHARGE
                                         AS A PERCENTAGE OF DOLLARS INVESTED
                                               OR REDEMPTION PROCEEDS
                                      ------------------------------------------
        YEAR SINCE PURCHASE
            PAYMENT MADE              $500,001 TO $1 MILLION     OVER $1 MILLION
        --------------------          ----------------------     ---------------

           First ......................        3.0%                   2.0%
           Second .....................        2.0%                   1.0%
           Third ......................        1.0%                     0%
           Fourth and thereafter ......          0%                     0%

     You must notify the Series' Transfer Agent either directly or through Prudential Securities, Prusec or your broker, at the time of redemption, that you are entitled to the reduced CDSC. The reduced CDSC will be granted subject to confirmation of your holdings.

WAIVER OF CONTINGENT DEFERRED SALES CHARGES--CLASS C SHARES

     BENEFIT PLANS. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

CONVERSION FEATURE--CLASS B SHARES

     Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

     Since each Series tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) eligible to convert to Class A shares (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

     For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (I.E., $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

     Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.

     For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

     The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

                         SHAREHOLDER INVESTMENT ACCOUNT



     Upon the initial purchase of a Series' shares, a Shareholder Investment Account is established for each investor under which a record of the shares held is maintained by the Transfer Agent. If a stock certificate is desired, it must be requested in writing. Certificates are issued only for full shares and may be redeposited in the Shareholder Investment Account at any time. There is no charge to the investor for the issuance of a certificate. Each Series makes available to the shareholders the following privileges and plans.



AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS

     For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Series at the net asset value per share at the close of business on the record date. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the dealer. Any shareholder who receives dividends or distributions in cash may subsequently reinvest any such dividend or distribution at NAV by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. The reinvestment will be made at the NAV per share next determined after receipt of the check by the Transfer Agent. Shares purchased with reinvested dividends and/or distribution will not be subject to any CDSC upon redemption.

EXCHANGE PRIVILEGE

     Each Series makes available to its shareholders the privilege of exchanging their shares of the Series for shares of certain other Prudential Mutual Funds (the Exchange Privilege), including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential Mutual Funds may also be exchanged for shares of a Series. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of Prudential Mutual Funds, the Exchange Privilege is available for those funds eligible for investment in the particular program.

     It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

     In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 a.m. and 6:00 p.m., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order. The Exchange Privilege is available only in states where the exchange may legally be made.

     If you hold shares through Prudential Securities, you must exchange your shares by contacting your Prudential Securities financial adviser.

     If you hold certificates, the certificates must be returned in order for the shares to be exchanged. See "Sale of Shares" above.



     You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 8157, Philadelphia, PA 19101.



     In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services LLC, at the address noted above.

CLASS A. Shareholders of a Series may exchange their Class A shares for Class A shares of certain other Prudential Mutual Funds, shares of Prudential Structured Maturity Fund and Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the Exchange Privilege only to acquire Class A shares of the Prudential Mutual Funds participating in the Exchange Privilege.

     The following money market funds participate in the Class A Exchange
     Privilege:

            Prudential California Municipal Fund
              (California Money Market Series)

            Prudential Government Securities Trust
              (Money Market Series)
              (U.S. Treasury Money Market Series)

            Prudential Municipal Series Fund
              (Connecticut Money Market Series)
              (Massachusetts Money Market Series)
              (New Jersey Money Market Series)
              (New York Money Market Series)

            Prudential Money Mart Assets (Class A Shares)

            Prudential Tax-Free Money Fund

CLASS B AND CLASS C. Shareholders of a Series may exchange their Class B and Class C shares for Class B and Class C shares, respectively, of certain other Prudential Mutual Funds and shares of Prudential Special Money Market Fund, a money market fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the date of the initial purchase, rather than the date of the exchange.

     Class B and Class C shares of a Series may also be exchanged for shares of an eligible money market fund without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into a Series, such shares may be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being exchanged first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into a Series from a money market fund during the month (and are held in a Series at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.


     At any time after acquiring shares of other funds participating in the Class B and Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B and Class C shares of a Series, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.

     CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential Mutual Funds.



     SPECIAL EXCHANGE PRIVILEGE. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV (see "Purchase, Redemption and Pricing of Series Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" above) and for shareholders who qualify to purchase Class Z shares (see "Purchase, Redemption and Pricing of Fund Shares--Class Z Shares" above). Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in such a shareholder's account will be automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares at NAV on a quarterly basis, unless the shareholder elects otherwise. Similarly, shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities, Prusec or another dealer that they are eligible for this special exchange privilege.



     Participants in any fee-based program for which a Series is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at net asset value. Similarly, participants in Prudential Securities' 401(k) Plan for which the Fund's Class Z shares is an available option and who wish to transfer their Class Z shares out of the Prudential Securities' 401(k) Plan following separation from service (I.E., voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at NAV.

     Additional details about the exchange privilege and prospectuses for each of the Prudential Mutual Funds are available from the Series' Transfer Agent, the Distributor or your Dealer. The exchange privilege may be modified, terminated or suspended on 60 days' notice, and any fund, including a Series, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

DOLLAR COST AVERAGING

     Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

     Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college for the 1993-1994 academic year averaged around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class of 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.(1)

     The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)

 PERIOD OF
 MONTHLY INVESTMENTS:       $100,000      $150,000       $200,000       $250,000
 --------------------       --------      --------       --------       --------
     25 Years               $  105        $  158         $  210         $  263
     20 Years                  170           255            340            424
     15 Years                  289           433            578            722
     10 Years                  547           820          1,093          1,366
     5 Years                 1,361         2,041          2,721          3,402

         See  "Automatic Savings Investment Plan (AIP)."

-----------

     (1) Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board for the 1993-1994 academic year.

     (2) The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of a Series. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

AUTOMATIC INVESTMENT PLAN (AIP)



     Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of a Series by authorizing his or her bank account or Prudential Securities Account (including a Command Account) to be debited to invest specified dollar amounts in shares of such Series. The investor's bank must be a member of the Automatic Clearing House System.



     Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your broker.

SYSTEMATIC WITHDRAWAL PLAN



     A systematic withdrawal plan is available to shareholders through Prudential Securities or the Transfer Agent. Such withdrawal plan provides for monthly, quarterly, semi-annual or annual redemptions in any amount, except as provided below, up to the value of the shares in the shareholder's account. Systematic withdrawals of Class B or Class C shares may be subject to a CDSC. See "How to Buy, Sell and Exchange Shares of the Series--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus of each Series.

     In the case of shares held through the Transfer Agent, (i) a $10,000 minimum account value applies, (ii) systematic withdrawals may not be for less than $100 and (iii) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at NAV on shares held under this plan. See "Shareholder Investment Account--Automatic Reinvestment of Dividends and/or Distributions" above.

     The Transfer Agent, the Distributor or the shareholder's broker act as an agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawals. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

     Systematic withdrawals should not be considered as dividends, yield or income. If systematic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

     Furthermore, each systematic withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, systematic withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charge applicable to
(i) the purchase of Class A shares and (ii) the redemption of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the systematic withdrawal plan, particularly if used in connection with a retirement plan.



TAX-DEFERRED RETIREMENT PLANS

     Various tax-deferred retirement plans, including a 401(k) Plan, self-directed individual retirement accounts and "tax sheltered accounts" under
Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details are available from Prudential Securities or the Transfer Agent.

     Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

TAX-DEFERRED RETIREMENT ACCOUNTS

     INDIVIDUAL RETIREMENT ACCOUNTS. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                            TAX-DEFERRED COMPOUNDING(1)

        CONTRIBUTIONS                  PERSONAL
        MADE OVER:                      SAVINGS                        IRA
        -------------                  ---------                    ---------
        10 years                        $ 26,165                    $ 31,291
        15 years                          44,676                      58,649
        20 years                          68,109                      98,846
        25 years                          97,780                     157,909
        30 years                         135,346                     244,692

-----------

     (1) The chart is for illustrative purposes only and does not represent the performance of a Series or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meet the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account.

MUTUAL FUND PROGRAMS

     From time to time, a Series may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter promoted collectively. Typically, these programs are created with an investment theme, E.G., to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. A Series may waive or reduce its minimum initial investment requirements in connection with such a program.

     The mutual funds in the program may be purchased individually or as a part of the program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their Prudential Securities Financial Adviser or Prudential/Pruco Securities Representative concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by theprogram, the standard minimum investment requirements for the individual mutual funds will apply.

                                 NET ASSET VALUE

     Each Series' net asset value per share or NAV is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. The Directors have fixed the specific time of day for the computation of each Series' net asset value to be as of 4:15 P.M., New York time.

     Under the Investment Company Act, the Directors are responsible for determining in good faith fair value of securities of each Series. In accordance with procedures adopted by the Directors, the value of investments listed on a securities exchange and NASDAQ National Market System securities (other than options on stock and stock indices) are valued at the last sale price of such exchange system on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price. Corporate bonds (other than convertible debt securities and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the applicable Subadviser to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent or principal market maker which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the applicable Subadviser to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by principal market makers. Options on stock and stock indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer, and forward currency exchange contracts are valued at the current cost of covering or offsetting such contracts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board of Directors.

     Securities or other assets for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or Subadviser (or the Valuation Committee or the Board of Directors) does not represent fair value, are valued by the Valuation Committee or Board of Directors in consultation with the Manager or Subadviser including its portfolio manager, traders, and its research and credit analysts, on the basis of the following factors; cost of the security, transactions in comparable securities, relationships among various securities and such other factors as may be determined by the Manager, Subadviser, Board of Directors or Valuation Committee to materially affect the value of the security. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Directors not to represent fair value. Short-term securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or principal market maker. Each Series will compute its NAV at 4:15 P.M., New York time, on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Series shares have been received or days on which changes in the value of a Series' portfolio securities do not affect NAV. In the event the New York Stock Exchange closes early on any business day, the NAV of each Series' shares shall be determined at the time between such closing and 4:15 P.M., New York Time. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.



     Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. The NAVs of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAVs of Class A, Class B and Class C shares as a result of the fact that the Class Z shares are not subject to any distribution or service fee. It is expected, however, that the NAVs of the four classes will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.



                       TAXES, DIVIDENDS AND DISTRIBUTIONS

     Each Series has elected to qualify and intends to remain qualified as a regulated investment company under the Internal Revenue Code for each taxable year. Accordingly, a Series must, among other things, (a) derive at least 90% of its gross income from dividends, interest, proceeds from loans of securities and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of its assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities limited in respect of any one issuer to an amount not greater than 5% of such Series' assets, and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies). These requirements may limit a Series' ability to invest in other types of assets.

     As a regulated investment company, a Series will not be subject to federal income tax on its net investment income and capital gains, if any, that it distributes to its shareholders, provided (among other things) that at least 90% of the Series' net investment income (including net short-term capital gains) other than long-term capital gains earned in the taxable year is distributed. Each Series intends to distribute annually to its shareholders all of its taxable net investment income, which includes dividends, interest and any net short-term capital gains in excess of net long-term capital losses. The Board of Directors of the Fund will determine once a year whether to distribute any net long-term capital gains in excess of any net short-term capital losses. In determining the amount of capital gains to be distributed, any capital loss carryovers from prior years will be offset against capital gains. A 4% nondeductible excise tax will be imposed on a Series to the extent such Series does not meet certain distribution requirements by the end of each calendar year.

     Gains or losses attributable to foreign currency contracts, or to fluctuations in exchange rates between the time a Series accrues income, expenses or other liabilities denominated in a foreign currency and the time such Series actually collects such income or pays such liabilities, are treated as ordinary income or ordinary loss for federal income tax purposes. Similarly, gains or losses on the disposition of debt securities held by a Series, if any, denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates are also treated as ordinary income or loss.

     Gains or losses on sales of securities by a Series will generally be treated as long-term capital gains or losses if the securities have been held by it for more than one year except in certain cases where a Series acquires a put or writes a call thereon or otherwise holds an offsetting position with respect to the securities. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will generally be treated as gains and losses from the sale of securities. If an option written by a Series on securities lapses or is terminated through a closing transaction, such as a purchase by a Series of the option from its holder, a Series will generally realize short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by such Series in the closing transaction. If securities are sold by a Series pursuant to the exercise of a call option written by it, such Series will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Certain of a Series' transactions may be subject to wash sale straddle, constructive sale and short sale provisions of the Internal Revenue Code which may, among other things, require such Series to defer losses, recognize gain or cause gain to be treated as ordinary income rather than as capital gain. In addition, debt securities acquired by a Series may be subject to original issue discount rules which may, among other things, cause such Series to accrue income in advance of the receipt of cash with respect to interest and market discount rules which may, among other things, cause gains to be treated as ordinary income.

     Special rules apply to most options on stock indices, futures contracts and options thereon, and forward foreign currency exchange contracts in which the Series may invest. See "Investment Objectives and Policies." These investments generally will constitute Section 1256 contracts and will be required to be "marked to market" for federal income tax purposes at the end of the Series' taxable year, I.E., treated as having been sold at market value. Sixty percent of any capital gain or loss recognized on such deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

     Forward currency contracts, options and futures contracts entered into by a Series may create "straddles" for federal income tax purposes, which may result in the deferral of losses on positions held by the Series to the extent of any unrecognized gain on offsetting positions held by the Series and a limitation on the deductibility of interest or other charges incurred to purchase or carry such positions.

     A "passive foreign investment company" ("PFIC") is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If a Series acquires and holds stock in a PFIC beyond the end of the year of its acquisition, such Series will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain from disposition of the stock (collectively "PFIC income"), plus interest thereon, even if such Series distributes the PFIC income as a taxable dividend to its shareholders. If a Series elects to treat any PFIC in which it invests as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, such Series will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, even if they are not distributed to such Series; those amounts would be subject to the distribution requirements applicable to such Series described above. Because the election to treat a PFIC as a qualifying electing Fund cannot be made without the provision of certain information by the PFIC, a Series may not be able to make such an election. For taxable years of each Series beginning after December 31, 1997, if a Series does not or cannot elect to treat such a PFIC as a "qualified electing fund," such Series can make a "mark-to-market" election, I.E., treat the shares of the PFIC as sold on the last day of such Series' taxable year, and thus avoid the special tax and interest charge. The gains a Series recognizes from the mark-to-market election would be included as ordinary income in the net investment income such Series must distribute to shareholders, notwithstanding that such Series would receive no cash in respect of such gains. Any loss from the mark-to-market election may be recognized by the Fund to the extent of its previously reported mark-to-market gains.

     Dividends of net investment income will be taxable to a U.S. shareholder as ordinary income regardless of whether such shareholder receives such dividends in additional shares or in cash. Dividends received from a Series will be eligible for the dividends-received deduction for corporate shareholders only to the extent that a Series' income is derived from certain dividends received from domestic corporations. The amount of dividends qualifying for the dividends-received deduction will be designated as such in a written notice to shareholders mailed not later than 60 days after the end of a Series' taxable year. Distributions of net long-term capital gains, if any, will be taxable as long-term capital gains regardless of whether the shareholder receives such distribution in additional shares or in cash and regardless of how long the shareholder has held a Series' shares, and will not be eligible for the dividends-received deduction for corporations.

     Any dividends or capital gains distributions received by a shareholder will have the effect of reducing the net asset value of the Series' shares by the exact amount of the dividend or capital gains distribution. If the net asset value of the shares should be reduced below a shareholder's cost as a result of a dividend or capital gains distribution, such dividend or capital gains distribution, although constituting a return of capital, will be taxable as described above. Prior to purchasing shares of the Series, therefore, the investor should carefully consider the impact of dividends or capital gains distributions which are expected to be or have been announced.

     Shareholders electing to receive dividends and distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Series on the reinvestment date.

     Any loss realized on a sale, redemption or exchange of shares of the Series by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

     If a shareholder who acquires shares of the Series sells or otherwise disposes of such shares within 90 days of acquisition, certain sales charges incurred in acquiring such shares may not be included in the basis of such shares for purposes of calculating gain or loss realized upon such sale or disposition.

     Distributions of net investment income made to a nonresident alien individual, a nonresident alien fiduciary of a foreign estate or trust, foreign corporation or foreign partnership (foreign shareholder) will be subject to U.S. withholding tax at a rate of 30% (or lower treaty rate), unless the dividends are effectively connected with the U.S. trade or business of the shareholder and the shareholder complies with certain filing requirements. Gains realized upon the sale or redemption of shares of the Series by a foreign shareholder and distributions of net long-term capital gains to a foreign shareholder will generally not be subject to U.S. income tax unless the gain is effectively connected with a trade or business carried on by the shareholder within the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for more than 182 days during the taxable year and certain other conditions are met. In the case of a foreign shareholder who is a nonresident alien individual, the Series may be required to withhold U.S. federal income tax at the rate of 31% of distributions of net long-term capital gains unless IRS Form W-8 is provided. If distributions are effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions of net investment income and net long-term capital gains will generally be subject to U.S. income tax at the graduated rates applicable to U.S. citizens or domestic corporations. Transfers by gift of shares of the Series by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax, but the value of the shares of the Series held by such a shareholder at his death will be includable in his gross estate for U.S. federal estate tax purposes. The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Series.

     Income received by the Series from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Series' assets to be invested in various countries is not known.

     If the Series is liable for foreign taxes, the Series expects to meet the requirements of the Internal Revenue Code for "passing-through" to its shareholders foreign income taxes paid, but there can be no assurance that the Series will be able to do so. Under the Internal Revenue Code, if more than 50% of the value of the Series' total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Series will be eligible and may file an election with the Internal Revenue Service to "pass-through" to the Series' shareholders the amount of foreign income taxes paid by the Series. Pursuant to this election shareholders will be required to:
(i) include in gross income (in addition to taxable dividends actually received) their pro rata share of the foreign income taxes paid by the Series; (ii) treat their pro rata share of foreign income taxes as paid by them; and (iii) either deduct their pro rata share of foreign income taxes in computing their taxable income or, subject to certain limitations, use it as a foreign tax credit against U.S. income taxes imposed on foreign source income. For this purpose, the portion of dividends paid by the Series from its foreign source income will be treated as such. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. A shareholder that is a nonresident alien individual or foreign corporation may be subject to U.S. withholding tax on the income resulting from the election described in this paragraph, but may not be able to claim a credit or deduction against such tax for the foreign taxes treated as having been paid by such shareholder. A tax-exempt shareholder will not ordinarily benefit from this election. The amount of foreign taxes for which a shareholder may claim a credit in any year will generally be subject to various limitations including a separate limitation for "passive income," which includes, among other things, dividends, interest and certain foreign currency gains.

     Each shareholder will be notified within 60 days after the close of the Series' taxable year whether the foreign income taxes paid by the Series will "pass-through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign income taxes paid to each such country and (b) the portion of the dividend which represents income derived from sources within each such country.

     The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A or Class Z shares as a result of the higher distribution-related fee applicable to the Class B and Class C shares and lower on Class A shares in relation to Class Z shares. The per share distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B, Class C and Class Z shares.

     Distributions may be subject to additional state and local taxes.

                             PERFORMANCE INFORMATION

     AVERAGE ANNUAL TOTAL RETURN. A Series may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares.

     Average annual total return is computed according to the following formula:

                                  P(1+T)n = ERV

        Where: P = a hypothetical initial payment of $1,000.
               T = average annual total return.
               n = number of years.
               ERV = ending redeemable value at the end of the 1, 5 or 10 year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods.

     Average annual total return takes into account any applicable initial or contingent deferred sales charge but does not take into account any federal or state income taxes that may be payable upon redemption.



     GLOBAL GROWTH SERIES: The average annual total return for Class A shares for the one year, five year and and since inception (January 22, 1990) periods ended October 31, 2000 was %, % and %, respectively. The average annual total return with respect to the Class B shares of Global Growth series for the one, five and ten year periods ended on October 31, 2000 was %, % and %, respectively. The average annual total return for Class C shares for the one year, five year and since-inception (August 1, 1994) periods ended October 31, 2000 was %, % and %, respectively. The average annual total return for Class Z shares of Global Growth series for the one year and since-inception (March 1, 1996) periods ended October 31, 2000 was % and %, respectively.

     INTERNATIONAL VALUE SERIES: Class A, Class B and Class C shares were first offered in September 1996. The average annual total return for Class A, Class B and Class C shares for the one year period ended October 31, 2000 was %, % and %, respectively. The average annual total return for Class A, Class B and Class C shares for the since-inception (September 22, 1996) period ended October 31, 2000 was %, % and %, respectively. The average annual total return for Class Z shares for the one year, five year and since-inception (November 5, 1992) periods ended October 31, 2000 was %, % and %, respectively.

     INTERNATIONAL GROWTH SERIES: [TEXT TO FOLLOW]

     YIELD. A Series may from time to time advertise its yield as calculated over a 30-day period. YIELD IS CALCULATED SEPARATELY FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES. This yield will be computed by dividing the Series' net investment income per share earned during this 30-day period by the maximum offering price per share on the last day of this period. Yield is calculated according to the following formula:

                                  | (a-b+1)(6) |
                          Yield = | ( --- )-1  |
                            2     | (cd   )    |


     Where:    a    = dividends and interest earned during the period.
               b    = expenses accrued for the period (net of reimbursements).
               c    = the average daily number of shares  outstanding during the period that were entitled to receive dividends.
               d    = the  maximum  offering  price per share on the last day of the period.

     Yield fluctuates and an annualized yield quotation is not a representation by the Series as to what an investment in the Series will actually yield for any given period. Yields for a Series will vary based on a number of factors including changes in net asset value, market conditions, the level of interest rates and the level of such Series income and expenses.

     AGGREGATE TOTAL RETURN. A Series may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares.

     Aggregate total return represents the cumulative change in the value of an investment in the Series and is computedaccording to the following formula:

                                     ERV - P
                                     -------
                                        P

     Where:    P    = a hypothetical initial payment of $1000.
               ERV  = ending  redeemable value at the end of the 1, 5 or 10 year periods (or fractional portion thereof) of a hypothetical
                    $1000 payment made at the beginning of the 1, 5 or 10 year periods.

     Aggregate total return does not take into account any federal or state income taxes that may be payable uponredemption or any applicable initial or contingent deferred sales charges.



     GLOBAL GROWTH SERIES: The aggregate total return with respect to the Class A shares of Global Growth Series for the one year, five year and since-inception (January 22, 1990) periods ended October 31, 2000 was %, % and %, respectively. The aggregate total return with respect to the Class B shares of Global Growth Series for the one, five and ten year periods ended on October 31, 2000 was %, % and %, respectively. The aggregate total return for Class C shares for the one year, five year and since-inception (August 1, 1994) periods ended October 31, 2000 was %, % and %, respectively. The aggregate total return for Class Z shares of Global Growth Series for the one year and since-inception (March 1, 1996) periods ended October 31, 2000 was % and %, respectively.

     INTERNATIONAL VALUE SERIES: The aggregate total return with respect to the Class A shares of International Value Series for the one year and since-inception (September 23, 1996) periods ended October 31, 2000 was % and %, respectively. The aggregate total return with respect to the Class B shares of the International Value Series for the one year and since-inception (September 23, 1996) periods ended on October 31, 2000 was % and %, respectively. The aggregate total return with respect to the Class C shares of the Series for the one year and since-inception (September 23, 1996) periods ended on October 31, 2000 was % and %, respectively. The aggregate total return for Class Z shares for the one year, five year and since-inception (November 5, 1992) periods ended October 31, 2000 was %, % and %, respectively.

     INTERNATIONAL GROWTH SERIES: [TEXT TO FOLLOW]

     ADVERTISING. Advertising materials for the Fund may include biographical information relating to its portfolio manager(s), and may include or refer to commentary by the Fund's manager(s) concerning investment style, investment discipline, asset growth, current or past business experience, business capabilities, political, economic or financial conditions and other matters of general interest to investors. Advertising materials for the Fund also may include mention of The Prudential Insurance Company of America, its affiliates and subsidiaries, and reference the assets, products and services of those entities.



     From time to time, advertising materials for the Fund may include information concerning retirement and investing for retirement, may refer to the approximate number of Fund shareholders and may refer to Lipper rankings or Morningstar ratings, other related analysis supporting those ratings, other industry publications, business periodicals and market indices. In addition, advertising materials may reference studies or analyses performed by the manager or its affiliates. Advertising materials for sector funds, funds that focus on market capitalizations, index funds and international/global funds may discuss the potential benefits and risks of that investment style. Advertising materials for fixed income funds may discuss the benefits and risks of investing in the bond market including discussions of credit quality, duration and maturity.


     From time to time, the performance of a Series may be measured against various indices. Set forth below is a chart which compares the performance of different types of investments over the long term with the rate of INFLATION.(1)


                               NEW CHART PROVIDED

--------------

     (1) Source: Ibbotson Associates. Used with permission. All rights reserved. Common stock returns are based on the Standard and Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

                  APPENDIX I--DESCRIPTION OF SECURITY RATINGS

DESCRIPTION OF S&P CORPORATE BOND RATINGS:

     AAA - Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     BB, B, CCC, CC, C - Bonds rated BB, B, CCC, CC, or C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS:

     Aaa - Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these issues.

     Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds rated Baa are considered as medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well-safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies the numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF DUFF & PHELPS BOND RATINGS:

     AAA - Bonds rated AAA by Duff & Phelps are considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA+, AA, AA- - Bonds rated AA+, AA or AA- are considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

     A+, A, A- - Bonds rated A+, A or A- have protection factors which are average but adequate; however, risk factors are more variable and greater in periods of economic stress.

     BBB+, BBB, BBB- - Bonds rated BBB+, BBB or BBB- have below average protection factors but are still considered sufficient for prudent investment. These bonds demonstrate considerable variability in risk during economic cycles.

     BB+, BB, BB- - Bonds rated BB+, BB, or BB- are below investment grade but are still deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

     B+, B, B- - Bonds rated B+, B, or B- are below investment grade and possess the risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

     CCC - Bonds rated CCC are well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

     DD - Bonds rated DD are defaulted debt obligations. The issuer failed to meet scheduled principal and/or interest payments.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS:

     Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is strong, but the relative degree of safety is not as high as for issues designated A-1.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS:

     The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

DESCRIPTION OF DUFF & PHELPS COMMERCIAL PAPER RATING:

     Duff & Phelps commercial paper ratings are divided into three categories, ranging from "1" for the highest quality obligations to "3" for the lowest. No ratings are issued for companies whose paper is not deemed investment grade. Issues assigned the Duff 1 rating are considered top grade. This category is further divided into three gradations as follows: Duff 1 plus -- highest certainty of timely payment, short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is clearly outstanding and safety is just below risk-free U.S. Treasury short-term obligations; Duff 1 -- very high certainty of timely payment, liquidity factors are excellent and supported by strong fundamental protection factors, risk factors are minor; Duff 1 minus-high certainty of timely payment, liquidity factors are strong and supported by good fundamental protection factors, risk factors are very small. Issues rated Duff 2 represent a good certainty of timely payment; liquidity factors and company fundamentals are sound; although ongoing internal funds needs may enlarge total financing requirements, access to capital markets is good; risk factors are small. Duff 3 represents a satisfactory grade; satisfactory liquidity and other protection factors qualify issue as to investment grade; risk factors are larger and subject to more variation; nevertheless timely payment is expected.

                  APPENDIX II--GENERAL INVESTMENT INFORMATION

     The following terms are used in mutual fund investing.

ASSET ALLOCATION

     Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

     Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

DURATION

     Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

     Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, I.E., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

     Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

     Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

STANDARD DEVIATION

     Standard Deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

                   APPENDIX III--HISTORICAL PERFORMANCE DATA

     The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

     This chart shows the long-term performance of various asset classes and the rate of inflation.

--------------------------------------------------------------------------------

                                 INSERT CHART A

--------------------------------------------------------------------------------

Source:   Ibbotson  Associates.   Used  with  permission.   This  chart  is  for
illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential Mutual Fund.

Generally, stock returns are due to capital appreciation and the reinvestment of distributions. Bond returns are attributable mainly to reinvestment of interest. Also, stock prices are usually more volatile than bond prices over the long-term.

Small stock returns for 1926-1980 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the U.S. government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

IMPACT OF INFLATION. The "real" rate of investment return is that which exceeds the rate of inflation, the percentage change in the value of consumer goods and the general cost of living. A common goal of long-term investors is to outpace the erosive impact of inflation on investment returns.

                                     III-1

     Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1989 through 1999. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of either Series or of any sector in which a Series invests.

     All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Fund Expenses" in the prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.

            HISTORICAL TOTAL RETURNS OF DIFFERENT BOND MARKET SECTORS

                                [Insert Chart B]

(1) LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

(2) LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).

(3) LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.

(4) LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.
Source: Lipper, Inc.

(5) SALOMON SMITH BARNEY WORLD GOVERNMENT INDEX (NON U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.


                                     III-2

This chart illustrates the                 This chart shows the growth of a
performance of major world stock           hypothetical $10,000 investment
markets for the period from                made in the stock representing the
December 31, 1985 through December         S&P 500 stock index with and
31, 1999. It does not represent the        without reinvested dividends.
performance of any Prudential
Mutual Fund.





     [Insert Chart C]



                                                  [Insert Chart D]



Source: Morgan Stanley Capital             Source: Lipper, Inc. Used with
International (MSCI) based on data         permission. All rights reserved.
retrieved from Lipper Analytical           This chart is for illustrative
New Application (LANA). Morgan             purposes only and is not
Stanley country indices are                representative of the past, present
unmanaged indices which include            or future performance of any
those stocks making up the largest         Prudential Mutual Fund. Common
two-thirds of each country's total         Stock total returns are based on the
stock market capitalization. This          S&P 500 Index, a market-value
chart is for illustrative purposes         weighted index made up of 500 of
only and is not indicative of the          the largest stocks in the U.S.
past, present or future performance        based upon their stock market
of any specific investment.                value. Investors cannot buy or
Investors cannot invest directly in        invest in market indices.
stock indices.












                                [Insert Chart E]






           Source: Morgan Stanley Capital International, December 31, 1999. Used with permission. This chart represents the capitalization of major world stock markets as measured by the Morgan Stanley Capital International (MSCI) World Index. The total market capitalization is based on the value of approximately 1577 companies in 22 countries (representing approximately 60% of the aggregate market value of the stock exchanges). This chart is for illustrative purposes only and does not represent the allocation of any Prudential Mutual Fund.

                                     III-3

This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.


              LONG U.S. TREASURY BOND YIELD IN PERCENT (1926-1999)



                                (INSERT CHART F)


----------
Source: Ibbotson Associates. Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1999. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential Mutual Fund.


                                     III-4

                                     PART C


                                OTHER INFORMATION

ITEM 23. EXHIBITS.

     (a)  (i) Restated Articles of Incorporation. Incorporated by reference to
          Exhibit 1 to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 3, 1995.


          (ii) Articles Supplementary dated December 27, 1995. Incorporated by reference to Exhibit (a)(ii) to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on February 2, 2000.


          (iii) Articles Supplementary dated June 20, 1996. Incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on June 24, 1996.


          (iv) Amendment to Articles of Incorporation. Incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on June 24, 1996.

          (v) Articles Supplementary dated December 2, 1999. Incorporated by reference to Exhibit (a)(v) to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on February 2, 2000.

          (vi) Articles of Amendment dated December 22, 1999. Incorporated by reference to Exhibit (a)(vi) to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on February 2, 2000.

     (b)  By-Laws of the Registrant, Revised and Restated November 18, 1999.*


     (c) (i) Specimen Certificate for shares of Common Stock of the Registrant for Class A Shares. Incorporated by reference to Exhibit 4(a) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.

          (ii) Specimen Certificate for shares of Common Stock of the Registrant for Class B Shares. Incorporated by reference to Exhibit 4(b) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.

          (iii) Specimen Certificate for shares of Common Stock of the Registrant for Class C Shares. Incorporated by reference to Exhibit 4(c) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.

          (iv) Specimen Certificate for shares of Common Stock of the Registrant for Class Z Shares. Incorporated by reference to Exhibit 4(d) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.

          (v) Instruments defining rights of shareholders. Incorporated by reference to Exhibit 4(e) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.

     (d) (i) Management Agreement between the Registrant and Prudential Mutual Fund Management, Inc. with respect to the Global Series of the Registrant. Incorporated by reference to Exhibit 5(a) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.

          (ii) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and The Prudential Investment Corporation with respect to the Global Series of the Registrant. Incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.

          (iii) Management Agreement between Registrant and Prudential Mutual Fund Management, Inc. with respect to the International Stock Series of the Registrant, incorporated by reference to Exhibit 5(c) to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 14, 1997.

          (iv) Subadvisory Agreement between Mercator Asset Management, L.P. and Prudential Mutual Fund Management, Inc. with respect to the International Stock Series of the Registrant, incorporated by reference to Exhibit 5(d) to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 14, 1997.

          (v) Subadvisory Agreement between the Prudential Investment Corporation and Prudential Mutual Fund Management, Inc. with respect to the International Stock Series of the Registrant, incorporated by reference to Exhibit 5(e) to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 14, 1997.


          (vi) Management Agreement between Registrant and Prudential Investments Fund Management LLC with respect to the Prudential Jennison International Growth Fund series of the Registrant dated November 18, 1999. Incorporated by reference to Exhibit (d)(vi) to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on February 2, 2000.

          (vii) Subadvisory Agreement between Jennison Associates LLC and Prudential Investments Fund Management LLC with respect to the Jennison International Growth Fund series of the Registrant dated November 18, 1999. Incorporated by reference to Exhibit (d)(vii) to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on February 2, 2000.

          (viii) Amendment dated January 1, 2000 to Subadvisory Agreement between Prudential Investments Fund Management LLC and the Prudential Investment Corporation.*

     (e) (i) Restated Distribution Agreement for Shares of the Registrant dated November 18, 1999. Incorporated by reference to Exhibit (e)(i) to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on February 2, 2000.

          (ii) Form of Dealer Agreement. Incorporated by reference to Exhibit
          (e)(ii) to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on February 2, 2000.


     (f)  Not applicable.

     (g) (i) Custodian Agreement between the Registrant and State Street Bank and Trust Company. Incorporated by reference to Exhibit 6 to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.

          (ii) Form of Amendment to Custodian Agreement, incorporated by reference to Exhibit No. 8(b) to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on November 1, 1995.


          (iii) Amendment dated February 22, 1999 to Custodian Contract.*

     (h) (i) Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc. Incorporated by reference to
          Exhibit 9 to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.

          (ii) Amendment dated August 24, 1999 to Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services LLC.*


     (i) Opinion of Sullivan & Cromwell. Incorporated by reference to Exhibit 10 to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.

     (j)  Consent of Independent Accountants.**

     (k)  Not applicable.


     (l) Purchase Agreement dated November 18, 1999. Incorporated by reference to Exhibit (l) to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on February 2, 2000.


     (m) (i) Amended and Restated Distribution and Service Plan for Class A shares of Global Series of the Registrant; dated July 1, 1993. Incorporated by reference to Exhibit 15(a) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.

          (ii) Amended and Restated Distribution and Service Plan for Class B shares of Global Series of the Registrant; dated July 1, 1993. Incorporated by reference to Exhibit 15(b) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.

          (iii) Distribution and Service Plan for Class A shares of Global Series of the Registrant; incorporated by reference to Exhibit 6(c) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 3, 1995.

          (iv) Distribution and Service Plan for Class B shares of Global Series of the Registrant; incorporated by reference to Exhibit 6(d) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 3, 1995.

          (v) Distribution and Service Plan for Class C shares of Global Series of the Registrant; incorporated by reference to Exhibit 6(e) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 3, 1995.

          (vi) Distribution and Service Plan for Class A shares of International Stock Series of the Registrant, incorporated by reference to Exhibit 15(f) to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on September 19, 1996.

          (vii) Distribution and Service Plan for Class B shares of International Stock Series of the Registrant, incorporated by reference to Exhibit 15(g) to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on September 19, 1996.

          (viii) Distribution and Service Plan for Class C shares of International Stock Series of the Registrant, incorporated by reference to Exhibit 15(h) to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on September 19, 1996.

          (ix) Amended and Restated Distribution and Service Plan for Class A shares of Global Series of the Registrant. Incorporated by reference to Exhibit 99.m(ix) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on November 2, 1998.

          (x) Amended and Restated Distribution and Service Plan for Class B shares of Global Series of the Registrant. Incorporated by reference to Exhibit 99.m(x) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on November 2, 1998.

          (xi) Amended and Restated Distribution and Service Plan for Class C shares of Global Series of the Registrant. Incorporated by reference to Exhibit 99.m(xi) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on November 2, 1998.

          (xii) Amended and Restated Distribution and Service Plan for Class A shares of International Stock Series of the Registrant. Incorporated by reference to Exhibit 99.m(xii) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on November 2, 1998.

          (xiii) Amended and Restated Distribution and Service Plan for Class B shares of International Stock Series of the Registrant. Incorporated by reference to Exhibit 99.m(xiii) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on November 2, 1998.

          (xiv) Amended and Restated Distribution and Service Plan for Class C shares of International Stock Series of the Registrant. Incorporated by reference to Exhibit 99.m(xiv) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on November 2, 1998.


          (xv) Distribution and Service Plan for Class A shares of the Prudential Jennison International Growth Fund series of the Registrant. Incorporated by reference to Exhibit (m)(xv) to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on February 2, 2000.

          (xvi) Distribution and Service Plan for Class B shares of the prudential Jennison International Growth Fund series of the Registrant. Incorporated by reference to Exhibit (m)(xvi) to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on February 2, 2000.

          (xvii) Distribution and Service Plan for Class C shares of the Prudential Jennison International Growth Fund series of the Registrant. Incorporated by reference to Exhibit (m)(xvii) to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on February 2, 2000.

     (n)  Not Applicable.

     (o) Amended and Restated Rule 18f-3 Plan dated November 18, 1999. Incorporated by reference to Exhibit (o) to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on February 2, 2000.

     (p)  (i) Code of Ethics of the Registrant.*

          (ii) Code of Ethics of Prudential Investment Corporation, Prudential Investments Fund Management LLC and Prudential Investment Management Services LLC.*

----------
* Filed herewith.
** To be provided.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     None.

ITEM 25. INDEMNIFICATION

     As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act), and pursuant to Article VI of the Fund's By-Laws (Exhibit (a) to the Registration Statement), officers, directors, employees and agents of the Registrant will not be liable to the Registrant, any stockholder, officer, director, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions. Section 2-418 of Maryland General Corporation Law permits indemnification of directors who acted in good faith and reasonably believed that the conduct was in the best interests of the Registrant. As permitted by
Section 17(i) of the 1940 Act, pursuant to Section 10 of the Distribution Agreement (Exhibit (e) to the Registration Statement), the Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

     The Registrant has purchased an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.

     Section 9 of the Management Agreements for the Registrant's Global Growth Fund series and International Value Fund series and Section 8 of the Management Agreement for the Registrant's Prudential Jennison International Growth Fund series (Exhibits (d)(i), (iii) and (vi) to the Registration Statement, respectively) and Section 4 of the Subadvisory Agreements (Exhibits (d)(ii),
(iv), (v) and (vii) to the Registration Statement, respectively) limit the liability of Prudential Investments Fund Management LLC (PIFM) and Mercator Asset Management, L.P. (Mercator) or Jennison Associates LLC (Jennison), respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

     The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and each Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Section 17(h) and 17(i) of such Act remains in effect and is consistently applied.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     (a) Prudential Investments Fund Management LLC (PIFM)

     See "How the Series is Managed--Manager" in the Prospectuses constituting Part A of this Post-Effective Amendment to the Registration Statement and "Investment Advisory and Other Services--Investment Advisers" in the Statement of Additional Information constituting Part B of this Post-Effective Amendment to the Registration Statement.

     The business and other connections of the officers of PIFM are listed in Schedules A and D of Form ADV of PIFM as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (File No. 801-3110, filed on March 30, 1994).

     The business and other connections of PIFM's directors and principal executive officers within the last two years are set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

NAME AND ADDRESS               POSITION WITH PIFM                              PRINCIPAL OCCUPATIONS
----------------               ------------------                              ---------------------
Robert F. Gunia                Executive Vice President and     Executive Vice President and Chief Administrative Officer
                               Chief Administrative Officer      PIFM; Vice President, Prudential; President, Prudential
                                                                 investment Management Services LLC (PIMS)


William V. Healey              Executive Vice President,        Executive Vice President, Chief Legal Officer and
                                Chief Legal Officer and           Secretary, PIFM; Vice President and Associate General
                               Secretary                          Counsel, Prudential; Executive Vice President, Chief
                                                                  Legal Officer and Secretary, Prudential Mutual Fund
                                                                  Services LLC; Senior Vice President, Chief Legal Officer
                                                                  and Secretary, PIMS



David R. Odenath, Jr.          Officer in Charge. President     Officer in Charge, President, Chief Executive Officer and
                               Chief Executive Officer and       Chief Operating Officer, PIFM; Senior Vice President,
                               Chief Operating Officer           The Prudential Insurance Company of America (Prudential)


Stephen Pelletier              Executive Vice President         Executive Vice President, PIFM

Judy A. Rice                   Executive Vice President         Executive Vice President, PIFM

Lynn M. Waldvogel              Executive Vice President         Executive Vice President, PIFM

     (b) The Prudential Investment Corporation (PIC)

     See "How the Series is Managed--Manager" in the Prospectuses constituting Part A of this Post-Effective Amendment to the Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of this Post-Effective Amendment to the Registration Statement.

     The business and other connections of PIC's directors and executive officers are as set forth below. Except as otherwise indicated, the address of each person is Prudential Plaza, Newark, NJ 07101-4077.

NAME AND ADDRESS               POSITION WITH PIC                               PRINCIPAL OCCUPATIONS
----------------               -----------------                               ---------------------

John R. Strangfeld, Jr.        Chairman of Board,           Chief Executive Officer of Prudential Securities
                                President and Chief          Incorporated (since October 2000), President of
                                Executive Officer            Prudential Global Asset Management Group; Senior Vice
                                and Director                 President of Prudential


Bernard B. Winograd            Senior Vice President and    Chief Executive Officer of Prudential Real Estate Investors
                                Director                     (PRFI); Senior Vice President and Director, PIC

ITEM 27. PRINCIPAL UNDERWRITERS


     (a) Prudential Investment Management Services LLC is distributor for Prudential Government Securities Trust, The Target Portfolio Trust, Cash Accumulation Trust, COMMAND Government Fund, COMMAND Money Fund, COMMAND Tax-Free Fund, Global Utility Fund, Inc., Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Prudential Balanced Fund, Prudential California Municipal Fund, Prudential Diversified Bond Fund, Inc., Prudential Diversified Funds, Prudential Emerging Growth Fund, Inc., Prudential Equity Fund, Inc., Prudential Europe Growth Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Global Total Return Fund, Inc., Prudential High Yield Fund, Inc., Prudential Index Series Fund, Prudential MoneyMart Assets Inc., Prudential Natural Resources Fund, Inc., Prudential Government Income Fund, Inc., Prudential High Yield Total Return Fund, Inc., Prudential International Bond Fund, Inc., Prudential Institutional Liquidity Portfolio, Inc., The Prudential Investment Portfolios, Inc., Prudential Mid-Cap Value Fund, Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Real Estate Securities Fund, Prudential Sector Funds, Inc., Prudential Small-Cap Quantum Fund, Inc., Prudential Small Company Fund, Inc., Prudential Special Money Market Fund, Inc., Prudential Short-Term Corporate Bond Fund, Inc., Prudential Tax-Free Money Fund, Inc., Prudential Tax-Managed Funds, Prudential 20/20, Focus Fund, Prudential Value Fund, Prudential World Fund, Inc., Strategic Partners Series and Target Funds.

     (b) Information concerning the directors and officers of Prudential Investment Management Services LLC is set forth below:


                              POSITIONS AND                                                      POSITIONS AND
                              OFFICES WITH                                                       OFFICES WITH
NAME(1)                       UNDERWRITER                                                         REGISTRANT
-------                       -------------                                                       -----------
Margaret M. Deverell          Vice President and Chief Financial Officer                      None

Kevin Frawley                 Senior Vice President and Chief Compliance Officer              None

Robert F. Gunia               President                                                       Vice President and Director


William V. Healey             Senior Vice President, Secretary and Chief Legal Officer        Assistant Secretary


John R. Strangfeld, Jr.       Executive Vice President                                        President and Director


(1) The address of each person named above is Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102.


ITEM 28. LOCATION OF ACCOUNTS AND RECORDS


     All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, Massachusetts, The Prudential Investment Corporation, Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102, the Registrant, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and Prudential Mutual Fund Services LLC, 194 Wood Avenue South, Iselin, New Jersey 08853. Documents required by Rules 31a-1(b) (4), (5), (6), (7), (9), (10) and (11) and 31a-1 (d)
and (f) will be kept at Gateway Center Three, Newark, New Jersey 07102-4077, and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services LLC.


ITEM 29. MANAGEMENT SERVICES

     Other than as set forth under the captions "How the Series is Managed--Manager" and "How the Series is Managed--Distributor" in the Prospectuses and the captions "Investment Advisory and Other
Services--Investment Advisers" and "Investment Advisory and Other
Services--Distributor and Rule 12b-1 Plans" in the Statement of Additional Information, constituting Parts A and B, respectively, of this Registration Statement, Registrant is not a party to any management-related service contract.

ITEM 30. UNDERTAKINGS

     None.

                                 EXHIBIT INDEX

     (a)  (i) Restated Articles of Incorporation. Incorporated by reference to
          Exhibit 1 to Post-Effective Amendment No. 17 to the Registration Statement filed on Form N-1A via EDGAR on January 3, 1995 (File No. 2-89725).


          (ii) Articles Supplementary dated December 27, 1995. Incorporated by reference to Exhibit (a)(ii) to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on February 2, 2000.


          (iii) Articles Supplementary dated June 20, 1996. Incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on June 24, 1996.

          (iv) Amendment to Articles of Incorporation. Incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on June 24, 1996.


          (v) Articles Supplementary dated December 2, 1999. Incorporated by reference to Exhibit (a)(v) to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on February 2, 2000.

          (vi) Articles of Amendment dated December 22, 1999. Incorporated by reference to Exhibit (a)(vi) to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on February 2, 2000.

          (b) By-Laws of the Registrant, Revised and Restated November 18,
          1999.*


     (c) (i) Specimen Certificate for shares of Common Stock of the Registrant for Class A Shares. Incorporated by reference to Exhibit 4(a) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.

          (ii) Specimen Certificate for shares of Common Stock of the Registrant for Class B Shares. Incorporated by reference to Exhibit 4(b) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.

          (iii) Specimen Certificate for Shares of Common Stock of the Registrant for Class C Shares. Incorporated by reference to Exhibit 4(c) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.

          (iv) Specimen Certificate for Shares of Common Stock of the Registrant for Class Z Shares. Incorporated by reference to Exhibit 4(d) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.

          (v) Instruments defining rights of shareholders. Incorporated by reference to Exhibit 4(e) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.

     (d) (i) Management Agreement between the Registrant and Prudential Mutual Fund Management, Inc. with respect to the Global Series of the Registrant, Incorporated by reference to Exhibit 5(a) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (file No. 2-89725) filed via EDGAR on January 7, 1998.

          (ii) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and The Prudential Investment Corporation with respect to the Global Series of the Registrant, Incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (file No. 2-89725) filed via EDGAR on January 7, 1998.

          (iii) Management Agreement between Registrant and Prudential Mutual Fund Management, Inc. with respect to the International Stock Series of the Registrant, incorporated by reference to Exhibit 5(c) to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 14, 1997.

          (iv) Subadvisory Agreement between Mercator Asset Management, L.P. and Prudential Mutual Fund Management, Inc. with respect to the International Stock Series of the Registrant, incorporated by reference to Exhibit 5(d) to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 14, 1997.

          (v) Subadvisory Agreement between The Prudential Investment Corporation and Prudential Mutual Fund Management, Inc. with respect to the International Stock Series of the Registrant, incorporated by reference to

          Exhibit 5(e) to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 14, 1997.


          (vi) Management Agreement between Registrant and Prudential Investments Fund Management LLC with respect to the Prudential Jennison International Growth Fund series of the Registrant dated November 18, 1999. Incorporated by reference to Exhibit (d)(vi) to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on February 2, 2000.

          (vii) Subadvisory Agreement between Jennison Associates LLC and Prudential Investments Fund Management LLC with respect to the Jennison International Growth Fund series of the Registrant dated November 18, 1999. Incorporated by reference to Exhibit (d)(vii) to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on February 2, 2000.

          (viii) Amendment dated January 1, 2000 to Subadvisory Agreement between Prudential Investments Fund Management LLC and the Prudential Investment Corporation.*

     (e) (i) Restated Distribution Agreement for Shares of the Registrant dated November 18, 1999. Incorporated by reference to Exhibit (e)(i) to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on February 2, 2000.

          (ii) Form of Dealer Agreement. Incorporated by reference to Exhibit
          (e)(ii) to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on February 2, 2000.


     (f)  Not applicable.

     (g) (i) Custodian Agreement between the Registrant and State Street Bank and Trust Company. Incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.

          (ii) Form of Amendment to Custodian Agreement, incorporated by reference to Exhibit No. 8(b) to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on November 1, 1995.


          (iii) Amendment dated February 22, 1999 to Custodian Contract.*

     (h) (i) Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc. Incorporated by reference to
          Exhibit 9 to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.

          (ii) Amendment dated August 24, 1999 to Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services LLC.*


     (i) Opinion of Sullivan & Cromwell. Incorporated by reference to Exhibit 10 to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.

     (j)  Consent of Independent Accountants.**

     (k)  Not applicable.


     (l) Purchase Agreement dated November 18, 1999. Incorporated by reference to Exhibit (l) to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on February 2, 2000.


     (m) (i) Amended and Restated Distribution and Service Plan for Class A shares of Global Series of the Registrant; dated July 1, 1993. Incorporated by reference to Exhibit 15(a) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.

          (ii) Amended and Restated Distribution and Service Plan for Class B shares of Global Series of the Registrant; dated July 1, 1993. Incorporated by reference to Exhibit 15(b) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.

          (iii) Distribution and Service Plan for Class A shares of Global Series of the Registrant; Incorporated by reference to Exhibit 6(c) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 3, 1995.

          (iv) Distribution and Service Plan for Class B shares of Global Series of the Registrant; incorporated by reference to Exhibit 6(d) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 3, 1995.

          (v) Distribution and Service Plan for Class C shares of Global Series of the Registrant; incorporated by reference to Exhibit 6(e) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 3, 1995.

          (vi) Distribution and Service Plan for Class A Shares of International Stock Series of the Registrant; incorporated by reference to Exhibit 15(f) to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on September 19, 1996.

          (vii) Distribution and Service Plan for Class B Shares of International Stock Series of the Registrant; incorporated by reference to Exhibit 15(g) to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on September 19, 1996.

          (viii) Distribution and Service Plan for Class C Shares of International Stock Series of the Registrant; incorporated by reference to Exhibit 15(h) to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on September 19, 1996.

          (ix) Amended and Restated Distribution and Service Plan for Class A shares of Global Series of the Registrant. Incorporated by reference to Exhibit 99.m(ix) to Post-Effective Amendment No. 24 on Form N-1A (File No. 2-89725) filed via EDGAR on November 2, 1998.

          (x) Amended and Restated Distribution and Service Plan for Class B shares of Global Series of the Registrant. Incorporated by reference to Exhibit 99.m(x) to Post-Effective Amendment No. 24 on Form N-1A (File No. 2-89725) filed via EDGAR on November 2, 1998.

          (xi) Amended and Restated Distribution and Service Plan for Class C shares of Global Series of the Registrant. Incorporated by reference to Exhibit 99.m(xi) to Post-Effective Amendment No. 24 on Form N-1A (File No. 2-89725) filed via EDGAR on November 2, 1998.

          (xii) Amended and Restated Distribution and Service Plan for Class A shares of International Stock Series of the Registrant. Incorporated by reference to Exhibit 99.m(xii) to Post-Effective Amendment No. 24 on Form N-1A (File No. 2-89725) filed via EDGAR on November 2, 1998.

          (xiii) Amended and Restated Distribution and Service Plan for Class B shares of International Stock Series of the Registrant. Incorporated by reference to Exhibit 99.m(xiii) to Post-Effective Amendment No. 24 on Form N-1A (File No. 2-89725) filed via EDGAR on November 2, 1998.

          (xiv) Amended and Restated Distribution and Service Plan for Class C shares of International Stock Series of the Registrant. Incorporated by reference to Exhibit 99.m(xiv) to Post-Effective Amendment No. 24 on Form N-1A (File No. 2-89725) filed via EDGAR on November 2, 1998.


          (xv) Distribution and Service Plan for Class A shares of the Prudential Jennison International Growth Fund series of the Registrant. Incorporated by reference to Exhibit (m)(xv) to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on February 2, 2000.

          (xvi) Distribution and Service Plan for Class B shares of the Prudential Jennison International Growth Fund series of the Registrant. Incorporated by reference to Exhibit (m)(xvi) to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on February 2, 2000.

          (xvii) Distribution and Service Plan for Class C shares of the Prudential Jennison International Growth Fund series of the Registrant. Incorporated by reference to Exhibit (m)(xvii) to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on February 2, 2000.

     (o) Amended and Restated Rule 18f-3 Plan dated November 18, 1999. Incorporated by reference to Exhibit (o) to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on February 2, 2000.

     (p)  (i) Code of Ethics of the Registrant.*

          (ii) Code of Ethics of Prudential Investment Corporation, Prudential Investments Fund Management LLC and Prudential Investment Management Services LLC.*

----------
* Filed herewith.
** To be provided

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, and State of New Jersey, on the 22nd day of December, 2000.

                                                 PRUDENTIAL  WORLD  FUND,  INC.


                                                 /s/ David R. Odenath
                                                 -----------------------------
                                                 (DAVID R. ODENATH, PRESIDENT)

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

          SIGNATURE                TITLE                           DATE
          ---------                -----                           ----

/s/  Delayne D. Gold        Director                          December  22, 2000
---------------------
     DELAYNE D. GOLD

/s/  Robert F. Gunia        Vice President and Director       December  22, 2000
---------------------
     ROBERT F. GUNIA

/s/  Robert E. LaBlanc      Director                          December  22, 2000
---------------------
     ROBERT E. LABLANC

/s/  David R. Odenath       Director, President and           December  22, 2000
---------------------         Chief Executive Officer
     DAVID R. ODENATH

/s/  Judy A. Rice           Director                          December  22, 2000
---------------------
     JUDY A. RICE

/s/  Robin B. Smith         Director                          December  22, 2000
---------------------
     ROBIN B. SMITH

/s/  Stephen Stoneburn      Director                          December  22, 2000
---------------------
     STEPHEN STONEBURN

/s/  Nancy H. Teeters       Director                          December  22, 2000
---------------------
     NANCY H. TEETERS

/s/  Clay T. Whitehead      Director                          December  22, 2000
---------------------
     CLAY T. WHITEHEAD

/s/  Grace C. Torres        Treasurer and Principal           December  22, 2000
---------------------        Financial and Accounting
     GRACE C. TORRES         Officer